UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒         Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BLACKROCK VIRGINIA MUNICIPAL BOND TRUST

BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST, INC.

BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND, INC.

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND

BLACKROCK MUNIYIELD QUALITY FUND III, INC.

(Exact Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-11.

BLACKROCK VIRGINIA MUNICIPAL BOND TRUST

BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST, INC.

BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND, INC.

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND

BLACKROCK MUNIYIELD QUALITY FUND III, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

[●], 2023

Dear Preferred Shareholder:

You are cordially invited to attend a joint special shareholder meeting (the “Special Meeting”) of BlackRock Virginia Municipal Bond Trust (“BHV”), BlackRock Investment Quality Municipal Trust, Inc. (“BKN”), BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY”), BlackRock MuniYield Pennsylvania Quality Fund (“MPA”) and BlackRock MuniYield Quality Fund III, Inc. (“MYI” or the “Acquiring Fund” and collectively with BHV, BKN, MIY and MPA, the “Funds,” and each, a “Fund”), to be held on [●], 2023 at [●] a.m. (Eastern time). The Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the Special Meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link. Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting the Funds.

Preferred Shareholders of BHV: You and the common shareholders of BHV are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger between BHV and the Acquiring Fund (the “BHV Merger Agreement”) providing for the merger of BHV, a Delaware statutory trust and a closed-end management investment company, with the Acquiring Fund, a Maryland corporation and a closed-end management investment company (the “BHV Merger”). The BHV Merger would be effected by merging BHV with and into a wholly-owned subsidiary of the Acquiring Fund, which has been formed for the sole purpose of consummating the BHV Merger and will transfer its assets and liabilities to the Acquiring Fund and dissolve as soon as practicable following the completion of the BHV Merger. The Acquiring Fund has a similar investment objective and similar investment strategies, policies and restrictions as BHV, although there are some differences. In addition, you are being asked to vote as a separate class on a proposal to approve the BHV Merger Agreement and the BHV Merger.

Preferred Shareholders of BKN: You and the common shareholders of BKN are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger between BKN and the Acquiring Fund (the “BKN Merger Agreement”) providing for the merger of BKN, a Maryland corporation and a closed-end management investment company, with the Acquiring Fund, a Maryland corporation and a closed-end management investment company (the “BKN Merger”). The BKN Merger would be effected by merging BKN with and into a wholly-owned subsidiary of the Acquiring Fund, which has been formed for the sole purpose of consummating the BKN Merger and will transfer its assets and liabilities to the Acquiring Fund and dissolve as soon as practicable following the completion of the BKN Merger. The Acquiring Fund has a similar investment objective and similar investment strategies, policies and restrictions as BKN, although there are some differences. In addition, you are being asked to vote as a separate class on a proposal to approve the BKN Merger Agreement and the BKN Merger.

Preferred Shareholders of MIY: You and the common shareholders of MIY are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger between MIY and the Acquiring Fund (the “MIY Merger Agreement”) providing for the merger of MIY, a Maryland corporation and a closed-end management investment company, with the Acquiring Fund, a Maryland corporation and a closed-end management investment company (the “MIY Merger”). The MIY Merger would be effected by merging MIY with and into a wholly-owned subsidiary of the Acquiring Fund, which has been formed for the sole purpose of consummating the MIY Merger and will transfer its assets and liabilities to the Acquiring Fund and dissolve as soon as practicable following the completion of the MIY Merger. The Acquiring Fund has a similar investment objective and similar investment strategies, policies and restrictions as MIY, although there are some differences. In addition, you are being asked to vote as a separate class on a proposal to approve the MIY Merger Agreement and the MIY Merger.

i

Preferred Shareholders of MPA: You and the common shareholders of MPA are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger between MPA and the Acquiring Fund (the “MPA Merger Agreement” and collectively with the BHV Merger Agreement, the BKN Merger Agreement and the MIY Merger Agreement, the “Merger Agreements”) providing for the merger of MPA, a Massachusetts business trust and a closed-end management investment company, with the Acquiring Fund, a Maryland corporation and a closed-end management investment company (the “MPA Merger” and collectively with the BHV Merger, BKN Merger, MIY Merger, the “Mergers”). The MPA Merger would be effected by merging MPA with and into a wholly-owned subsidiary of the Acquiring Fund, which has been formed for the sole purpose of consummating the MPA Merger and will transfer its assets and liabilities to the Acquiring Fund and dissolve as soon as practicable following the completion of the MPA Merger. The Acquiring Fund has a similar investment objective and similar investment strategies, policies and restrictions as MPA, although there are some differences. In addition, you are being asked to vote as a separate class on a proposal to approve the MPA Merger Agreement and the MPA Merger.

Preferred Shareholders of the Acquiring Fund: You and the common shareholders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BHV Merger, the BKN Merger, the MIY Merger and the MPA Merger (each, a “Merger”). In addition, you are being asked to vote as a separate class on a proposal to approve each Merger Agreement and the respective Merger.

The enclosed Proxy Statement is only being delivered to the Funds’ preferred shareholders. The common shareholders of each Fund are also being asked to attend the Special Meeting and to vote with respect to the proposals described above that require the vote of the common shareholders and preferred shareholders as a single class. Each Fund is delivering to its common shareholders a separate joint proxy statement/prospectus with respect to the proposals described above.

The Board of Directors or Board of Trustees, as applicable, of each Fund believes that the proposals that the preferred shareholders of its Fund are being asked to vote upon is in the best interests of its respective Fund and its shareholders and unanimously recommends that you vote “FOR” such proposal.

Your vote is important. Attendance at the Special Meeting will be limited to each Fund’s shareholders as of [●], 2023, the record date for the Special Meeting.

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at https://meetnow.global/M4VASFL by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC, each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

ii

We encourage you to carefully review the enclosed materials, which explain the proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By touch-tone phone;

•	By internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the postage-paid envelope; or

•	By participating at the Special Meeting as described above.

If you do not vote using one of the methods described above, you may be called by Georgeson LLC, the Funds’ proxy solicitor, to vote your shares.

If you have any questions about the proposals to be voted on or the virtual Special Meeting, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at (866) 413-5899.

As always, we appreciate your support.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your preferred shares to be voted, your preferred shares will be voted “FOR” the proposal. If your preferred shares are held through a broker, you must provide voting instructions to your broker about how to vote your preferred shares in order for your broker to vote your preferred shares as you instruct at the Special Meeting.

iii

[●], 2023

IMPORTANT NOTICE

TO PREFERRED SHAREHOLDERS OF

BLACKROCK VIRGINIA MUNICIPAL BOND TRUST

BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST, INC.

BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND, INC.

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND

BLACKROCK MUNIYIELD QUALITY FUND III, INC.

QUESTIONS & ANSWERS

Although we urge you to read the entire Proxy Statement, we have provided for your convenience a brief overview of some of the important questions concerning the joint special shareholder meeting (the “Special Meeting”) of BlackRock Virginia Municipal Bond Trust (“BHV”), BlackRock Investment Quality Municipal Trust, Inc. (“BKN”), BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY”), BlackRock MuniYield Pennsylvania Quality Fund (“MPA”) (collectively, the “Target Funds”) and BlackRock MuniYield Quality Fund III, Inc. (“MYI” or the “Acquiring Fund” and collectively with the Target Funds, the “Funds,” and each, a “Fund”) and the proposals to be voted on. It is expected that the effective dates (collectively, the “Closing Date”) of the Mergers will be sometime during the first half of 2024, but they may be at a different time as described in the Proxy Statement.

The enclosed Proxy Statement is being sent only to (i) the holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of BHV, MIY, MPA and the Acquiring Fund and (ii) the holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of BKN. Each Fund is separately soliciting the votes of its holders of common shares (together with the VRDP Shares or VMTP Shares of each Fund, as applicable, the “Shares”) through a separate joint proxy statement/prospectus.

Q:	Why is a shareholder meeting being held?

A:

Preferred Shareholders of BlackRock Virginia Municipal Bond Trust (NYSE Ticker: BHV): You and the common shareholders of BHV are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger (the “BHV Merger Agreement”) among BHV, the Acquiring Fund and a wholly-owned subsidiary of the Acquiring Fund (the “BHV Merger Sub”) providing for the merger of BHV with and into the BHV Merger Sub (the “BHV Merger”). The BHV Merger Sub has been formed for the sole purpose of consummating the BHV Merger and will transfer its assets and liabilities to the Acquiring Fund and dissolve as soon as practicable following the completion of the BHV Merger.

You are also being asked to vote as a separate class on a proposal to approve the BHV Merger Agreement and the BHV Merger.

Preferred Shareholders of BlackRock Investment Quality Municipal Trust, Inc. (NYSE Ticker: BKN): You and the common shareholders of BKN are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger (the “BKN Merger Agreement”) among BKN, the Acquiring Fund and a wholly-owned subsidiary of the Acquiring Fund (the “BKN Merger Sub”) providing for the merger of BKN with and into the BKN Merger Sub (the “BKN Merger”). The BKN Merger Sub has been formed for the sole purpose of consummating the BKN Merger and will transfer its assets and liabilities to the Acquiring Fund and dissolve as soon as practicable following the completion of the BKN Merger. If the BKN Merger Agreement is approved by the requisite shareholders, BKN will redeem all of its outstanding VMTP Shares prior to the Closing Date of the BKN Merger. BKN may issue, prior to the Closing Date of the BKN Merger, VRDP Shares with terms substantially identical to the terms of the Acquiring Fund VRDP Shares and use the proceeds from such issuance for the redemption of all of the outstanding VMTP Shares of BKN (the “VMTP Refinancing”). If BKN has any VMTP Shares outstanding as of, and the VMTP Refinancing is not completed prior to, the Closing Date of the BKN Merger, then the BKN Merger will not be consummated.

You are also being asked to vote as a separate class on a proposal to approve the BKN Merger Agreement and the BKN Merger.

i

Preferred Shareholders of BlackRock MuniYield Michigan Quality Fund, Inc. (NYSE Ticker: MIY): You and the common shareholders of BHV are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger (the “MIY Merger Agreement”) among MIY, the Acquiring Fund and a wholly-owned subsidiary of the Acquiring Fund (the “MIY Merger Sub”) providing for the merger of MIY with and into the MIY Merger Sub (the “MIY Merger”). The MIY Merger Sub has been formed for the sole purpose of consummating the MIY Merger and will transfer its assets and liabilities to the Acquiring Fund and dissolve as soon as practicable following the completion of the MIY Merger.

You are also being asked to vote as a separate class on a proposal to approve the MIY Merger Agreement and the MIY Merger.

Preferred Shareholders of BlackRock MuniYield Pennsylvania Quality Fund (NYSE Ticker: MPA): You and the common shareholders of MPA are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger (the “MPA Merger Agreement” and collectively with the BHV Merger Agreement, BKN Merger Agreement and MIY Merger Agreement, the “Merger Agreements”) among MPA, the Acquiring Fund and a wholly-owned subsidiary of the Acquiring Fund (the “MPA Merger Sub” and collectively with the BHV Merger Sub, the BKN Merger Sub and the MIY Merger Sub, the “Merger Subs”) providing for the merger of MPA with and into the MPA Merger Sub (the “MPA Merger” and collectively with the BHV Merger, the BKN Merger and the MIY Merger, the “Mergers”). The MPA Merger Sub has been formed for the sole purpose of consummating the MPA Merger and will transfer its assets and liabilities to the Acquiring Fund and dissolve as soon as practicable following the completion of the MPA Merger.

You are also being asked to vote as a separate class on a proposal to approve the MPA Merger Agreement and the MPA Merger.

Preferred Shareholders of BlackRock MuniYield Quality Fund III, Inc. (NYSE Ticker: MYI): You and the common shareholders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with each Merger Agreement (each, an “Issuance” and collectively, the “Issuances”).

You are also being asked to vote as a separate class on a proposal to approve each Merger Agreement, including the issuance of additional Acquiring Fund VRDP Shares.

The term “Combined Fund” refers to the Acquiring Fund as the surviving Fund after the consummation of each of the Mergers.

The BKN Merger is contingent upon the completion of the VMTP Refinancing if BKN does not redeem all of its VMTP Shares following shareholder approval of the BKN Merger. If BKN has any VMTP Shares outstanding as of, and the VMTP Refinancing is not completed prior to, the Closing Date of the BKN Merger, then the BKN Merger will not be consummated.

No Merger is contingent upon the approval of any other Merger. If a Merger is not consummated, the Fund(s) for which such Merger(s) was not consummated would continue to exist and operate on a standalone basis.

Q:	Why has each Fund’s Board recommended these proposals?

A:

The Board of Directors or Board of Trustees, as applicable (each, a “Board” and each member thereof, a “Board Member”), of each Fund has determined that its Merger(s) is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to net asset value (“NAV”) and liquidation preference, respectively, as a result of the Merger. The Mergers seek to achieve certain economies of scale and other operational efficiencies by combining five funds that have similar investment objectives and similar investment strategies, policies and restrictions and are managed by the same investment adviser, BlackRock Advisors, LLC (the “Investment Advisor”).

In light of these similarities, the Mergers are intended to reduce fund redundancies and create a single, larger fund that may benefit from anticipated operating efficiencies and economies of scale. The Mergers are intended to result in the following potential benefits to common shareholders:

(i)

lower net total expenses (after fees waived and excluding interest expense) per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Mergers) due to economies of scale resulting from the larger size of the Combined Fund;

(ii)	improved net earnings yield on NAV and tax-equivalent yield on NAV for common shareholders of each Fund other than the Acquiring Fund;

(iii)	higher distribution rate for common shareholders of each Fund;

(iv)	improved secondary market trading of the common shares of the Combined Fund; and

(v)	operating and administrative efficiencies for the Combined Fund, including the potential for the following:

(a)	greater investment flexibility and investment options;

(b)	greater diversification of portfolio investments;

(c)	the ability to trade portfolio securities in larger positions and more favorable transaction terms;

(d)	additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

(e)

benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

(f)	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund, including Board Members thereof who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved its Merger Agreement(s) and the Issuances, as applicable, concluding that the Merger(s) is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Merger(s). As a result of the Mergers, however, common and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Mergers. Each Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Because the shareholders of each Fund will vote separately on the Fund’s respective Merger(s) or Issuances, as applicable, and the BKN Merger is contingent upon the completion of the VMTP Refinancing if BKN does not redeem all of its VMTP Shares following shareholder approval of the BKN Merger, there are multiple potential combinations of Mergers. To the extent either Merger is not completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Mergers, may be reduced.

If a Merger is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Merger(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund.

Q:	How will holders of preferred shares be affected by the Mergers?

A:

As of the date of the enclosed Proxy Statement, each of BHV, MIY, MPA and the Acquiring Fund has VRDP Shares outstanding and BKN has VMTP Shares outstanding. As of July 31, 2023, BHV had 116 Series W-7 VRDP Shares outstanding, MIY had 2,319 Series W-7 VRDP Shares outstanding, MPA had 826 Series W-7 VRDP Shares outstanding, the Acquiring Fund had 3,564 Series W-7 VRDP Shares outstanding and BKN has 1,259 Series W-7 VMTP Shares outstanding.

If the BKN Merger Agreement is approved by the requisite shareholders, BKN will redeem all of its outstanding VMTP Shares prior to the Closing Date of the BKN Merger. Pursuant to the VMTP Refinancing, any outstanding VMTP Shares of BKN may be refinanced into BKN VRDP Shares, with terms substantially identical to those of the Acquiring Fund’s VRDP Shares. The dividend rate of the BKN VRDP Shares to be issued in the VMTP Refinancing will be based on the sum of the Securities Industry and Financial Markets Association Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares, whereas the current dividend rate of the currently outstanding BKN VMTP Shares is based on a variable rate set weekly at a fixed rate spread to the Secured Overnight Financing Rate (SOFR). See “Information About the Preferred Shares of the Funds” in the Proxy Statement for additional information about the preferred shares of each Fund.

The Board of each Fund has authorized the redemption of up to 100% of the Fund’s currently outstanding VRDP Shares or VMTP Shares, as applicable, in connection with its respective Merger(s) prior to the Closing Date of such Merger(s). Any such redemption by a Target Fund would occur following shareholder approval of the Target Fund’s Merger, and any such redemption by the Acquiring Fund would occur following shareholder approval of any one of the Mergers. In addition, the Board of each Fund has authorized the redemption of up to 67% of the Fund’s currently outstanding VRDP Shares or VMTP Shares, as applicable, on one or more occasions between October 11, 2023 and April 1, 2024. Any such redemption is not related to a Fund’s Merger(s) or contingent on shareholder approval of a Fund’s Merger(s).

In connection with the Mergers, assuming that no BHV, MIY or MPA VRDP Shares are redeemed prior to the applicable Closing Date and BKN refinances all of its currently outstanding VMTP Shares into VRDP Shares in the VMTP Refinancing prior to the Closing Date of the BKN Merger, the Acquiring Fund expects to issue 116 additional VRDP Shares to BHV VRDP Holders, 1,259 additional VRDP Shares to BKN VRDP Holders, 2,319 additional VRDP Shares to MIY VRDP Holders and 826 additional VRDP Shares to MPA VRDP Holders. Following the completion of the Mergers, based on the Fund’s preferred shares currently outstanding, the Combined Fund is expected to have 8,084 VRDP Shares outstanding. If any Fund partially or fully redeems its preferred shares, the Combined Fund will have fewer than 8,084 VRDP Shares outstanding, or possibly no VRDP Shares outstanding, following the completion of the Mergers.

Assuming all of the Mergers are approved by shareholders, the Target Funds do not redeem all of their preferred shares prior to the Closing Date of the Mergers and the VMTP Refinancing, if any, is completed prior to the Closing Date of the BKN Merger, upon the Closing Date of the Mergers, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s outstanding VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Mergers will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger. Such special rate period will terminate on June 19, 2024, unless extended. The Mergers will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the BKN VRDP Shares to be issued in connection with the VMTP Refinancing, if any. The VRDP Shares of BHV have a mandatory redemption date of July 1, 2042, the VRDP Shares of MIY have a mandatory redemption date of May 1, 2041, and the VRDP Shares of MPA have a mandatory redemption date of June 1, 2041, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of June 1, 2041. The VRDP Shares that will be issued be issued in connection with the VMTP Refinancing, if any, are expected to have a mandatory redemption date of June 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The VRDP Shares of BHV, MIY, MPA and the Acquiring Fund are currently in a one year special rate period that will end on June 19, 2024, unless extended (each, a “Special Rate Period”). The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares are expected to be identical to the terms of the Special Rate Period applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger. The transfer restrictions applicable to the VRDP Shares of BHV, MIY, MPA and the Acquiring Fund during their respective Special Rate Periods are substantially similar.

None of the expenses of the Mergers are expected to be borne by the VRDP Holders or VMTP Holders, as applicable, of the Funds.

To the extent that the Acquiring Fund issues any new VRDP Shares in the Mergers, the VRDP Holders of each Fund, if any, will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than any Fund individually before the Mergers. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Mergers, any VRDP Holders of the Combined Fund may hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares, if any, of their respective Fund prior to the Mergers.

Q:	How similar are the Funds?

A:

The Funds have the same investment adviser, officers and directors/trustees. MPA is organized as a Massachusetts business trust. BHV is organized as a statutory trust under the laws of the State of Delaware. BKN, MIY and the Acquiring Fund are each formed as a Maryland corporation.

Each of the Funds has its common shares listed on the NYSE. BHV, MIY, MPA and the Acquiring Fund each has privately placed VRDP Shares outstanding. BKN has privately placed VMTP Shares outstanding.

Each Fund is managed by a team of investment professionals led by Michael Kalinoski, CFA, Kevin Maloney, CFA, Walter O’Connor, CFA, Christian Romaglino, CFA, Phillip Soccio, CFA and Kristi Manidis.

[Following the Mergers, it is expected that the Combined Fund will be managed by a team of investment professionals led by Michael Kalinoski, CFA, Kevin Maloney, CFA, Walter O’Connor, CFA, Christian Romaglino, CFA, Phillip Soccio, CFA and Kristi Manidis.]

The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are similar to those of BHV, BKN, MIY and MPA, although there are some differences. For purposes of the below comparisons, as applicable, “Managed Assets” means a Fund’s total assets (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes).

v

Investment Objective:

BHV	BKN	MIY	MPA	Acquiring Fund (MYI)
The Fund’s investment objective is to provide current income exempt from regular federal income taxes and Virginia personal income tax.	The Fund’s investment objective is to provide high current income exempt from regular U.S. federal income tax consistent with the preservation of capital.	The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management.	The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management.	The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management.

Municipal Bonds: Below is a comparison of each Fund’s investment policy with respect to municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not excludable from gross income for certain state income tax purposes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes certain state Municipal Bonds, as applicable.

BHV	BKN	MIY	MPA	Acquiring Fund (MYI)
Under normal market conditions, the Fund will invest at least 80% of its Managed Assets* in municipal bonds, the interest of which is exempt from regular federal income tax and Virginia personal income tax.	As a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets* in investments the income from which is exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax).	The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of Michigan, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from Michigan income taxes.	The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of Pennsylvania, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from Pennsylvania income taxes.	The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Acquiring Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax).

*

“Managed Assets” means BKN’s total assets (including any assets attributable to money borrowed for investment purposes) minus the sum of BKN’s accrued liabilities (other than money borrowed for investment purposes).

Investment Grade and Non-Investment Grade Securities: Below is a comparison of each Fund’s policy with respect to investment in investment grade quality securities and non-investment grade quality securities. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investor Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”)) or are unrated but judged to be of comparable quality by the Investment Advisor. Below investment grade quality means securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Investment Advisor to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

BHV	BKN	MIY	MPA	Acquiring Fund (MYI)
Under normal market conditions, the Fund invests at least 80% of its Managed Assets in investment grade quality municipal bonds. BHV may invest up to 20% of its Managed Assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Investment Advisor	Under normal market conditions, BKN will invest at least 80% of its Managed Assets in investment quality securities. BKN may invest up to 20% of its Managed Assets, measured at the time of investment, in securities rated BB/Ba or B by Moody’s S&P, Fitch or another nationally recognized rating agency or, if unrated, deemed to be of comparable credit quality by the Investment Advisor.	Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade.	Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities. BHV may invest up to 20% of its Managed Assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Investment Advisor	Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade.

Bond Maturity: Below is a comparison of each Fund’s policy with respect to bond maturity.

BHV	BKN	MIY	MPA	Acquiring Fund (MYI)
The average maturity of the Fund’s portfolio securities will vary based upon the Investment Advisor’s assessment of economic and market conditions. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.	The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Fund’s portfolio at any given time may include both long- term and intermediate-term Municipal Bonds.	The average maturity of Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds	The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.	The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Acquiring Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

Leverage: Each Fund utilizes leverage through the issuance of VRDP Shares or VMTP Shares and tender option bonds (“TOBs”). See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” The Acquiring Fund may continue to leverage its assets after the Closing Date of the Mergers through the use of VRDP Shares and TOBs. As noted above, the Board of the Acquiring Fund has authorized the redemption of up to 100% of the Acquiring Fund’s currently outstanding VRDP Shares or VMTP Shares, as applicable, in connection with the Mergers prior to the Closing Date of any of the Mergers, which redemption would occur following shareholder approval of a Merger, and the redemption of up to 67% of the Fund’s currently outstanding VRDP Shares on one or more occasions between October 11, 2023 and April 1, 2024, which redemption is not subject to shareholder approval of any of the Mergers. Please see “Information about the Preferred Shares of the Funds” in the Proxy Statement for additional information about the preferred shares of each Fund.

The annualized dividend rates for the preferred shares for each Fund’s most recent fiscal year ended July 31, 2023 were as follows:

Fund	Preferred Shares	Rate
BHV	VRDP Shares	3.61%
BKN	VMTP Shares	4.05%
MIY	VRDP Shares	3.61%
MPA	VRDP Shares	3.61%
Acquiring Fund (MYI)	VRDP Shares	3.61%

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of July 31, 2023, (ii) the Combined Fund’s estimated use of leverage, assuming only the Merger of BHV into the Acquiring Fund had taken place as of July 31, 2023, which represents the combination of completed Mergers presented in the Proxy Statement that would result in the highest asset coverage ratio for the Combined Fund, and (iii) the Combined Fund’s estimated use of leverage, assuming the Mergers of all the Funds had taken place as of July 31, 2023, which represents, in the Investment Advisor’s view, the most likely combination of the Mergers and the combination of the Mergers that would result in the lowest asset coverage ratio for the Combined Fund.

Ratios	BHV	BKN	MIY	MPA	Acquiring Fund (MYI)	Pro forma Combined Fund (BHV into MYI)	Pro forma Combined Fund (BHV, BKN, MIY and MPA into MYI)
Asset Coverage Ratio	272.0%	283.0%	263.1%	306.4%	337.0%	335.0%	303.3%
Regulatory Leverage Ratio(1)	36.8%	35.3%	38.0%	32.6%	29.7%	29.9%	33.0%
Effective Leverage Ratio(2)	40.6%	36.6%	38.7%	36.2%	38.3%	38.40%	38.0%

(1)

Regulatory leverage consists of preferred shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2)

Effective leverage is a Fund’s effective economic leverage and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of TOB inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Q:	How will the Mergers be effected?

A:

Assuming a Merger receives the requisite shareholder approvals, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding MPA, BHV, MIY and Acquiring Fund VRDP Shares, and assuming the VMTP Refinancing, if any, is completed prior to the Closing Date of the BKN Merger, each Merger Agreement provides for the merger of the respective Target Fund into its respective Merger Sub pursuant to which the Target Fund’s common shares will be converted into newly issued common shares of the Acquiring Fund (although cash will be distributed in lieu of fractional common shares) and the Target Fund’s VRDP Shares, if any, will be converted into newly issued VRDP Shares of the Acquiring Fund.

As soon as practicable following the completion of a Merger, the respective Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of such Merger Sub, in complete liquidation and dissolution of such Merger Sub under applicable law.

The Acquiring Fund will continue to operate after the Mergers as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in the Proxy Statement.

As a result of the Mergers, each common shareholder of BHV, BKN, MIY and MPA will receive newly issued Acquiring Fund common shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s BHV, BKN, MIY and MPA common shares immediately prior to the Closing

Date. The aggregate NAV of each Fund immediately prior to the applicable Merger will reflect accrued expenses associated with such Merger. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of any outstanding VRDP Shares of such Fund.

On the Closing Date of the Mergers, each outstanding VRDP Share of MPA, BKN, BHV and MIY will, without any action on the part of the holder thereof, be converted into one newly issued VRDP Share of the Acquiring Fund. To the extent that the Acquiring Fund issues additional VRDP Shares in the Mergers, the terms of the Acquiring Fund VRDP Shares to be issued in connection with the Mergers will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares are expected to be identical to the terms of the special rate period applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger. Such special rate period will terminate on June 19, 2024, unless extended. The Mergers will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding. The terms of the Acquiring Fund’s VRDP Shares may change from time to time, subject to Board approval.

The newly issued Acquiring Fund VRDP Shares will have terms that are similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the BKN VRDP Shares to be issued in connection with the VMTP Refinancing, if any. The VRDP Shares of BHV have a mandatory redemption date of July 1, 2042, the VRDP Shares of MIY have a mandatory redemption date of May 1, 2041, and the VRDP Shares of MPA have a mandatory redemption date of June 1, 2041, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of June 1, 2041. The VRDP Shares that will be issued be issued in connection with the VMTP Refinancing, if any, are expected to have a mandatory redemption date of June 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The VRDP Shares of BHV, MIY, MPA and the Acquiring Fund are currently in a one year special rate period that will end on June 19, 2024, unless extended (each, a “Special Rate Period”). The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares are expected to be identical to the terms of the Special Rate Period applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger. The transfer restrictions applicable to the VRDP Shares of BHV, MIY, MPA and the Acquiring Fund during their respective Special Rate Periods are substantially similar.

Shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund, which will have additional common shares and, unless all of the Funds’ preferred shares are redeemed prior to the Closing Date of the Mergers, will have VRDP Shares outstanding after the Mergers.

Q:	Will I have to pay any U.S. federal income taxes as a result of the Mergers?

[A:

Each Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Merger so qualifies, in general, shareholders of the Target Funds will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their common shares for Acquiring Fund Shares pursuant to their Merger (except with respect to cash received in lieu of fractional common shares). Additionally, each of BHV, BKN, MIY and MPA will recognize no gain or loss for U.S. federal income tax purposes by reason of its Merger. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Mergers.

As discussed above, shareholders of each Fund may receive distributions prior to, or after, the consummation of the Mergers, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Mergers or the Combined Fund built-in gains, if any, recognized after the Mergers, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

x

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Mergers, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.]

Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Mergers?

A:

You will pay no sales loads or commissions in connection with the Mergers. Regardless of whether the Mergers are completed, however, the costs associated with the Mergers, including the costs associated with the Special Meeting, will be borne directly by each of the respective Funds incurring the expense as discussed more fully in the Proxy Statement.

Common shareholders of each Fund will indirectly bear all or a portion of the costs of the Mergers. The expenses of the Mergers are estimated to be approximately $236,219 for BHV, $264,026 for BKN, $308,622 for MIY and $345,021 for MPA. For BKN, the costs of its Merger include estimated VMTP Refinancing costs of $85,000, [which are expected to be amortized over one year by the Combined Fund]. For the Acquiring Fund, the expenses of the applicable Mergers are estimated to be approximately $387,557, of which the Investment Advisor will bear approximately $219,371. The actual costs associated with the Mergers may be more or less than the estimated costs discussed herein.

VRDP Holders and VMTP Holders, as applicable, are not expected to bear any costs of the Mergers.

Neither the Funds nor the Investment Advisor will pay any direct expenses of shareholders arising out of or in connection with the Mergers (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Mergers or other action taken by the shareholder in connection with the Mergers).

Q:	What shareholder approvals are required to complete the Mergers?

A:	The BHV Merger is contingent upon the following approvals:

1.	The approval of the BHV Merger Agreement by BHV’s common shareholders and VRDP Holders voting as a single class;

2.	The approval of the BHV Merger Agreement by BHV’s VRDP Holders voting as a separate class;

3.

The approval of the BHV Merger Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, by Acquiring Fund VRDP Holders voting as a separate class; and

4.	The approval of the Issuance with respect to the BHV Merger by the Acquiring Fund’s common shareholders and Acquiring Fund VRDP Holders voting as a single class.

The BKN Merger is contingent upon the following approvals:

1.	The approval of the BKN Merger Agreement by BKN’s common shareholders and VMTP Holders voting as a single class;

2.	The approval of the BKN Merger Agreement by BKN’s VMTP Holders voting as a separate class;

3.

The approval of the BKN Merger Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, by Acquiring Fund VRDP Holders voting as a separate class; and

4.	The approval of the Issuance with respect to the BKN Merger by the Acquiring Fund’s common shareholders and Acquiring Fund VRDP Holders voting as a single class.

The MIY Merger is contingent upon the following approvals:

1.	The approval of the MIY Merger Agreement by MIY’s common shareholders and VRDP Holders voting as a single class;

2.	The approval of the MIY Merger Agreement by MIY’s VRDP Holders voting as a separate class;

3.

The approval of the MIY Merger Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, by Acquiring Fund VRDP Holders voting as a separate class; and

4.	The approval of the Issuance with respect to the MIY Merger by the Acquiring Fund’s common shareholders and Acquiring Fund VRDP Holders voting as a single class.

The MPA Merger is contingent upon the following approvals:

1.	The approval of the MPA Merger Agreement by MPA’s common shareholders and VRDP Holders voting as a single class;

2.	The approval of the MPA Merger Agreement by MPA’s VRDP Holders voting as a separate class;

3.

The approval of the MPA Merger Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, by Acquiring Fund VRDP Holders voting as a separate class; and

4.	The approval of the Issuance with respect to the MPA Merger by the Acquiring Fund’s common shareholders and Acquiring Fund VRDP Holders voting as a single class.

The BKN Merger is contingent upon the completion of the VMTP Refinancing if BKN does not redeem all of its VMTP Shares following shareholder approval of the BKN Merger. If BKN has any VMTP Shares outstanding as of, and the VMTP Refinancing is not completed prior to, the Closing Date of the BKN Merger, then the BKN Merger will not be consummated.

No Merger is contingent upon the approval of any other Merger. If a Merger is not consummated, the Fund for which such Merger(s) was not consummated would continue to exist and operate on a standalone basis.

If the requisite shareholder approvals for a Merger are not obtained or, in the case of BKN, the VMTP Refinancing is not completed, or a Merger is not otherwise consummated, the Board of the Fund for which such Merger(s) was not consummated may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger(s) or continuing to operate the Fund as a standalone Delaware statutory trust, Maryland corporation or Massachusetts business trust, as applicable, registered under the 1940 Act as a closed-end management investment company advised by the Investment Advisor. The Investment Advisor may, in connection with the ongoing management of such Fund and its product line, recommend alternative proposals to the Board of such Fund.

In order for the Mergers to occur, each Fund must obtain all requisite shareholder approvals with respect to the Mergers, as well as certain consents, confirmations and/or waivers from various third parties, including, in the case of BHV, MIY, MPA and the Acquiring Fund, the liquidity provider with respect to the outstanding VRDP Shares of such Funds. Because the closing of each Merger is contingent upon the applicable Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third-party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Merger will not occur, or that only one of BHV, BKN, MIY or MPA will be merged into the Acquiring Fund, even if shareholders of a Fund entitled to vote on the Merger approve the Merger and such Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy its closing conditions.

The preferred shares were issued on a private placement basis to one or a small number of institutional holders. Please see “Information about the Preferred Shares of the Funds” for additional information. To the extent that one or more preferred shareholder of BHV, BKN, MIY, MPA or the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding preferred shares, the preferred shareholder approval required for a Merger may turn on the exercise of voting rights by such particular preferred shareholder(s) and its (or their) determination as to the favorability of the Merger with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such preferred shareholder(s) with respect to the Mergers; there is no guarantee that such preferred shareholder(s) will approve the Mergers, over which it (or they) may exercise effective disposition power.

Q:	Why is the vote of shareholders of the Acquiring Fund being solicited in connection with the Mergers?

A:

The rules of the New York Stock Exchange (on which the Acquiring Fund common shares are listed) require the Acquiring Fund’s shareholders to approve the Issuance with respect to a Merger. If the Issuance with respect to a Merger is not approved, then the corresponding Merger will not occur.

We are also seeking the approval of each Merger Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares, by the Acquiring Fund VRDP Holders voting as a separate class pursuant to the governing document of the Acquiring Fund VRDP Shares. If Acquiring Fund VRDP Holders do not approve a Merger Agreement as a separate class, then the corresponding Merger will not occur.

Q:	How does the Board of my Fund suggest that I vote?

A:	After careful consideration, the Board of your Fund unanimously recommends that you vote “FOR” the proposal(s) relating to your Fund.

Q:	When and where will the Special Meeting be held?

A:

The Special Meeting will be held on [●], 2023 at [●] [a.m./p.m.] (Eastern time). The Special Meeting will be held in virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the Special Meeting live and cast their votes by accessing a web link.

We would like to assure you of our commitment to ensuring that the joint annual meeting provides shareholders with a meaningful opportunity to participate, including the ability to ask questions of the Boards and management. To support these efforts, we will:

•	Provide for shareholders to begin logging into the Special Meeting at [●] a.m. (Eastern time) on [●], 2023, thirty minutes in advance of the Special Meeting.

•

Permit shareholders attending the Special Meeting to submit questions via live webcast during the Special Meeting by following the instructions available on the meeting website during the Special Meeting. Questions relevant to Special Meeting matters will be answered during the Special Meeting, subject to time constraints.

•	Engage with and respond to shareholders who ask questions relevant to Special Meeting matters that are not answered during the Special Meeting due to time constraints.

•

Provide the ability for participating shareholders who hold Fund shares in their name to vote or revoke their prior vote at the joint annual meeting by following the instructions that will be available on the meeting website during the joint annual meeting. Participating shareholders who are beneficial shareholders (that is if they hold Fund shares through a bank, broker, financial intermediary or other nominee) will not be able to vote at the joint annual meeting unless they have registered in advance to attend the joint annual meeting, as described below.

Q:	How do I vote my proxy?

A:

Shareholders of record of each Fund as of the close of business on [●], 2023 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. You may cast your vote by mail, phone, internet or by participating at the Special Meeting as described below.

To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided.

If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying the Proxy Statement. To vote by phone or internet, you will need the “control number” that appears on the proxy card. In addition, we ask that you please note the following:

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at https://meetnow.global/M4VASFL by entering the control number found in the shaded box in your proxy card on the date and timing of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

Also, if you are a beneficial shareholder of a Fund, you will not be able to vote at the virtual Special Meeting unless you have registered in advance to attend the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC (“Georgeson”), each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call Georgeson, the Funds’ proxy solicitor, at (866) 413-5899.

Q:	Will anyone contact me?

A:

You may receive a call from Georgeson, the proxy solicitor hired by the Funds, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate by returning your vote as soon as possible. If enough shareholders fail to cast their votes, a Fund may not be able to hold the Special Meeting or the vote on the applicable proposals, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Important additional information about the Mergers is set forth in the accompanying Proxy Statement.

Please read it carefully.

BLACKROCK VIRGINIA MUNICIPAL BOND TRUST

BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST, INC.

BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND, INC.

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND

BLACKROCK MUNIYIELD QUALITY FUND III, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [●], 2023

Notice is hereby given that a joint special meeting of shareholders (the “Special Meeting”) of BlackRock Virginia Municipal Bond Trust (NYSE Ticker: BHV) (“BHV”), BlackRock Investment Quality Municipal Trust, Inc. (NYSE Ticker: BKN) (“BKN”), BlackRock MuniYield Michigan Quality Fund, Inc. (NYSE Ticker: MIY) (“MIY”), BlackRock MuniYield Pennsylvania Quality Fund (NYSE Ticker: MPA) (“MPA”), and BlackRock MuniYield Quality Fund III, Inc. (NYSE Ticker: MYI) (“MYI” or the “Acquiring Fund,” and collectively with BHV, BKN, MIY and MPA, the “Funds,” and each, a “Fund”) will be held on [●], 2023 at [●] [a.m./p.m.] (Eastern time) for the following purposes:

Proposal 1: The Mergers of the Funds

For Shareholders of BHV:

Proposal 1(A): The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of BHV are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger (the “BHV Merger Agreement”) pursuant to which BHV will merge with and into a Delaware limited liability company and wholly-owned subsidiary of the Acquiring Fund (the “BHV Merger Sub”), with the issued and outstanding common and preferred shares, if any, of BHV being converted into newly issued common and preferred shares of the Acquiring Fund, respectively (the “BHV Merger”).

Proposal 1(B): The VRDP Holders of BHV are being asked to vote as a separate class on a proposal to approve the BHV Merger Agreement and the BHV Merger.

For Shareholders of BKN:

Proposal 1(C): The common shareholders and holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of BKN are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger (the “BKN Merger Agreement”) pursuant to which BKN will merge with and into a Maryland limited liability company and wholly-owned subsidiary of the Acquiring Fund (the “BKN Merger Sub”), with the issued and outstanding common and preferred shares, if any, of BKN being converted into newly issued common and preferred shares of the Acquiring Fund, respectively (the “BKN Merger”). If the BKN Merger Agreement is approved by the requisite shareholders, BKN will redeem all of its outstanding VMTP Shares prior to the Closing Date of the BKN Merger. BKN may issue, prior to the Closing Date of the BKN Merger, VRDP Shares with terms substantially identical to the terms of the Acquiring Fund VRDP Shares and use the proceeds from such issuance for the redemption of all of the outstanding VMTP Shares of BKN (the “VMTP Refinancing”). If BKN has any VMTP Shares outstanding as of, and the VMTP Refinancing is not completed prior to, the Closing Date of the BKN Merger, then the BKN Merger will not be consummated.

Proposal 1(D): The VMTP Holders of BKN are being asked to vote as a separate class on a proposal to approve the BKN Merger Agreement and the BKN Merger.

i

For Shareholders of MIY:

Proposal 1(E): The common shareholders and VRDP Holders of MIY are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger (the “MIY Merger Agreement”) pursuant to which MIY will merge with and into a Maryland limited liability company and wholly-owned subsidiary of the Acquiring Fund (the “MIY Merger Sub”), with the issued and outstanding common and preferred shares, if any, of MIY being converted into newly issued common and preferred shares of the Acquiring Fund, respectively (the “MIY Merger”)

Proposal 1(F): The VRDP Holders of MIY are being asked to vote as a separate class on a proposal to approve the MIY Merger Agreement and the MIY Merger.

For Shareholders of MPA:

Proposal 1(G): The common shareholders and VRDP Holders of MPA are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger (the “MPA Merger Agreement” and collectively with the BHV Merger Agreement, BKN Merger Agreement and MIY Merger Agreement, the “Merger Agreements”) pursuant to which MPA will merge with and into a Massachusetts limited liability company and wholly-owned subsidiary of the Acquiring Fund (the “MPA Merger Sub” and collectively with the BHV Merger Sub, the BKN Merger Sub and the MIY Merger Sub, the “Merger Subs”), with the issued and outstanding common and preferred shares, if any, of MPA being converted into newly issued common and preferred shares of the Acquiring Fund, respectively (the “MPA Merger” and collectively with the BHV Merger, the BKN Merger and the MIY Merger, the “Mergers”).

Proposal 1(H): The VRDP Holders of MPA are being asked to vote as a separate class on a proposal to approve the MPA Merger Agreement and the MPA Merger.

For Shareholders of the Acquiring Fund:

Proposal 1(I): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BHV Merger Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Proposal 1(J): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BKN Merger Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Proposal 1(K): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the MIY Merger Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Proposal 1(L): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the MPA Merger Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Proposal 2: The Issuance of Additional Acquiring Fund Common Shares

Proposal 2(A): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BHV Merger Agreement (the “BHV Issuance”).

Proposal 2(B): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BKN Merger Agreement (the “BKN Issuance”).

ii

Proposal 2(C): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MIY Merger Agreement (the “MIY Issuance”).

Proposal 2(D): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MPA Merger Agreement (the “MPA Issuance” and collectively with the BHV Issuance, the BKN Issuance and the MIY Issuance, the “Issuances”).

The BKN Merger is contingent upon the completion of the VMTP Refinancing if BKN does not redeem all of its VMTP Shares following shareholder approval of the BKN Merger. If BKN has any VMTP Shares outstanding as of, and the VMTP Refinancing is not completed prior to, the Closing Date of the BKN Merger, then the BKN Merger will not be consummated.

No Merger is contingent upon the approval of any other Merger. If a Merger is not consummated, the Fund for which such Merger(s) was not consummated would continue to exist and operate on a standalone basis.

Shareholders of record of each Fund as of the close of business on [●], 2023 are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

The Funds are soliciting the vote of their common shareholders on Proposal 1(A), Proposal 1(C), Proposal 1(E), Proposal 1(G), Proposal 2(A), Proposal 2(B), Proposal 2(C) and Proposal 2(D) through the joint proxy statement/prospectus.

Each Fund is separately soliciting the votes of its respective preferred shareholders on each proposal through a separate proxy statement and not through the joint proxy statement/prospectus.

The Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting but will be able to view the meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense for the Funds and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card or voting instruction form. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card or voting instruction form and follow the recorded instructions. To vote over the Internet, go to the Internet address provided on your proxy card or voting instruction form and follow the instructions.

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at https://meetnow.global/M4VASFL by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

If you are a beneficial shareholder of a Fund (that is if you hold your Fund shares through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC, each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

iii

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

The officers, directors or trustees of each Fund named as proxies by shareholders may participate in the Special Meeting by remote communications, including, without limitation, by means of a conference telephone or similar communications equipment by means of which all persons participating in the Special Meeting can hear and be heard by each other, and the participation of such officers, directors or trustees in the Special Meeting pursuant to any such communications system shall constitute presence at the Special Meeting.

THE BOARD OF TRUSTEES OR BOARD OF DIRECTORS (EACH, A “BOARD”), AS APPLICABLE, OF EACH OF THE FUNDS RECOMMENDS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE APPLICABLE MERGER AGREEMENT AND FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES OF THE ACQUIRING FUND, AS APPLICABLE, IN EACH CASE, AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS FOR COMMON SHAREHOLDERS OR THE PROXY STATEMENT FOR PREFERRED SHAREHOLDERS, AS APPLICABLE.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of each Fund

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

[●], 2023

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD OR
BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO
MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [●], 2023.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

HTTPS://WWW.PROXY-DIRECT.COM/BLK-33581

iv

PROXY STATEMENT

Dated [●], 2023

BLACKROCK VIRGINIA MUNICIPAL BOND TRUST

BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST, INC.

BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND, INC.

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND

BLACKROCK MUNIYIELD QUALITY FUND III, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

This Proxy Statement is furnished to you as a holder of (i) Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof “VRDP Holders”) of BlackRock MuniYield Pennsylvania Quality Fund (NYSE Ticker: MPA) (“MPA”), BlackRock Virginia Municipal Bond Trust (NYSE Ticker: BHV) (“BHV”), BlackRock MuniYield Michigan Quality Fund, Inc. (NYSE Ticker: MIY) (“MIY”) and/or BlackRock MuniYield Quality Fund III, Inc. (NYSE Ticker: MYI) (“MYI” or the “Acquiring Fund”) and/or (ii) Variable Rate Muni Term Preferred Shares (“VMTP Shares” and holders thereof, “VMTP Holders”) of BlackRock Investment Quality Municipal Trust, Inc. (NYSE Ticker: BKN) (“BKN” and collectively with BHV, MIY, MPA and the Acquiring Fund, the “Funds,” and each, a “Fund”) in connection with the solicitation of proxies by each Fund’s Board of Trustees of Board of Directors(each, a “Board,” the members of which are referred to as “Board Members”), as applicable. Each of BHV, BKN, MIY and MPA may be referred to herein individually as a “Target Fund” or collectively as the “Target Funds.” The proxies will be voted at the joint special meeting of the shareholders of each Fund and at any and all adjournments, postponements and delays thereof (the “Special Meeting”). The Special Meeting will be held on [●], 2023 at [●] [a.m./p.m.] (Eastern time) to consider the proposals set forth below and discussed in greater detail elsewhere in this Proxy Statement. The Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the meeting live and cast their votes by accessing a web link. If you are unable to attend the Special Meeting or any adjournment or postponement thereof, the Board of your Fund recommends that you vote your preferred shares, by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Proxy Statement and accompanying form of proxy is [●], 2023.

The purposes of the Special Meeting are:

Proposal 1: The Mergers of the Funds

For Shareholders of BHV:

Proposal 1(A): The common shareholders VRDP Holders of BHV are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger (the “BHV Merger Agreement”) pursuant to which BHV will merge with and into a Delaware limited liability company and wholly-owned subsidiary of the Acquiring Fund (the “BHV Merger Sub”), with the issued and outstanding common and preferred shares, if any, of BHV being converted into newly issued common and preferred shares of the Acquiring Fund, respectively (the “BHV Merger”).

Proposal 1(B): The VRDP Holders of BHV are being asked to vote as a separate class on a proposal to approve the BHV Merger Agreement and the BHV Merger.

For Shareholders of BKN:

Proposal 1(C): The common shareholders and VMTP Holders of BKN are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger (the “BKN Merger Agreement”) pursuant to which BKN will merge with and into a Maryland limited liability company and wholly-owned subsidiary of the Acquiring Fund (the “BKN Merger Sub”), with the issued and outstanding common and preferred shares, if any, of BKN being converted into newly issued common and preferred shares of the Acquiring Fund, respectively (the “BKN Merger”). If the BKN Merger Agreement is approved by the requisite shareholders, BKN will redeem all of its outstanding VMTP Shares

i

prior to the Closing Date of the BKN Merger. BKN may issue, prior to the Closing Date of the BKN Merger, VRDP Shares with terms substantially identical to the terms of the Acquiring Fund VRDP Shares and use the proceeds from such issuance for the redemption of all of the outstanding VMTP Shares of BKN (the “VMTP Refinancing”). If BKN has any VMTP Shares outstanding as of, and the VMTP Refinancing is not completed prior to, the Closing Date of the BKN Merger, then the BKN Merger will not be consummated.

Proposal 1(D): The VMTP Holders of BKN are being asked to vote as a separate class on a proposal to approve the BKN Merger Agreement and the BKN Merger.

For Shareholders of MIY:

Proposal 1(E): The common shareholders and VRDP Holders of MIY are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger (the “MIY Merger Agreement”) pursuant to which MIY will merge with and into a Maryland limited liability company and wholly-owned subsidiary of the Acquiring Fund (the “MIY Merger Sub”), with the issued and outstanding common and preferred shares, if any, of MIY being converted into newly issued common and preferred shares of the Acquiring Fund, respectively (the “MIY Merger”)

Proposal 1(F): The VRDP Holders of MIY are being asked to vote as a separate class on a proposal to approve the MIY Merger Agreement and the MIY Merger.

For Shareholders of MPA:

Proposal 1(G): The common shareholders and VRDP Holders of MPA are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger (the “MPA Merger Agreement” and collectively with the BHV Merger Agreement, BKN Merger Agreement and MIY Merger Agreement, the “Merger Agreements”) pursuant to which MPA will merge with and into a Massachusetts limited liability company and wholly-owned subsidiary of the Acquiring Fund (the “MPA Merger Sub” and collectively with the BHV Merger Sub, the BKN Merger Sub and the MIY Merger Sub, the “Merger Subs”), with the issued and outstanding common and preferred shares, if any, of MPA being converted into newly issued common and preferred shares of the Acquiring Fund, respectively (the “MPA Merger” and collectively with the BHV Merger, the BKN Merger and the MIY Merger, the “Mergers”).

Proposal 1(H): The VRDP Holders of MPA are being asked to vote as a separate class on a proposal to approve the MPA Merger Agreement and the MPA Merger.

For Shareholders of the Acquiring Fund:

Proposal 1(I): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BHV Merger Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Proposal 1(J): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BKN Merger Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Proposal 1(K): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the MIY Merger Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

Proposal 1(L): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the MPA Merger Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

ii

Proposal 2: The Issuance of Additional Acquiring Fund Common Shares

Proposal 2(A): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BHV Merger Agreement (the “BHV Issuance”).

Proposal 2(B): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BKN Merger Agreement (the “BKN Issuance”).

Proposal 2(C): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MIY Merger Agreement (the “MIY Issuance”).

Proposal 2(D): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MPA Merger Agreement (the “MPA Issuance” and collectively with the BHV Issuance, the BKN Issuance and the MIY Issuance, the “Issuances”).

It is expected that the effective dates (collectively, the “Closing Date”) of the Mergers will be sometime during the first half of 2024, but they may be at a different time as described herein. The term “Combined Fund” refers to the Acquiring Fund as the surviving Fund after the consummation of each of the Mergers.

The BKN Merger is contingent upon the completion of the VMTP Refinancing if BKN does not redeem all of its VMTP Shares following shareholder approval of the BKN Merger. If BKN has any VMTP Shares outstanding as of, and the VMTP Refinancing is not completed prior to, the Closing Date of the BKN Merger, then the BKN Merger will not be consummated.

No Merger is contingent upon the approval of any other Merger. If a Merger is not consummated, the Fund(s) for which such Merger(s) was not consummated would continue to exist and operate on a standalone basis.

The Board of each Fund has determined that including these proposals applicable to preferred shareholders of the Funds in one Proxy Statement will reduce costs and is in the best interest of each Fund’s shareholders.

Distribution to the shareholders of this Proxy Statement and the accompanying materials will commence on or about [●], 2023.

Shareholders of record of each Fund as of the close of business on [●], 2023 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

Shareholders of each Fund are entitled to one vote for each common share or VRDP Share or VMTP Share, as applicable (each, a “Share”), held, with no Shares having cumulative voting rights. Preferred shareholders of each Fund will have equal voting rights with the common shareholders of such Fund with respect to the proposals that require the vote of the Fund’s VRDP Shares or VMTP Shares, as applicable, and common shares as a single class. The quorum and voting requirements for each Fund are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”

This Proxy Statement is only being delivered to the preferred shareholders of each Fund. Each Fund is separately soliciting the votes of its respective common shareholders on each of the foregoing proposals that require the vote of the common shareholders and preferred shareholders as a single class through a separate joint proxy statement/prospectus and not through this Proxy Statement.

MPA is a Massachusetts business trust, BHV is a Delaware statutory trust and BKN, MIY and the Acquiring Fund are each formed as a Maryland corporation. Each of BHV, MIY and MPA is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of BKN and the Acquiring Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Mergers seek to achieve certain economies of scale and other operational efficiencies by combining five funds that have similar investment objectives and similar investment strategies, policies and restrictions.

iii

Assuming each of the Mergers receives the necessary approvals, the issued and outstanding common and preferred shares, if any, of each Target Fund will be converted into newly issued common and preferred shares of the Acquiring Fund, respectively, on the Closing Date of the Mergers. The Acquiring Fund will list the newly issued common shares on the New York Stock Exchange (the “NYSE”). The Acquiring Fund will continue to operate after the Mergers as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Proxy Statement.

The Fund(s) in which you owned Shares on the Record Date is named on the proxy card. If you owned Shares in more than one Fund on the Record Date, you may receive more than one proxy card. Even if you plan to attend the Special Meeting, please sign, date and return EACH proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on each proposal affecting EACH Fund you own. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. On any matter coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the Shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to a proposal, the Shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to a proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold Shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at https://meetnow.global/M4VASFL by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

The Special Meeting will provide shareholders with a meaningful opportunity to participate, including the ability to ask questions of management. To support these efforts, the Funds will:

•	Provide for shareholders to begin logging into the Special Meeting at [●] a.m. (Eastern time) on [●], 2023, thirty minutes in advance of the Special Meeting.

•

Permit shareholders attending the Special Meeting to submit questions via live webcast during the Special Meeting by following the instructions available on the meeting website during the Special Meeting. Questions relevant to Special Meeting matters will be answered during the Special Meeting, subject to time constraints.

•	Engage with and respond to shareholders who ask questions relevant to Special Meeting matters that are not answered during the Special Meeting due to time constraints.

If you are a beneficial shareholder of a Fund (that is if you hold your Fund shares through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC, each Fund’s tabulator. You may email an image of your legal proxy to

iv

shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

For information regarding how to access the Special Meeting, please contact Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at (866) 413-5899.

This Proxy Statement sets forth concisely the information that preferred shareholders of each Fund should know before voting on the proposals set forth herein. Please read it carefully and retain it for future reference. Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. (“BlackRock”) at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of its most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to BlackRock by calling (800) 882-0052 or by writing to the respective Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809. The annual and semi-annual reports of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809, and the telephone number is (800) 882-0052.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the Securities and Exchange Commission (the “SEC”). Materials filed with the SEC can be downloaded from the SEC’s website at www.sec.gov. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov). Reports, proxy statements and other information concerning the Funds may also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

BlackRock updates performance information and certain other data for the Funds on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. References to BlackRock’s website are intended to allow investors public access to information regarding the Funds and do not, and are not intended to, incorporate BlackRock’s website in this Proxy Statement.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders of the Funds who share an address, unless the Funds have received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the respective Fund at the address and phone number set forth above.

The common shares of BlackRock Virginia Municipal Bond Trust are listed on the NYSE under the ticker symbol “BHV,” the common shares of BlackRock Investment Quality Municipal Trust, Inc. are listed on the NYSE under the ticker symbol “BKN,” and the common shares of BlackRock MuniYield Michigan Quality Fund, Inc. are listed on the NYSE under the ticker symbol “MIY,” and the common shares of BlackRock MuniYield Pennsylvania Quality Fund are listed on the NYSE under the ticker symbol “MPA.” The common shares of BlackRock MuniYield Quality Fund III, Inc. are listed on the NYSE under the ticker symbol “MYI” and will continue to be so listed after the completion of the Mergers. The preferred shares of each Fund are not listed on any exchange and have not been registered under the Securities Act of 1933 (the “Securities Act”), or any state securities laws, and unless so registered

v

under the Securities Act, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, any VRDP Shares to be issued in the Mergers are expected to be issued only to holders of VRDP Shares that are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and are subject to restrictions on transfer.

vi

vii

viii

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement. Shareholders should read the entire Proxy Statement carefully.

The Mergers

Assuming all of the Mergers receive the requisite shareholder approvals, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding BHV, BKN, MIY and MPA preferred shares, each Merger Agreement provides for the merger of the Target Fund with and into its respective Merger Sub. Each Merger Sub has been formed for the sole purpose of consummating its respective Merger and will not commence operations prior to the closing of the respective Merger, except as necessary to facilitate the Merger. As soon as practicable following the completion of its respective Merger, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Delaware law, Maryland law or Massachusetts law, as applicable. The Acquiring Fund will continue to operate after the Mergers as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Proxy Statement.

As a result of the Mergers, each common shareholder of BHV, BKN, MIY and MPA will own Acquiring Fund common shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s BHV, BKN, MIY and MPA common shares immediately prior to the Closing Date. The aggregate NAV of each Fund immediately prior to the applicable Merger will reflect accrued expenses associated with such Merger. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of any outstanding VRDP Shares of such Fund.

On the Closing Date of the Mergers, each outstanding VRDP Share of MPA, BKN, BHV and MIY will, without any action on the part of the holder thereof, be converted into one newly issued VRDP Share of the Acquiring Fund. To the extent that the Acquiring Fund issues additional VRDP Shares in the Mergers, the terms of the Acquiring Fund VRDP Shares to be issued in connection with the Mergers will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares are expected to be identical to the terms of the special rate period applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger. Such special rate period will terminate on June 19, 2024, unless extended. The Mergers will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding. The terms of the Acquiring Fund’s VRDP Shares may change from time to time, subject to Board approval.

The newly issued Acquiring Fund VRDP Shares will have terms that are similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the BKN VRDP Shares to be issued in connection with the VMTP Refinancing, if any. The VRDP Shares of BHV have a mandatory redemption date of July 1, 2042, the VRDP Shares of MIY have a mandatory redemption date of May 1, 2041, and the VRDP Shares of MPA have a mandatory redemption date of June 1, 2041, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of June 1, 2041. The VRDP Shares that will be issued be issued in connection with the VMTP Refinancing, if any, are expected to have a mandatory redemption date of June 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The VRDP Shares of BHV, MIY, MPA and the Acquiring Fund are currently in a one year special rate period that will end on June 19, 2024, unless extended (each, a “Special Rate Period”). The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares are expected to be identical to the terms of the Special Rate Period applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger. The transfer restrictions applicable to the VRDP Shares of BHV, MIY, MPA and the Acquiring Fund during their respective Special Rate Periods are substantially similar.

Subject to the requisite approval of the shareholders of each Fund with respect to its respective Merger, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares of MPA, BHV and MIY, it is expected that the Closing Date of the Mergers will be sometime during the first half of 2024 , but it may be at a different time as described herein.

The BKN Merger is contingent upon the completion of the VMTP Refinancing if BKN does not redeem all of its VMTP Shares following shareholder approval of the BKN Merger. If BKN has any VMTP Shares outstanding as of, and the VMTP Refinancing is not completed prior to, the Closing Date of the BKN Merger, then the BKN Merger will not be consummated.

None of the Mergers is contingent upon the approval of any other Merger. If the requisite shareholder approvals for a Merger are not obtained, or a Merger is not otherwise consummated, the Board of the Fund for which such Merger(s) was not consummated may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Merger(s) or continuing to operate the Fund as a standalone Massachusetts business trust, Delaware statutory trust or Maryland corporation, registered under the 1940 Act as a closed-end management investment company advised by BlackRock Advisors, LLC (the “Investment Advisor”). The Investment Advisor may, in connection with the ongoing management of such Fund and its product line, recommend alternative proposals to the Board of such Fund.

Background and Reasons for the Mergers

The proposed Mergers seek to achieve certain economies of scale and other operational efficiencies by combining five funds that have similar investment objectives and similar investment strategies, policies and restrictions and are managed by the same investment adviser.

The proposed Mergers are intended to result in the following potential benefits to common shareholders: (i) lower net total expenses (after fees waived and excluding interest expense) per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Mergers) due to economies of scale resulting from the larger size of the Combined Fund; (ii) improved net earnings yield on NAV and tax-equivalent yield on NAV for common shareholders of each Fund other than the Acquiring Fund; (iii) higher distribution rate for common shareholders of each Fund; (iv) improved secondary market trading of the common shares of the Combined Fund; and (v) operating and administrative efficiencies for the Combined Fund, including the potential for the following: (a) greater investment flexibility and investment options; (b) greater diversification of portfolio investments; (c) the ability to trade in larger positions and more favorable transaction terms; (d) additional sources of leverage or more competitive leverage terms and more favorable transaction terms; (e) benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (f) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund, including the Board Members who are not “interested persons” of each Fund (as defined in the 1940 Act) (“Independent Board Members”), has unanimously approved the Mergers, concluding that the Mergers are in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Mergers. As a result of the Mergers, however, common and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Mergers. Each Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors. Please see “Reasons for the Mergers” for additional information about the factors considered by each Board.

Because the shareholders of each Fund will vote separately on the Fund’s respective Merger(s) or Issuances, as applicable, and the BKN Merger is contingent upon the completion of the VMTP Refinancing if BKN does not redeem all of its VMTP Shares following shareholder approval of the BKN Merger, there are multiple potential combinations of Mergers. To the extent that either Merger is not completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Mergers, may be reduced.

Net and Managed Assets

As of July 31, 2023, BHV had approximately $20 million in net assets and approximately $34 million in managed assets, BKN had approximately $230 million in net assets and approximately $363 million in managed assets, MIY had approximately $378 million in net assets and approximately $616 million in managed assets, MPA had approximately $170 million in net assets and approximately $267 million in managed assets, and the Acquiring Fund had approximately $845 million in net assets and approximately $1,370 million in managed assets.

Preferred Shares

As of July 31, 2023, BHV had 116 Series W-7 VRDP Shares outstanding, MIY had 2,319 Series W-7 VRDP Shares outstanding, MPA had 826 Series W-7 VRDP Shares outstanding, the Acquiring Fund had 3,564 Series W-7 VRDP Shares outstanding and BKN has 1,259 Series W-7 VMTP Shares outstanding. If BKN has any VMTP Shares outstanding as of, and the VMTP Refinancing is not completed prior to, the Closing Date of the BKN Merger, then the BKN Merger will not be consummated.

For the fiscal year ended July 31, 2023, the annualized dividend rate for the VRDP Shares of each of BHV, MIY, MPA and the Acquiring Fund was 3.61%.

For the fiscal year ended July 31, 2023, the annualized dividend rate for the VMTP Shares of BKN was 4.05%.

In connection with the Mergers, assuming that no BHV, MIY or MPA VRDP Shares are redeemed prior to the applicable Closing Date and BKN refinances all of its currently outstanding VMTP Shares into VRDP Shares in the VMTP Refinancing prior to the Closing Date of the BKN Merger, the Acquiring Fund expects to issue 116 additional VRDP Shares to BHV VRDP Holders, 1,259 additional VRDP Shares to BKN VRDP Holders, 2,319 additional VRDP Shares to MIY VRDP Holders and 826 additional VRDP Shares to MPA

VRDP Holders. Following the completion of the Mergers, based on the Fund’s preferred shares currently outstanding, the Combined Fund is expected to have 8,084 VRDP Shares outstanding. If any Fund partially or fully redeems its preferred shares, the Combined Fund will have fewer than 8,084 VRDP Shares outstanding, or possibly no VRDP Shares outstanding, following the completion of the Mergers.

Assuming all of the Mergers are approved by shareholders, the Target Funds do not redeem all of their preferred shares prior to the Closing Date of the Mergers and the VMTP Refinancing, if any, is completed prior to the Closing Date of the BKN Merger, upon the Closing Date of the Mergers, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s outstanding VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Mergers will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger. Such special rate period will terminate on June 19, 2024, unless extended. The Mergers will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the BKN VRDP Shares to be issued in connection with the VMTP Refinancing, if any. The VRDP Shares of BHV have a mandatory redemption date of July 1, 2042, the VRDP Shares of MIY have a mandatory redemption date of May 1, 2041, and the VRDP Shares of MPA have a mandatory redemption date of June 1, 2041, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of June 1, 2041. The VRDP Shares that will be issued be issued in connection with the VMTP Refinancing, if any, are expected to have a mandatory redemption date of June 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The VRDP Shares of BHV, MIY, MPA and the Acquiring Fund are currently in a one year special rate period that will end on June 19, 2024, unless extended (each, a “Special Rate Period”). The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares are expected to be identical to the terms of the Special Rate Period applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger. The transfer restrictions applicable to the VRDP Shares of BHV, MIY, MPA and the Acquiring Fund during their respective Special Rate Periods are substantially similar.

None of the expenses of the Mergers are expected to be borne by the VRDP Holders or the VMTP Holders, as applicable, of the Funds. See “Summary—Expenses of the Mergers” for additional information.

To the extent that the Acquiring Fund issues any new VRDP Shares in the Mergers, the VRDP Holders of each Fund, if any, will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than any Fund individually before the Mergers. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Mergers, any VRDP Holders of the Combined Fund may hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares, if any, of their respective Fund prior to the Mergers.

Please see “Information about the Preferred Shares of the Funds” for additional information.

Expenses of the Mergers

Common shareholders of each Fund will indirectly bear all or a portion of the costs of the Mergers. The expenses of the Mergers are estimated to be approximately $236,219 for BHV, $264,026 for BKN, $308,622 for MIY and $ 345,021 for MPA. For BKN, the costs of its Merger include estimated VMTP Refinancing costs of $85,000, [which are expected to be amortized over one year by the Combined Fund]. For the Acquiring Fund, the expenses of the applicable Mergers are estimated to be approximately $387,557, of which the Investment Advisor will bear approximately $219,371. The actual costs associated with the Mergers may be more or less than the estimated costs discussed herein.

Appraisal Rights

Common shareholders of BHV and MPA do not have appraisal rights for their respective common or preferred shares because each Fund is formed as a Delaware statutory trust or Massachusetts business trust, as applicable, and each Fund’s respective Declaration of Trust or Agreement and Declaration of Trust, as applicable, states that the shareholders are not entitled to appraisal rights. Under Maryland law, except in limited circumstances which do not apply to the Mergers, stockholders are not entitled to demand the fair value of their shares in connection with a merger if any shares of the class or series of the stock are listed on a national securities exchange, such as the common shares of BKN, MIY and the Acquiring Fund, on the Record Date.

U.S. Federal Income Tax Consequences of the Mergers

[Each Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Merger so qualifies, in general, shareholders of BHV, BKN, MIY and MPA will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their common shares for Acquiring Fund Shares pursuant to their Merger (except with respect to cash received in lieu of fractional common shares). Additionally, each of BHV, BKN, MIY and MPA will recognize no gain or loss for U.S. federal income tax purposes by reason of its Merger. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Mergers.

As discussed above, shareholders of each Fund may receive distributions prior to, or after, the consummation of the Mergers, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income (“UNII”) declared prior to the consummation of the Mergers or the Combined Fund built-in gains, if any, recognized after the Mergers, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.]

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Mergers, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

General Information and History

BHV is organized as a statutory trust under the laws of the State of Delaware. MPA is organized as a Massachusetts business trust. BKN, MIY and the Acquiring Fund are each formed as a Maryland corporation. BHV, MIY and MPA are each a non-diversified, closed-end management investment company registered under the 1940 Act. The Acquiring Fund and BKN are diversified, closed-end management investment companies registered under the 1940 Act.

Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

Each Fund has a July 31 fiscal year end.

The Acquiring Fund common shares are listed on the NYSE as “MYI.”

BHV common shares are listed on the NYSE as “BHV.”

BKN common shares are listed on the NYSE as “BKN.”

MIY common shares are listed on the NYSE as “MIY.”

MPA common shares are listed on the NYSE as “MPA.”

Each of BHV, MIY, MPA and the Acquiring Fund has VRDP Shares outstanding. BKN has VMTP Shares outstanding. Each Fund’s preferred shares are not listed on a national stock exchange and have not been registered under the Securities Act or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Investment Objective and Policies

The investment objective, significant investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are similar to those of BHV, BKN, MIY and MPA, although there are some differences. For purposes of the below comparisons, as applicable, “Managed Assets” means a Fund’s total assets (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes).

Investment Objective:

BHV	BKN	MIY	MPA	Acquiring Fund (MYI)
The Fund’s investment objective is to provide current income exempt from regular federal income taxes and Virginia personal income tax.	The Fund’s investment objective is to provide high current income exempt from regular U.S. federal income tax consistent with the preservation of capital.	The Fund’s
investment
objective is
to provide
shareholders
with as high
a level of
current
income
exempt from
federal and
Michigan
income taxes
as is
consistent
with its
investment
policies and
prudent
investment
management.	The Fund’s
investment
objective is
to provide
shareholders
with as high
a level of
current
income
exempt from
U.S. federal
and
Pennsylvania
income taxes
as is
consistent
with its
investment
policies and
prudent
investment
			management.	The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management.

The investment objective of each of the Funds is a fundamental policy that may not be changed without a vote of a majority of the applicable Fund’s outstanding voting securities.

Municipal Bonds:

Below is a comparison of each Fund’s investment policy with respect to municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, buts is not excludable from gross income for certain state income tax purposes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes certain state Municipal Bonds, as applicable.

BHV	BKN	MIY	MPA	Acquiring Fund (MYI)
Under normal market conditions, the Fund will invest at least 80% of its Managed Assets* in municipal bonds, the interest of which is exempt from regular federal income tax and Virginia personal income tax.

As a matter
of
fundamental
policy,
under
normal
market
conditions,
the Fund
will invest
at least 80%
of its
Managed
Assets* in
investments
the income
from which
is exempt
from federal
income tax
(except that
the interest
may be
subject to
the federal
alternative
minimum
tax).

The Fund seeks
to achieve its
investment
objective by
investing at
least 80% of an
aggregate of the
Fund’s net
assets
(including
proceeds from
the issuance of
any preferred
stock) and the
proceeds of any
borrowings for
investment
purposes, in a
portfolio of
municipal
obligations
issued by or on
behalf of the
State of
Michigan, its
political
subdivisions,
agencies and
instrumentalities
and by other
qualifying
issuers, each of
which pays
interest that, in
the opinion of
bond counsel to
the issuer, is
excludable from
gross income
for federal
income tax
purposes
(except that the
interest may be
includable in
taxable income
for purposes of
the federal
alternative
minimum tax)
and exempt
from Michigan
income taxes.

The Fund seeks
to achieve its
investment
objective by
investing, as a
fundamental
policy, at least
80% of an
aggregate of the
Fund’s net
assets
(including
proceeds from
the issuance of
any preferred
shares) and the
proceeds of any
borrowings for
investment
purposes, in a
portfolio of
municipal
obligations
issued by or on
behalf of the
State of
Pennsylvania,
its political
subdivisions,
agencies and
instrumentalities
and by other
qualifying
issuers, each of
which pays
interest that, in
the opinion of
bond counsel to
the issuer, is
excludable from
gross income
for federal
income tax
purposes
(except that the
interest may be
includable in
taxable income
for purposes of
the federal
alternative
minimum tax)
and exempt
from
Pennsylvania
income taxes.

The Fund seeks
to achieve its
investment
objective by
investing at least
80% of an
aggregate of the
Acquiring
Fund’s net assets
(including
proceeds from
the issuance of
any preferred
stock) and the
proceeds of any
borrowings for
investment
purposes, in a
portfolio of
municipal
obligations
issued by or on
behalf of states,
territories and
possessions of
the United States
and their
political
subdivisions,
agencies or
instrumentalities,
each of which
pays interest
that, in the
opinion of bond
counsel to the
issuer, is
excludable from
gross income for
federal income
tax purposes
(except that the
interest may be
includable in
taxable income
for purposes of
the federal
alternative
minimum tax).

Please see below a comparison of the approximate amount invested in Municipal Bonds as a percentage of total assets for (i) each Fund as of July 31, 2023, (ii) the Combined Fund, the Combined Fund, assuming only the Merger of MPA into the Acquiring Fund was consummated as of July 31, 2023, which represents the combination of completed Mergers presented in this Proxy Statement that would result in the lowest amount invested in municipal bonds, and (iii) the Combined Fund, assuming all of the Mergers were consummated as of July 31, 2023.

BHV	BKN	MIY	MPA	Acquiring Fund (MYI)	Pro forma Combined Fund (MPA into MYI)	Pro forma Combined Fund (BHV, BKN, MIY and MPA into MYI)
86%	99%	97%	94%	99%	98%	99%

Investment Grade and Non-Investment Grade Securities:

Below is a comparison of each Fund’s policy with respect to investment in investment grade quality securities and non-investment grade quality securities. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investor Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”)) or are unrated but judged to be of comparable quality by the Investment Advisor. Below investment grade quality means securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Investment Advisor to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

BHV	BKN	MIY	MPA	Acquiring Fund (MYI)
Under normal market conditions, the Fund invests at least 80% of its Managed Assets in investment grade quality municipal bonds. BHV may invest up to 20% of its Managed Assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Investment Advisor	Under normal market conditions, BKN will invest at least 80% of its Managed Assets in investment quality securities. BKN may invest up to 20% of its Managed Assets, measured at the time of investment, in securities rated BB/Ba or B by Moody’s S&P, Fitch or another nationally recognized rating agency or, if unrated, deemed to be of comparable credit quality by the Investment Advisor.	Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade.	Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities. BHV may invest up to 20% of its Managed Assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Investment Advisor	Under normal market conditions, the Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade.

Bond Maturity:
Below is a comparison of each Fund’s policy with respect to bond maturity.

BHV	BKN	MIY	MPA	Acquiring Fund (MYI)
The average maturity of the Fund’s portfolio securities will vary based upon the Investment Advisor’s assessment of economic and market conditions. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.	The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Fund’s portfolio at any given time may include both long- term and intermediate-term Municipal Bonds.	The average maturity of Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds	The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.	The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Acquiring Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

Leverage:

Each Fund utilizes leverage through the issuance of VRDP Shares and tender option bonds (“TOBs”). See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” The Acquiring Fund may continue to leverage its assets after the Closing Date of the Mergers through the use of VRDP Shares and TOBs. As noted above, the Board of the Acquiring Fund has authorized the redemption of up to 100% of the Acquiring Fund’s currently outstanding VRDP Shares or VMTP Shares, as applicable, in connection with the Mergers prior to the Closing Date of any of the Mergers, which redemption would occur following shareholder approval of a Merger, and the redemption of up to 67% of the Fund’s currently outstanding VRDP Shares on one or more occasions between October 11, 2023 and April 1, 2024, which redemption is not subject to shareholder approval of any of the Mergers. Please see “Information about the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

The annualized dividend rates for the preferred shares for each Fund’s most recent fiscal year ended July 31, 2023 were as follows:

Fund	Preferred Shares	Rate
BHV	VRDP Shares	3.61%
BKN	VMTP Shares	4.05%
MIY	VRDP Shares	3.61%
MPA	VRDP Shares	3.61%
Acquiring Fund (MYI)	VRDP Shares	3.61%

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of July 31, 2023, (ii) the Combined Fund’s estimated use of leverage, assuming only the Merger of BHV into the Acquiring Fund had taken place as of July 31, 2023, which represents the combination of completed Mergers presented in the Proxy Statement that would result in the highest asset coverage ratio for the Combined Fund, and (iii) the Combined Fund’s estimated use of leverage, assuming the Mergers of all the Funds had taken place as of July 31, 2023, which represents, in the Investment Advisor’s view, the most likely combination of the Mergers and the combination of the Mergers that would result in the lowest asset coverage ratio for the Combined Fund.

Ratios	BHV	BKN	MIY	MPA	Acquiring Fund (MYI)	Pro forma Combined Fund (BHV into MYI)	Pro forma Combined Fund (BHV, BKN, MIY and MPA into MYI)
Asset Coverage Ratio	272.0%	283.0%	263.1%	306.4%	337.0%	335.0%	303.3%
Regulatory Leverage Ratio(1)	36.8%	35.3%	38.0%	32.6%	29.7%	29.9%	33.0%
Effective Leverage Ratio(2)	40.6%	36.6%	38.7%	36.2%	38.3%	38.40%	38.0%

(1)  Regulatory leverage consists of preferred shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2)  Effective leverage is a Fund’s effective economic leverage and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of TOB inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Fund Management

The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors or trustees, as applicable, of investment companies by the 1940 Act and under applicable state law. Each Fund has the same Board Members and officers.

Investment Advisor	BlackRock Advisors, LLC serves as the investment adviser for each Fund and is expected to continue to serve as investment adviser for the Combined Fund.

Portfolio Management Team

Each Fund is managed by a team of investment professionals led by Michael Kalinoski, CFA, Kevin Maloney, CFA, Walter O’Connor, CFA, Christian Romaglino, CFA, Phillip Soccio, CFA and Kristi Manidis. [Following the Mergers, it is expected that the Combined Fund will be managed by a team of investment professionals led by Michael Kalinoski, CFA, Kevin Maloney, CFA, Walter O’Connor, CFA, Christian Romaglino, CFA, Phillip Soccio, CFA and Kristi Manidis.]

Other Service Providers	The other professional service providers for the Funds are or will be as follows:

	Service	Service Providers to the Funds

	Accounting Agent	State Street Bank and Trust Company

	Custodian	State Street Bank and Trust Company

	Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.

	Liquidity Provider to BHV, MIY, MPA and Acquiring Fund VRDP Shares	The Toronto-Dominion Bank, acting through its New York branch

	Remarketing Agent to BHV, MIY, MPA and Acquiring Fund VRDP Shares	TD Securities (USA) LLC

	Tender and Paying Agent to BHV, MIY, MPA and Acquiring Fund VRDP Shares; Redemption and Paying Agent to BKN VMTP Shares	The Bank of New York Mellon

	Independent Registered Public Accounting Firm	[•]

	Fund Counsel	Willkie Farr & Gallagher LLP

	Counsel to the Independent Board Members	Stradley Ronon Stevens & Young, LLP

PROPOSAL 1 – THE MERGERS OF THE FUNDS

The Mergers seek to combine five funds that have the same investment adviser, the same Board Members, and similar investment objectives and similar investment strategies, policies and restrictions.

Description of the Mergers

Each Merger will be governed by a separate Merger Agreement, a form of which is attached as Appendix A to this Proxy Statement. Each Merger Agreement provides for the merger of the Target Fund with and into its respective Merger Sub. Each Merger Sub has been formed for the sole purpose of consummating its respective Merger and will not commence operations prior to the closing of the respective Merger, except as necessary to facilitate the Merger. As soon as practicable following the completion of its respective Merger, the Merger Sub will distribute its assets to the Acquiring Fund, and the Acquiring Fund will assume the liabilities of the Merger Sub, in complete liquidation and dissolution of the Merger Sub under Delaware law, Maryland law or Massachusetts law, as applicable. The Acquiring Fund will continue to operate after the Mergers as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Proxy Statement. The Acquiring Fund will list the newly issued common shares on the NYSE. The newly-issued Acquiring Fund Shares will be issued in the form of book-entry interests.

As of the effective time of each Merger, each common share and each VRDP Share, if any, of the respective Target Fund outstanding immediately prior to the effective time shall be converted into common shares and VRDP Shares, respectively, of the Acquiring Fund. The number of common shares of the Acquiring Fund that common shareholders of the Target Fund receive will be based on the net asset value of the Target Fund relative to the net asset value of the Acquiring Fund, in each case immediately prior to the closing of the Merger. BHV, BKN, MIY and MPA VRDP Holders, if any, will receive on a one-for-one basis one newly issued VRDP Shares of the Acquiring Fund. As of the effective time of the Merger, all right, title and interest in the assets of the Target Fund shall vest in the Merger Sub, and the Merger Sub shall be liable for all liabilities and obligations of the Target Fund.

Each newly-opened account on the books of the Acquiring Fund for the former common shareholders of BHV, BKN, MIY and MPA will represent the respective pro rata number of Acquiring Fund common shares (rounded down, in the case of fractional common shares held other than in an automatic dividend reinvestment plan account (“Plan Account”), to the next largest number of whole common shares) received by such common shareholder. No fractional Acquiring Fund common shares will be issued (except for common shares held in a Plan Account). In the event there are fractional common shares in an account other than a Plan Account, the Acquiring Fund’s transfer agent will aggregate all such fractional BHV, BKN, MIY and MPA common shares and sell the resulting whole common shares on the NYSE for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon being issued book-entry interests for the Acquiring Fund common shares. See “Terms of the Merger Agreements—Book-Entry Interests” for a description of the procedures to be followed by BHV, BKN, MIY and MPA common shareholders to obtain their Acquiring Fund common shares (and cash in lieu of fractional common shares, if any). Similarly, each newly-opened account on the books of the Acquiring Fund for BHV, BKN, MIY and MPA VRDP Holders, if any, will represent the number of Acquiring Fund VRDP Shares issued on a one-for-one basis for each such VRDP Holder’s holdings of BHV, BKN, MIY and MPA VRDP Shares.

As a result of the Mergers, each common shareholder of BHV, BKN, MIY and MPA will own Acquiring Fund common shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s BHV, BKN, MIY and MPA common shares, respectively, immediately prior to the Closing Date. The aggregate NAV of each Fund immediately prior to the applicable Merger will reflect accrued expenses associated with such Merger. The NAV of BHV, BKN, MIY and MPA common shares will not be diluted as a result of the Mergers. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of any outstanding VRDP Shares of such Fund. The market value per share of the common shares of the Combined Fund may be less than the market value per share of the common shares of each respective Fund prior to the Mergers.

If the BKN Merger Agreement is approved by the requisite shareholders, BKN will redeem all of its outstanding VMTP Shares prior to the Closing Date of the BKN Merger. BKN may issue, prior to the Closing Date of the BKN Merger, VRDP Shares with terms substantially identical to the terms of the Acquiring Fund VRDP Shares and use the proceeds from such issuance for the redemption of all of the outstanding VMTP Shares of BKN (previously defined as the “VMTP Refinancing”). The BKN VRDP Shares that will be issued in connection with the VMTP Refinancing will have the same $100,000 liquidation preference per share, dividend period, dividend payment date, voting rights, redemption provisions, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments, mechanism for determining the applicable dividend rate and maximum rate, and tender and paying agent as the outstanding Acquiring Fund VRDP Shares. If BKN has any VMTP Shares outstanding as of, and the VMTP Refinancing is not completed prior to, the Closing Date of the BKN Merger, then the BKN Merger will not be consummated.

The Board of each Fund has authorized the redemption of up to 100% of the Fund’s currently outstanding VRDP Shares or VMTP Shares, as applicable, in connection with its respective Merger(s) prior to the Closing Date of such Merger(s). Any such redemption by a Target Fund would occur following shareholder approval of the Target Fund’s Merger, and any such redemption by the Acquiring Fund would occur following shareholder approval of any one of the Mergers. In addition, the Board of each Fund has authorized the redemption of up to 67% of the Fund’s currently outstanding VRDP Shares or VMTP Shares, as applicable, on one or more occasions between October 11, 2023 and April 1, 2024. Any such redemption is not related to a Fund’s Merger(s) or contingent on shareholder approval of a Fund’s Merger(s).

In connection with the Mergers, assuming that no BHV, MIY or MPA VRDP Shares are redeemed prior to the applicable Closing Date and BKN refinances all of its currently outstanding VMTP Shares into VRDP Shares in the VMTP Refinancing prior to the Closing Date of the BKN Merger, the Acquiring Fund expects to issue 116 additional VRDP Shares to BHV VRDP Holders, 1,259 additional VRDP Shares to BKN VRDP Holders, 2,319 additional VRDP Shares to MIY VRDP Holders and 826 additional VRDP Shares to MPA VRDP Holders. Following the completion of the Mergers, based on the Fund’s preferred shares currently outstanding, the Combined Fund is expected to have 8,084 VRDP Shares outstanding. If any Fund partially or fully redeems its preferred shares, the Combined Fund will have fewer than 8,084 VRDP Shares outstanding, or possibly no VRDP Shares outstanding, following the completion of the Mergers.

Assuming all of the Mergers are approved by shareholders, the Target Funds do not redeem all of their preferred shares prior to the Closing Date of the Mergers and the VMTP Refinancing, if any, is completed prior to the Closing Date of the BKN Merger, upon the Closing Date of the Mergers, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s outstanding VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Mergers will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger. Such special rate period will terminate on June 19, 2024, unless extended. The Mergers will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the BKN VRDP Shares to be issued in connection with the VMTP Refinancing, if any. The VRDP Shares of BHV have a mandatory redemption date of July 1, 2042, the VRDP Shares of MIY have a mandatory redemption date of May 1, 2041, and the VRDP Shares of MPA have a mandatory redemption date of June 1, 2041, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of June 1, 2041. The VRDP Shares that will be issued be issued in connection with the VMTP Refinancing, if any, are expected to have a mandatory redemption date of June 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The VRDP Shares of BHV, MIY, MPA and the Acquiring Fund are currently in a one year special rate period that will end on June 19, 2024, unless extended (each, a “Special Rate Period”). The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares are expected to be identical to the terms of the Special Rate Period applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger. The transfer restrictions applicable to the VRDP Shares of BHV, MIY, MPA and the Acquiring Fund during their respective Special Rate Periods are substantially similar.

The Acquiring Fund will continue to operate after the Mergers as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Proxy Statement.

The BKN Merger is contingent upon the completion of the VMTP Refinancing if BKN does not redeem all of its VMTP Shares following shareholder approval of the BKN Merger. If BKN has any VMTP Shares outstanding as of, and the VMTP Refinancing is not completed prior to, the Closing Date of the BKN Merger, then the BKN Merger will not be consummated.

No Merger is contingent upon the approval of any other Merger. If a Merger is not consummated, the Fund for which such Merger(s) was not consummated would continue to exist and operate on a standalone basis. Both the Target Fund and the Acquiring Fund will continue to be advised by the Investment Advisor. If a Merger is not consummated, the Investment Advisor may recommend alternative proposals to the Board of each Fund for which such Merger was not consummated.

The Board’s Recommendation

The Board of BHV recommends that the VRDP Holders of BHV vote “FOR” the proposed BHV Merger Agreement at the Special Meeting.

The Board of BKN recommends that the VMTP Holders of BKN vote “FOR” the proposed BKN Merger Agreement at the Special Meeting.

The Board of MIY recommends that the VRDP Holders of MIY vote “FOR” the proposed MIY Merger Agreement at the Special Meeting.

The Board of MPA recommends that the VRDP Holders of MPA vote “FOR” the proposed MPA Merger Agreement at the Special Meeting.

The Board of the Acquiring Fund recommends that VRDP Holders of the Acquiring Fund vote “FOR” the proposed BHV Issuance at the Special Meeting.

The Board of the Acquiring Fund recommends that the VRDP Holders of the Acquiring Fund vote “FOR” the proposed BKN Issuance at the Special Meeting.

The Board of the Acquiring Fund recommends that VRDP Holders of the Acquiring Fund vote “FOR” the proposed MIY Issuance at the Special Meeting.

The Board of the Acquiring Fund recommends that the VRDP Holders of the Acquiring Fund vote “FOR” the proposed MPA Issuance at the Special Meeting.

[Shareholder approval of the BHV Merger Agreement requires (i) with respect to Proposal 1(A), the affirmative vote of a the holders of 1940 Act Majority (as defined below) of the outstanding BHV common shares and BHV VRDP

Shares voting as a single class, (ii) with respect to Proposal 1(B), the affirmative vote of the holders of a 1940 Act Majority of BHV VRDP Shares voting as a separate class and (iii) with respect to Proposal 1(I), the affirmative vote of the holders of a 1940 Act Majority of Acquiring Fund VRDP Shares voting as a separate class.

Shareholder approval of the BKN Merger Agreement requires (i) with respect to Proposal 1(C), the affirmative vote of a the holders of a majority of the votes entitled to be cast by outstanding BKN common shares and BKN VMTP Shares voting as a single class, (ii) with respect to Proposal 1(D), the affirmative vote of the holders of a 1940 Act Majority of BKN VMTP Shares voting as a separate class and (iii) with respect to Proposal 1(J), the affirmative vote of the holders of a 1940 Act Majority of Acquiring Fund VRDP Shares voting as a separate class.

Shareholder approval of the MIY Merger Agreement requires (i) with respect to Proposal 1(E), the affirmative vote of a the holders of a majority of the outstanding MIY common shares and MIY VRDP Shares entitled to vote voting as a single class, (ii) with respect to Proposal 1(F), the affirmative vote of the holders of a 1940 Act Majority (as defined below) of MIY VRDP Shares voting as a separate class and (iii) with respect to Proposal 1(K), the affirmative vote of the holders of a 1940 Act Majority of Acquiring Fund VRDP Shares voting as a separate class.

Shareholder approval of the MPA Merger Agreement requires (i) with respect to Proposal 1(G), the affirmative vote of a the holders of a majority of the outstanding MPA common shares and MPA VRDP Shares voting as a single class, (ii) with respect to Proposal 1(H), the affirmative vote of the holders of a 1940 Act Majority (as defined below) of MPA VRDP Shares voting as a separate class and (iii) with respect to Proposal 1(L), the affirmative vote of the holders of a 1940 Act Majority of Acquiring Fund VRDP Shares voting as a separate class.

Each Issuance contemplated by Proposal 2(A), Proposal 2(B), Proposal 2(C) and Proposal 2(D) requires the affirmative vote of the majority of number of shares of the Acquiring Fund common shares and Acquiring Fund VRDP Shares entitled to vote voting as a single class.]

A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

In order for the Mergers to occur, each Fund must obtain all requisite shareholder approvals with respect to its Merger, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding MPA, BHV, MIY and Acquiring Fund VRDP Shares. Because the closing of the Merger with respect to BHV, BKN, MIY and MPA is contingent upon such Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third-party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Merger will not occur, even if shareholders of a Fund entitled to vote on the Merger approve the Merger and such Fund satisfies all of its closing conditions, if the other Fund in the Merger does not obtain its requisite shareholder approvals or satisfy its closing conditions. If the BKN Merger Agreement is approved and BKN does not redeem all of its VMTP Shares prior to the Closing Date of the BKN Merger, it is expected that all of the VMTP Shares of BKN will be refinanced into BKN VRDP Shares with terms substantially identical to those of the Acquiring Fund’s VRDP Shares.

The BKN Merger is contingent upon the completion of the VMTP Refinancing if BKN does not redeem all of its VMTP Shares following shareholder approval of the BKN Merger. If BKN has any VMTP Shares outstanding as of, and the VMTP Refinancing is not completed prior to, the Closing Date of the BKN Merger, then the BKN Merger will not be consummated.

No Merger is contingent upon the approval of any other Merger. If a Merger is not consummated, the Fund for which such Merger(s) was not consummated would continue to exist and operate on a standalone basis.

The preferred shares of the Funds were issued on a private placement basis to one or a small number of institutional holders. Please see “Information about the Preferred Shares of the Funds” for additional information. To the extent that one or more preferred shareholder of BHV, BKN, MIY, MPA or the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding preferred shares, the preferred shareholder approval required for the Mergers may turn on the exercise of voting rights by such particular preferred shareholder(s) and its (or their) determination as to the favorability of the Merger with respect to its (or their) interests.

The Funds exercise no influence or control over the determinations of such preferred shareholder(s) with respect to the Merger; there is no guarantee that such preferred shareholder(s) will approve the Merger, over which it (or they) may exercise effective disposition power.

Subject to the requisite approval of the shareholders of each Fund with respect to its respective Merger and, if BKN does not redeem all of its VMTP Shares prior to the BKN Merger the completion of the VMTP Refinancing prior to the Closing Date of the BKN Merger, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding BHV, MIY, MPA and Acquiring Fund VRDP Shares, it is expected that the Closing Date of the Mergers will be sometime during the first half of 2024, but it may be at a different time as described herein.

For additional information regarding voting requirements, see “Vote Required and Manner of Voting Proxies.”

REASONS FOR THE MERGERS

The Board of each Fund, including the Independent Board Members, considered the Mergers at a meeting held on September 8, 2023. Each Board, including the Independent Board Members, has unanimously approved the applicable Merger Agreement(s) (the “Approval”). Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that the Mergers are in the best interests of such Fund and that the interests of its existing common shareholders and preferred shareholders would not be diluted with respect to NAV and the liquidation preference, respectively, as a result of the Mergers. As a result of the Mergers, however, common shareholders and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Mergers.

Each Board’s determination to approve the Mergers was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Board Members may have placed different weight and assigned different degrees of materiality to various factors. Because the shareholders of each Fund will vote separately on the Fund’s respective Merger(s) or Issuances, as applicable, and the BKN Merger is contingent upon the completion of the VMTP Refinancing if BKN does not redeem all of its VMTP Shares following shareholder approval of the BKN Merger, there are multiple potential combinations of Mergers. To the extent that one or more Mergers is not completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Mergers, may be reduced. If a Merger is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Merger(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund. Before reaching these conclusions, the Board of each Fund, including the Independent Board Members, engaged in a thorough review process relating to the Mergers, as well as alternatives to the Mergers. The Board of each Fund also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

The Board of each Fund considered the Mergers over a series of meetings. In preparation for the Approval, the Investment Advisor provided each Board with information regarding the Mergers, including the rationale therefor and alternatives considered to the Mergers.

Each Board considered a number of factors presented at the time of the Approval or prior meetings in reaching their determinations, including, but not limited to, the following, which are discussed in further detail below:

•	potential for improved economies of scale and a lower Total Expense Ratio (after fees waived and excluding interest expense) with respect to each Fund;

•	the potential effects of the Mergers on the earnings and distributions of each Fund;

•	the potential effects of the Mergers on each Fund’s premium/discount to NAV of common shares;

•	the potential effects of the Mergers on each Fund’s preferred shares;

•	the compatibility of the Funds’ investment objectives, investment strategies and policies and related risks and risk profiles;

•	consistency of portfolio management and portfolio composition;

•

the potential for improved secondary market trading, including the potential for greater secondary market liquidity for the Combined Fund’s common shares, which may result in tighter bid-ask spreads and better trade execution for the Combined Fund’s common shareholders when purchasing or selling the Combined Fund’s common shares;

•	the potential for operating and administrative efficiencies for the Combined Fund, including the potential for the following benefits:

•

greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

•

benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

•	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors;

•

the anticipated tax-free nature of the Mergers (except with respect to taxable distributions, if any, from any Fund prior to, or after, the consummation of the Mergers, and the receipt of cash in lieu of fractional Shares);

•	the potential effects on the Funds’ capital loss carryforwards;

•	the potential effects on each Fund’s undistributed net investment income;

•	the expected costs of the Mergers;

•	the terms of the Mergers and whether the Mergers would dilute the interests of shareholders of the Funds;

•	the effect of the Mergers on shareholder rights;

•	alternatives to the Mergers for each Fund; and

•	any potential benefits of the Mergers to the Investment Advisor and its affiliates.

Potential for Improved Economies of Scale and Potential for a Lower Expense Ratio. Each Board considered the fees and Total Operating Expenses of its Fund (including estimated expenses of the Combined Fund after the Mergers). “Total Expenses” means a Fund’s total annual operating expenses (including interest expense and acquired fund fees and expenses). “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its common shares.

Each Fund and the Investment Advisor have entered into the Fee Waiver Agreement, pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Investment Advisor or its affiliates that have a contractual fee, through June 30, 2025. In addition, pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds managed by the Investment Advisor or its affiliates, through June 30, 2025. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Funds (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor.

If any of the Mergers are consummated, the Investment Advisor has contractually agreed to waive a portion of its investment management fee equal to an annual rate of 0.01% of the average daily net assets (as defined above) of the Combined Fund through June 30, 2025. The Combined Fund Contractual Waiver may be terminated prior to June 30, 2025 only by action of a majority of the Independent Board Members or by a vote of the Combined Fund’s outstanding voting securities.

Based on a pro forma Broadridge peer expense universe for the Combined Fund, the estimated total annual fund expense ratio (excluding investment-related expenses and taxes) is expected to be in the first quartile and contractual investment management fee rate and actual investment management fee rate over total assets are each expected to be in the first quartile.

For the 12-month period ended July 31, 2023, the Total Expense Ratios (including interest expense and after giving effect to the Affiliated Fund Waiver with respect to BHV and MPA and the BHV Voluntary Waiver) of BHV, BKN, MIY, MPA and the Acquiring Fund were 4.23%, 3.40%, 3.27%, 3.02% and 3.15%, respectively. The Funds estimate that the completion of all of the Mergers would result in a Total Expense Ratio (including interest expense and after giving effect to the Combined Fund Contractual Waiver) for the Combined Fund of 3.11% on a historical and pro forma basis for the 12-month period ended July 31, 2023.

For the 12-month period ended July 31, 2023, the Total Expense Ratio (excluding interest expense and after giving effect to the Affiliated Fund Waiver with respect to BHV and MPA and the BHV Voluntary Waiver) of BHV, BKN, MIY and MPA and the Acquiring Fund were 1.77%, 0.93%, 0.91%, 0.96% and 0.89%, respectively. The Funds estimate that the completion of all of the Mergers would result in a Total Expense Ratio (excluding interest expense and after giving effect to the Combined Fund Contractual Waiver) for the Combined Fund of 0.85% on a historical and pro forma basis for the 12-month period ended July 31, 2023.

Potential Effects of the Mergers on Earnings, Yields and Distributions. The Boards noted that the Combined Fund’s net earnings yield on NAV and tax-equivalent yield on NAV for common shareholders following the Mergers are expected to be potentially higher than each Target Fund’s net earnings yield on NAV and tax-equivalent yield on NAV and potentially lower than the Acquiring Fund’s net earnings yield on NAV and tax-equivalent yield on NAV, and the Combined Fund’s distribution rate on NAV for common shareholders following the Mergers is expected to be potentially higher than each Fund’s distribution rate on NAV for common shareholders. The distribution level of any fund is subject to change based upon a number of factors, including the current and projected level of the fund’s earnings, and may fluctuate over time; thus, subject to a number of other factors, including the fund’s distribution policy, a higher net earnings profile may potentially have a positive impact on such fund’s distribution level over time. The Combined Fund’s earnings rate, tax-equivalent yield and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Mergers. A Fund’s earnings rate, tax-equivalent yield and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. In addition, the Combined Fund’s future earnings will vary depending upon the combination of completed Mergers. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Mergers, will remain constant.

Potential Effects of the Mergers on Premium/Discount to NAV of Common Shares. Each Board noted that the common shares of its Fund have historically traded at both a premium and a discount. As of [●], 2023, the NAV per common share of MPA was $[●] and the market price per common share of MPA was $[●], representing a [discount] to NAV of [●]%, the NAV per common share of BHV was $[●] and the market price per common share of BHV was $[●], representing a [discount] to NAV of [●]%, the NAV per common share of MIY was $[●] and the market price per common share of MIY was $[●], representing a [discount] to NAV of [●]% and the NAV per common share of the Acquiring Fund was $[●] and the market price per common share of the Acquiring Fund was $[●], representing a discount to NAV of [●]%. The Boards of BHV, BKN, MIY and MPA noted that to the extent BHV, BKN, MIY and MPA’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Mergers, BHV, BKN, MIY and MPA’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. The Boards of BHV, BKN, MIY and MPA also noted that to the extent the BHV, BKN, MIY and MPA’s common shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Mergers, BHV, BKN, MIY and MPA’s common shareholders may be negatively impacted if its Merger is consummated. The Board of the Acquiring Fund noted that Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Merger discount (or premium) of the Acquiring Fund common shares improves. There can be no assurance that, after the Mergers, common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the Mergers. Upon consummation of the Mergers, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares. In the Mergers, common shareholders of BHV, BKN, MIY and MPA will receive Acquiring Fund common shares based on the relative NAVs (not the market values) of the respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of each respective Fund prior to the Mergers.

Potential Effects of the Mergers on the Preferred Shares. The Board noted that each Fund has preferred shares outstanding. As of July 31, 2023, BHV had 116 Series W-7 VRDP Shares outstanding, MIY had 2,319 Series W-7 VRDP Shares outstanding, MPA had 826 Series W-7 VRDP Shares outstanding, the Acquiring Fund had 3,564 Series W-7 VRDP Shares outstanding and BKN has 1,259 Series W-7 VMTP Shares outstanding. If the BKN Merger Agreement is approved by the requisite shareholders, BKN will redeem all of its outstanding VMTP Shares prior to the Closing Date of the BKN Merger. Pursuant to the VMTP Refinancing, any outstanding VMTP Shares of BKN may be refinanced into BKN VRDP Shares, with terms substantially identical to those of the Acquiring Fund’s VRDP Shares. If BKN has any VMTP Shares outstanding as of, and the VMTP Refinancing is not completed prior to, the Closing Date of the BKN Merger, then the BKN Merger will not be consummated.

In connection with the Mergers, assuming that no BHV, MIY or MPA VRDP Shares are redeemed prior to the applicable Closing Date and BKN refinances all of its currently outstanding VMTP Shares into VRDP Shares in the VMTP Refinancing prior to the Closing Date of the BKN Merger, the Acquiring Fund expects to issue 116 additional VRDP Shares to BHV VRDP Holders, 1,259 additional VRDP Shares to BKN VRDP Holders, 2,319 additional VRDP Shares to MIY VRDP Holders and 826 additional VRDP Shares to MPA VRDP Holders. Following the completion of the Mergers, based on the Fund’s preferred shares currently outstanding, the Combined Fund is expected to have 8,084 VRDP Shares outstanding. If any Fund partially or fully redeems its preferred shares, the Combined Fund will have fewer than 8,084 VRDP Shares outstanding, or possibly no VRDP Shares outstanding, following the completion of the Mergers.

The Board noted that, assuming all of the Mergers are approved by shareholders, the Target Funds do not redeem all of their preferred shares prior to the Closing Date of the Mergers and the VMTP Refinancing, if any, is completed prior to the Closing Date of the BKN Merger, upon the Closing Date of the Mergers, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s outstanding VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Mergers will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger. Such special rate period will terminate on June 19, 2024, unless extended. The Mergers will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the BKN VRDP Shares to be issued in connection with the VMTP Refinancing, if any. The VRDP Shares of BHV have a mandatory redemption date of July 1, 2042, the VRDP Shares of MIY have a mandatory redemption date of May 1, 2041, and the VRDP Shares of MPA have a mandatory redemption date of June 1, 2041, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of June 1, 2041. The VRDP Shares that will be issued be issued in connection with the VMTP Refinancing, if any, are expected to have a mandatory redemption date of June 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The VRDP Shares of BHV, MIY, MPA and the Acquiring Fund are currently in a one year special rate period that will end on June 19, 2024, unless extended (each, a “Special Rate Period”). The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares are expected to be identical to the terms of the Special Rate Period applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger. The transfer restrictions applicable to the VRDP Shares of BHV, MIY, MPA and the Acquiring Fund during their respective Special Rate Periods are substantially similar.

The Board noted that none of the expenses of the Mergers are expected to be borne by the VRDP Holders or VMTP Holders, as applicable, of the Funds.

To the extent that the Acquiring Fund issues any new VRDP Shares in the Mergers, the VRDP Holders of each Fund, if any, will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than any Fund individually before the Mergers. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Mergers, any VRDP Holders of the Combined Fund may hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares, if any, of their respective Fund prior to the Mergers.

Compatibility of Investment Objectives, Investment Strategies and Policies and Related Risks and Risk Profiles. Each Board noted that its Fund’s shareholders will remain invested in an exchange-listed, closed-end management investment company registered under the 1940 Act that will have substantially greater net assets and the same (in the case of the Acquiring Fund), or similar (in the case of BHV, BKN, MIY and MPA) investment objective and the same (in the case of the Acquiring Fund) or similar (in the case of BHV, BKN, MIY and MPA) investment strategies, policies and restrictions. The risk/return profile of the Combined Fund is expected to remain comparable to those of each Fund before the Mergers because of the similarities in the investment policies of each Fund.

Consistency of Portfolio Management and Portfolio Composition. Each Board noted that each Fund has the same investment adviser and a common portfolio manager and that each Fund’s shareholders will benefit from the experience and expertise of the Combined Fund’s anticipated portfolio management team. Each Fund is managed by a team of investment professionals led by Michael Kalinoski, CFA, Kevin Maloney, CFA, Walter O’Connor, CFA, Christian Romaglino, CFA, Phillip Soccio, CFA and Kristi Manidis. [Following the Mergers, it is expected that the Combined Fund will be managed by a team of investment professionals led by Michael Kalinoski, CFA, Kevin Maloney, CFA, Walter O’Connor, CFA, Christian Romaglino, CFA, Phillip Soccio, CFA and Kristi Manidis.]

Each Board also considered the portfolio composition of its Fund and the impact of the Mergers on the Fund’s portfolio. Each Board noted that it is not anticipated that there will be any significant disposition of the holdings in its Fund as a result of the Mergers because of the similarities among the portfolio guidelines of the Funds. For additional information, please see “Comparison of the Funds’ Investments” and “Risk Factors and Special Considerations.”

Potential for Improved Secondary Market Trading for Common Shares. While it is not possible to predict trading levels at the time the Mergers close, each Board considered that the Combined Fund may provide greater secondary market liquidity for its common shares as it would be larger than any of the Funds, which may result in tighter bid-ask spreads, better trade execution for the Combined Fund’s common shareholders when purchasing or selling Combined Fund common shares. However, there can be no assurance that the Mergers will result in such benefits or that the common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the Mergers. Upon consummation of the Mergers, the secondary market liquidity, bid-ask spreads, and trade execution with respect to the Combined Fund’s common shares may deteriorate. Furthermore, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares.

Potential for Operating and Administrative Efficiencies. Each Board noted that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms. Each Board also noted that the Combined Fund may experience potential benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer similar funds in the same fund complex, including a simplified operational model, the elimination of complexities involved with having duplicative funds, easier product differentiation for shareholders (including shareholders of the Combined Fund) and reduced risk of operational, legal and financial errors.

Anticipated Tax-Free Mergers. Each Board noted that it is anticipated that shareholders of its Fund will generally recognize no gain or loss for U.S. federal income tax purposes as a result of the Mergers (except with respect to cash received in lieu of fractional common shares), as each Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Mergers, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Mergers or the Combined Fund built-in gains, if any, recognized after the Mergers, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

[Capital Loss Carryforward Considerations. Each Board considered that capital loss carryforwards of the Combined Fund attributable to each Fund will be subject to tax loss limitation rules by reason of each Fund’s undergoing an “ownership change” in the Mergers. Each Board also noted that the Combined Fund’s capital loss carryforward loss on a per share basis is expected to be lower than BHV’s, BKN’s, MIY’s and MPA’s capital loss carryforward per share and higher than the Acquiring Fund’s capital loss carryforward loss per share. Each Board considered that the ability of its Fund to fully utilize its existing capital loss carryforwards depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.]

[Potential Effects of the Mergers on Undistributed Net Investment Income. If the Mergers are approved by shareholders, then the greater of (1) substantially all of the undistributed net investment income, if any, or (2) the monthly distribution of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Merger Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Merger Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Merger Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Merger Declared UNII Distributions after the Closing Date. Former BHV, BKN, MIY and MPA shareholders entitled to such Pre-Merger Declared UNII Distributions paid after the Closing Date will receive such distributions in cash for a partial month post-Merger.

Persons who purchase common shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Merger Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

Additionally, the Acquiring Fund, in order to seek to provide its common shareholders with distribution rate stability, may include in its Pre-Merger Declared UNII Distribution amounts in excess of its undistributed net investment income and net investment income accrued through the Closing Date; any such excess amounts are not expected to constitute a return of capital. This would result in the Acquiring Fund issuing incrementally more common shares in the Mergers since its NAV as of the valuation time for the Mergers would be lower relative to a scenario where such excess amounts were not included in the Acquiring Fund’s Pre-Merger Declared UNII Distribution.

The Combined Fund may retain a lower UNII balance after the Mergers than the Acquiring Fund prior to the Mergers. A lower UNII balance for the Combined Fund relative to the UNII balance of the Acquiring Fund poses risks for shareholders of the Combined Fund. UNII balances, in part, support the level of a fund’s regular distributions and provide a cushion in the event a fund’s net earnings for a particular distribution period are insufficient to support the level of its regular distribution for that period. If the Combined Fund’s net earnings are below the level of its current distribution rate, the Combined Fund’s UNII balance could be more likely to contribute to a determination to decrease the Combined Fund’s distribution rate, or could make it more likely that the Combined Fund will make distributions consisting in part of a return of capital to maintain the level of its regular distributions. Moreover, because a fund’s UNII balance, in part, supports the level of a fund’s regular distributions, the UNII balance of the Combined Fund could impact the trading market for the Combined Fund’s common shares and the magnitude of the trading discount to NAV of the Combined Fund’s common shares. However, the Combined Fund is anticipated to benefit from a lower expense ratio (compared to BHV, BKN, MIY, MPA and MYI), a potentially higher net earnings profile (compared to BHV, MPA and MYI) and other anticipated benefits of economies of scale as discussed herein. Each Fund, including the Combined Fund, reserves the right to change its distribution policy with respect to common share distributions and the basis for establishing the rate of its distributions for the common shares at any time and may do so without prior notice to common shareholders. The payment of any distributions by any Fund, including the Combined Fund, is subject to, and will only be made when, as, and if, declared by the Board of such Fund. There is no assurance the Board of any Fund, including the Combined Fund, will declare any distributions for such Fund.

To the extent any Pre-Merger Declared UNII Distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.]

As discussed above, shareholders of each Fund may receive distributions prior to, or after, the consummation of the Mergers, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Mergers or the Combined Fund built-in gains, if any, recognized after the Mergers, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.]

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Mergers, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

See “U.S. Federal Income Tax Consequences of the Mergers” for a summary of U.S. federal income tax consequences generally applicable to the Mergers.

Expected Costs of the Mergers. Each Board considered the terms and conditions of the applicable Fund’s Merger Agreement(s), including the estimated costs associated with the Mergers, and the allocation of such costs among the Funds. Each Board noted, however, that the Investment Advisor anticipated that the projected costs of the Mergers may be recovered over time. Common shareholders of each Fund will indirectly bear all or a portion of the costs of the Mergers. The expenses of the Mergers are estimated to be approximately $236,219 for BHV, $264,026 for BKN, $308,622 for MIY and $ 345,021 for MPA. For BKN, the costs of its Merger include estimated VMTP Refinancing costs of $85,000, [which are expected to be amortized over one year by the Combined Fund]. For the Acquiring Fund, the expenses of the applicable Mergers are estimated to be approximately $387,557, of which the Investment Advisor will bear approximately $219,371. The actual costs associated with the Mergers may be more or less than the estimated costs discussed herein. Each Board also noted that the VRDP Holders or VMTP Holders, as applicable, are not expected to bear any of the costs of the Mergers, while the common shareholders of the Funds will indirectly bear the costs of the Mergers.

Terms of the Mergers and Impact on Shareholders. Each Board noted that the aggregate NAV (not the market value) of the Acquiring Fund common shares that a Target Fund’s common shareholders will receive in the applicable Merger is expected to equal the aggregate NAV (not the market value) of the Target Fund common shares that the Target Fund’s common shareholders owned immediately prior to the Closing Date. The aggregate NAV of each Fund immediately prior to the applicable Merger will reflect accrued expenses associated with such Merger. The NAV of BHV, BKN, MIY and MPA’s common shares will not be diluted as a result of the Mergers. Fractional Acquiring Fund common shares will generally not be issued to BHV, BKN, MIY and MPA’s common shareholders in connection with the Mergers, and BHV, BKN, MIY and MPA common shareholders should expect to receive cash in lieu of such fractional common shares.

Each Board further noted that holders of MPA, BHV and MIY VRDP Shares will receive the same number of Acquiring Fund VRDP Shares as any MPA, BHV and MIY VRDP Shares held by such VRDP Holders immediately prior to the Closing Date. If the BKN Merger Agreement is approved by the requisite shareholders, BKN will redeem all of its outstanding VMTP Shares prior to the Closing Date of the BKN Merger. BKN may issue, prior to the Closing Date of the BKN Merger, VRDP Shares with terms substantially identical to the terms of the Acquiring Fund VRDP Shares and use the proceeds from such issuance for the redemption of all of the outstanding VMTP Shares of BKN. If BKN has any VMTP Shares outstanding as of, and the VMTP Refinancing is not completed prior to, the Closing Date of the BKN Merger, then the BKN Merger will not be consummated.

The newly issued Acquiring Fund VRDP Shares will have terms that are similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the BKN VRDP Shares to be issued in connection with the VMTP Refinancing, if any. The VRDP Shares of BHV have a mandatory redemption date of July 1, 2042, the VRDP Shares of MIY have a mandatory redemption date of May 1, 2041, and the VRDP Shares of MPA have a mandatory redemption date of June 1, 2041, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of June 1, 2041. The VRDP Shares that will be issued be issued in connection with the VMTP Refinancing, if any, are expected to have a mandatory redemption date of June 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The VRDP Shares of BHV, MIY, MPA and the Acquiring Fund are currently in a one year special rate period that will end on June 19, 2024, unless extended (each, a “Special Rate Period”). The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares are expected to be identical to the terms of the Special Rate Period applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger. The transfer restrictions applicable to the VRDP Shares of BHV, MIY, MPA and the Acquiring Fund during their respective Special Rate Periods are substantially similar.

Effect on Shareholder Rights. Each Board noted that BHV is organized as a statutory trust under the laws of the State of Delaware, MPA is organized as a Massachusetts business trust, and BKN, MIY and the Acquiring Fund are each organized as a Maryland corporation. Each Board also noted that the common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Each Board also noted that the terms of the Acquiring Fund VRDP Shares to be issued in connection with the Mergers will have terms that are identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares are expected to be identical to the terms of the Special Rate Period applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Mergers. Such special rate period will terminate on June 19, 2024, unless extended. The Mergers will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

Alternatives to the Mergers. In reaching its decision to approve the Mergers, the Board considered alternatives to the Mergers, including continuing to operate each Fund as a separate Fund.

Potential Benefits to the Investment Advisor and its Affiliates. Each Board recognized that the Mergers may result in some benefits and economies of scale for the Investment Advisor and its affiliates. These may include, for example, administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of BHV, BKN, MIY and MPA as separate funds in the BlackRock Fixed-Income Complex.

Each Board noted that, if the Mergers are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily net assets of the Combined Fund. Each Board noted that the annual contractual investment management fee rate of the Combined Fund represents a 15 basis point decrease in the annual contractual investment management fee rate for BHV, a 1 basis point increase in the annual contractual investment management fee rate for each of MPA and MIY, and the same annual combined contractual investment management and contractual administration fee rate for BKN. Additionally, if any of the Mergers are consummated, the Investment Advisor has agreed to the Combined Fund Contractual Waiver through June 30, 2025, resulting in an actual investment management fee rate of 0.49% of the average daily net assets of the Combined Fund.

Conclusion. Each Board, including the Independent Board Members, unanimously approved each Merger Agreement and each Issuance, as applicable, concluding that the Mergers are in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Mergers. This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Because the shareholders of each Fund will vote separately on the Fund’s respective Merger(s) or Issuances, as applicable, and the BKN Merger is contingent upon the completion of the VMTP Refinancing if BKN does not redeem all of its VMTP Shares following shareholder approval of the BKN Merger, there are multiple potential combinations of Mergers. To the extent that either Merger is not completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Mergers, may be reduced.

If a Merger is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Merger(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund.

TERMS OF THE MERGER AGREEMENTS

The following is a summary of the significant terms of each Merger Agreement. This summary is qualified in its entirety by reference to the Form of Agreement and Plan of Merger attached as Appendix A to this Proxy Statement.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on the business day prior to the Closing Date of the Mergers (the “Valuation Time”). The valuation procedures are the same for each Fund: the NAV per Common Share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) at the Valuation Time. For the purpose of determining the NAV of a Common Share of each Fund, the value of the securities held by such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of common shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the Investment Advisor, will accrue at the Valuation Time.

Dividends will accumulate on any outstanding BHV, BKN, MIY and MPA VRDP Shares up to and including the day immediately preceding the Closing Date. BHV, BKN, MIY and MPA VRDP Holders will receive on a one-for-one basis one newly issued VRDP Shares of the Acquiring Fund, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on any outstanding BHV, BKN, MIY and MPA VRDP Shares, as applicable, up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to Closing Date), in exchange for each BHV, BKN, MIY and MPA VRDP Share held by the BHV, BKN, MIY and MPA VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s outstanding VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued.

The first dividend period for the Acquiring Fund VRDP Shares to be issued in the Mergers will commence on the Closing Date and end on the day immediately preceding the first dividend payment date for such VRDP Shares, which will be the first business day of the month following the month in which the Closing Date occurs.

Amendments and Conditions

A Merger Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. However, after adoption of the Merger Agreement and approval of the Merger, no amendment or modification may be made which by law requires further approval by shareholders without such further approval. The obligations of each Fund pursuant to a Merger Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Merger Agreement by the shareholders of the applicable Target Fund and the VRDP Holders of the Acquiring Fund, certain third-party consents, the approval of each Issuance by the shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

The BKN Merger is contingent upon the completion of the VMTP Refinancing if BKN does not redeem all of its VMTP Shares following shareholder approval of the BKN Merger. If BKN has any VMTP Shares outstanding as of, and the VMTP Refinancing is not completed prior to, the Closing Date of the BKN Merger, then the BKN Merger will not be consummated.

No Merger is contingent upon the approval of any other Merger. If a Merger is not consummated, the Fund for which such Merger(s) was not consummated would continue to exist and operate on a standalone basis.

Postponement; Termination

Under a Merger Agreement, the Board of any Fund that is a party to the Merger Agreement may cause the related Merger to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so. Subject to applicable law, a Merger Agreement may be terminated, and the related Merger abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds involved in the Merger) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of such Funds and (ii) by the Board of either such Fund if any condition to that Fund’s obligations set forth in the Merger Agreement has not been fulfilled or waived by such Board.

Book-Entry Interests

The Acquiring Fund will issue to BHV, BKN, MIY and MPA VRDP Holders book-entry interests for the Acquiring Fund VRDP Shares registered in the name of such BHV, BKN, MIY and MPA VRDP Holders on a one-for-one basis for each holder’s holdings of BHV, BKN, MIY or MPA VRDP Shares. Each Fund’s VRDP Shares were or will be issued in book-entry form as global securities, and such global securities were deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities are held only through DTC and any of its participants.

Expenses of the Mergers

Each Fund will bear expenses incurred in connection with its Merger(s). The expenses incurred in connection with the Mergers include but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Merger Agreements, the registration statement on Form N-14 and this Proxy Statement to preferred shareholders, the printing and distribution of the joint proxy statement/prospectus delivered to common shareholders, this Proxy Statement delivered to preferred shareholders and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, and legal and audit fees in connection with the Mergers, including fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the VRDP Shares or VMTP Shares, legal fees incurred in connection with amending the transaction documents for the VRDP Shares or VMTP Shares, which may include the legal fees of counterparties and service providers to the extent applicable, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, rating agency fees associated with the ratings of the preferred shares in connection with the Merger, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Mergers and, with respect to BKN, the VMTP Refinancing, which will be borne directly by BKN.

Common shareholders of each Fund will indirectly bear all or a portion of the costs of the Mergers. The expenses of the Mergers are estimated to be approximately $236,219 for BHV, $264,026 for BKN, $308,622 for MIY and $345,021 for MPA. For BKN, the costs of its Merger include estimated VMTP Refinancing costs of $85,000, [which are expected to be amortized over one year by the Combined Fund]. For the Acquiring Fund, the expenses of the applicable Mergers are estimated to be approximately $387,557, of which the Investment Advisor will bear approximately $219,371. The actual costs associated with the Mergers may be more or less than the estimated costs discussed herein. Each Board also noted that the VRDP Holders or VMTP Holders, as applicable, are not expected to bear any of the costs of the Mergers, while the common shareholders of the Funds will indirectly bear the costs of the Mergers.

Neither the Funds nor the Investment Advisor will pay any direct expenses of shareholders arising out of or in connection with the Mergers (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Mergers or other action taken by the shareholder in connection with the Mergers). The actual costs associated with the Mergers may be more or less than the estimated costs discussed herein.

Appraisal Rights

Shareholders of BHV and MPA do not have appraisal rights for their respective common or preferred shares because each Fund is formed as a Delaware statutory trust or a Massachusetts business trust, as applicable, and each Fund’s respective Agreement and Declaration of Trust or Declaration of Trust, as applicable, states that the shareholders are not entitled to appraisal rights. Under Maryland law, except in limited circumstances which do not apply to the Mergers, stockholders are not entitled to demand the fair value of their shares in connection with a merger if any shares of the class or series of the stock are listed on a national securities exchange, such as the common shares of MIY and the Acquiring Fund, on the Record Date.

[U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS

The following is a general summary of the U.S. federal income tax consequences of the Mergers to the U.S. holders of BHV, BKN, MIY and MPA common shares. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares of BHV, BKN, MIY and MPA as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Mergers. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Mergers, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Mergers that each Fund receives an opinion from Willkie, dated as of the Closing Date, regarding the characterization of each Merger as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Willkie will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Willkie will also rely upon certain representations of the management of each Fund and assume, among other things, that the Mergers will be consummated in accordance with each Merger Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a merger, the U.S. federal income tax consequences of the Mergers can be summarized as follows:

•	No gain or loss will be recognized by a Fund by reason of the Mergers.

•

No gain or loss will be recognized by a shareholder of BHV, BKN, MIY and MPA who exchanges, as the case may be, all of its common shares solely for Acquiring Fund common shares or all of its MPA, BHV and MIY VRDP Shares solely for Acquiring Fund VRDP Shares pursuant to the Mergers (except with respect to cash received in lieu of a fractional Acquiring Fund Common Share, as discussed below).

•

The aggregate tax basis of Acquiring Fund shares received by a shareholder of BHV, BKN, MIY and MPA pursuant to the Mergers will be the same as the aggregate tax basis of the shareholder’s BHV, BKN, MIY and MPA shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund Common Share for which cash is received).

•

The holding period of Acquiring Fund shares received by a shareholder of BHV, BKN, MIY and MPA pursuant to the Mergers will include the holding period of the shareholder’s shares surrendered in exchange therefor.

•

A shareholder of BHV, BKN, MIY and MPA that receives cash in lieu of a fractional Acquiring Fund Common Share in connection with the Mergers will be treated as having received cash in exchange for such fractional Acquiring Fund Common Share. A BHV, BKN, MIY and MPA shareholder that receives cash in lieu of a fractional Acquiring Fund Common Share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund Common Share and BHV, BKN, MIY and MPA shareholder’s tax basis in BHV, BKN, MIY and MPA common shares allocable to the fractional Acquiring Fund Common Share. The capital gain or loss will be a long-term capital gain or loss if BHV, BKN, MIY and MPA shareholder’s holding period for BHV, BKN, MIY and MPA common shares is more than one year as of the date the Mergers are consummated.

•

The Acquiring Fund’s tax basis in BHV, BKN, MIY and MPA’s assets received by the Acquiring Fund pursuant to the Mergers will, in each instance, equal the tax basis of such assets in the hands of BHV, BKN, MIY and MPA immediately prior to the Closing Date, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by BHV, BKN, MIY and MPA.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

None of the Funds intend to sell any assets in connection with the Mergers other than in the ordinary course of business. If, however, assets of BHV, BKN, MIY and MPA were to be sold in connection with the Mergers, or if such assets were required to be marked to market as a result of the termination of BHV, BKN, MIY and MPA’s taxable year or as a result of the transfer of certain assets in the Mergers, the tax impact of any such sales (or deemed sales) would depend on the difference between the price at which such portfolio assets are sold and BHV, BKN, MIY and MPA’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to BHV, BKN, MIY and MPA shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or after the date of the Mergers, and such distributions will be taxable to BHV, BKN, MIY and MPA shareholders.

Prior to the Closing Date, each Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Fund all of the Fund’s (i) investment company income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, (ii) net capital gains, if any, through the Closing Date, and (iii) net tax-exempt interest income, if any, through the Closing Date. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of BHV, BKN, MIY and MPA, which are expected to be subject to tax loss limitation rules because each Fund will undergo an “ownership change” for U.S. federal income tax purposes. Because each Fund will undergo an “ownership change,” the Code will generally limit the amount of pre-ownership change losses of each Fund that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of the Fund, with certain adjustments, immediately prior to the Mergers and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to BHV, BKN, MIY and MPA may be subject to tax loss limitation rules to the extent outlined above, it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of BHV, BKN, MIY and MPA’s capital loss carryforward as compared with what each Fund’s utilization of its own capital loss carryforward would be without the Mergers. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law, and is, therefore, highly uncertain. As of July 31, 2023, the Funds’ unused capital loss carryforwards, which have no expiration date and may be carried forward indefinitely, were as follows:

Capital Loss Carryforward Amount

BHV	BKN	MIY	MPA	Acquiring Fund (MYI)
$2,701,411	$19,151,938	$34,354,147	$14,441,556	$64,501,068

Due to the operation of these tax loss limitation rules, it is possible that shareholders of BHV, BKN, MIY and MPA or the Acquiring Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Mergers. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short-term or as favorably taxed capital gain dividends if such capital gains are long-term. The actual financial effect of the loss limitation rules on a shareholder of BHV, BKN, MIY and MPA whose losses are subject to the loss limitation rules would depend on many variables, including BHV, BKN, MIY and MPA’s expected growth rate if the relevant Merger were not to occur (i.e., whether, in the absence of the Mergers, BHV, BKN, MIY and MPA would generate sufficient capital gains against which to utilize its capital loss carryforwards (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Mergers occurred), the timing and amount of future capital gains recognized by the Combined Fund if the Mergers were to occur, and the timing of a historic BHV, BKN, MIY and MPA shareholder’s disposition of its Shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

For five years beginning on the Closing Date of the Mergers, the Combined Fund will not be allowed to offset certain pre-Merger built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.]

PROPOSAL 2—ISSUANCE OF ACQUIRING FUND COMMON SHARES

In connection with the proposed Mergers described under “Proposal 1—Mergers of the Funds,” the common shareholders and the VRDP Holders of the Acquiring Fund are being asked to approve the issuance of additional Acquiring Fund common shares.

Please see “Information about the Common Shares of the Funds” for information about the Funds’ common shares.

Assuming all of the Mergers are approved by shareholders, the Target Funds do not redeem all of their preferred shares prior to the Closing Date of the Mergers and the VMTP Refinancing, if any, is completed prior to the Closing Date of the BKN Merger, upon the Closing Date of the Mergers, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The Acquiring Fund will list the newly issued common shares on the NYSE. Each Target Fund will distribute Acquiring Fund Shares received by it pro rata to its shareholders (although cash may be paid in lieu of any fractional common shares). The newly-issued Acquiring Fund Shares will be issued in the form of book-entry interests. Such distribution of Acquiring Fund Shares to Target Fund shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts Acquiring Fund Shares.

The Acquiring Fund will continue to operate after the Mergers as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and restrictions described in this Proxy Statement. As a result of the Mergers, however, a shareholder of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than such shareholder did in any of the individual Funds before the Mergers.

If the Issuance with respect to a Fund’s Merger(s) is not approved, the Investment Advisor may, in connection with ongoing management of that Fund and its product line, recommend alternative proposals to the Board of that Fund.

The Board of the Acquiring Fund recommends that the Acquiring Fund VRDP Holders vote “FOR” each Issuance at the Special Meeting.

Each Issuance contemplated by Proposal 2(A), Proposal 2(B), Proposal 2(C) and Proposal 2(D) requires the affirmative vote of the majority of number of shares of the Acquiring Fund common shares and Acquiring Fund VRDP Shares entitled to vote voting as a single class. For additional information regarding voting requirements, see “Vote Required and Manner of Voting Proxies.”

Subject to the requisite approval of the shareholders of each Fund with respect to its respective Merger, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares of MPA, BHV and MIY, it is expected that the Closing Date of the Mergers will be sometime during the first half of 2024, but it may be at a different time as described herein.

INFORMATION ABOUT THE PREFERRED SHARES OF THE FUNDS

BHV’s Agreement and Declaration of Trust and MPA’s Declaration of Trust each authorizes the issuance of an unlimited number of shares, par value $.001 and $.10 per share, respectively. Each of BKN, MIY’s and the Acquiring Fund’s charter authorizes the issuance of 200,000,000 shares, par value $.10 per share, all of which were initially classified as common shares. The Board of each Fund is authorized, however, to reclassify any unissued common shares to preferred shares without the approval of its common shareholders. Set forth below is information about each Fund’s outstanding preferred shares as of July 31, 2023.

Assuming all of the Mergers are approved by shareholders, the Target Funds do not redeem all of their preferred shares prior to the Closing Date of the Mergers and the VMTP Refinancing, if any, is completed prior to the Closing Date of the BKN Merger, upon the Closing Date of the Mergers, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s outstanding VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Mergers will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger. Such special rate period will terminate on June 19, 2024, unless extended. The Mergers will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the BKN VRDP Shares to be issued in connection with the VMTP Refinancing, if any. The VRDP Shares of BHV have a mandatory redemption date of July 1, 2042, the VRDP Shares of MIY have a mandatory redemption date of May 1, 2041, and the VRDP Shares of MPA have a mandatory redemption date of June 1, 2041, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of June 1, 2041. The VRDP Shares that will be issued be issued in connection with the VMTP Refinancing, if any, are expected to have a mandatory redemption date of June 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The VRDP Shares of BHV, MIY, MPA and the Acquiring Fund are currently in a one year special rate period that will end on June 19, 2024, unless extended (each, a “Special Rate Period”). The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares are expected to be identical to the terms of the Special Rate Period applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger. The transfer restrictions applicable to the VRDP Shares of BHV, MIY, MPA and the Acquiring Fund during their respective Special Rate Periods are substantially similar.

Fund	Title of Class	Amount Authorized	Amount Authorized Under Each Series	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column	Issue Date	Mandatory/ Term Redemption Date
BHV	VRDP Shares	116	Series W-7 – 116	None	116	6/14/2012	7/1/2042

Fund	Title of Class	Amount Authorized	Amount Authorized Under Each Series	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column	Issue Date	Mandatory/ Term Redemption Date
BKN	VMTP Shares	1,259	Series W-7 – 1,259	None	1,259	12/16/2011	7/2/2024
MIY	VRDP Shares	2,319	Series W-7 – 2,319	None	2,319	4/21/2011; 9/14/2015	5/1/2041
MPA	VRDP Shares	826	Series W-7 – 826	None	826	5/19/2011; 4/13/2015	6/1/2041
Acquiring Fund (MYI)	VRDP Shares	3,564	Series W-7 – 3,564	None	3,564	5/19/2011	6/1/2041

The outstanding preferred shares of each Fund are fully paid and non-assessable, except as provided by each Fund’s respective Agreement and Declaration of Trust, Declaration of Trust or charter, as applicable, and have no preemptive or cumulative voting rights.

Below is a table that details, as of July 31, 2023, (i) each Fund’s current leverage attributable to preferred shares as a percentage of its total net assets, (ii) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming only the BHV Merger was consummated as of July 31, 2023, which represents the combination of completed Mergers presented in this Proxy Statement that would result in the lowest leverage attributable to preferred shares, and (vi) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming all of the Mergers were consummated as of July 31, 2023, which represents, in the Investment Advisor’s view, the most likely combination of the Mergers and the combination of the Mergers that would result in the highest leverage attributable to preferred shares. The table below does not account for any redemptions of preferred shares by a Fund prior to the Closing Date, as further described below.

Fund	Title of Class	Shares Outstanding	Liquidation Preference Per Share	Aggregate Liquidation Preference	Total Managed Assets	As Percentage of Net Assets
BHV	VRDP Shares	116	$100,000	$11,600,000	$33,556,502	58.13%
BKN	VMTP Shares	1,259	$100,000	$125,900,000	$363,127,366	54.64%
MIY	VRDP Shares	2,319	$100,000	$231,900,000	$616,454,549	61.31%
MPA	VRDP Shares	826	$100,000	$82,600,000	$267,147,011	48.45%
Acquiring Fund (MYI)	VRDP Shares	3,564	$100,000	$356,400,000	$1,369,742,837	42.19%
Pro forma Combined Fund (BHV into MYI)	VRDP Shares	3,680	$100,000	$368,000,000	$1,403,299,339	42.56%
Pro forma Combined Fund (BHV, BKN, MIY and MPA into MYI)	VRDP Shares	8,084	$100,000	$808,400,000	$2,650,028,264	49.18%

The VRDP Shares and VMTP Shares, as applicable, were offered to qualified institutional buyers in private transactions exempt from registration under the Securities Act.

The annualized dividend rates for the preferred shares for each Fund’s most recent fiscal year ended July 31, 2023 were as follows:

Fund	Rate
BHV	3.61%
BKN	4.05%
MIY	3.61%
MPA	3.61%
Acquiring Fund (MYI)	3.61%

If the BKN Merger Agreement is approved by the requisite shareholders, BKN will redeem all of its outstanding VMTP Shares prior to the Closing Date of the BKN Merger. BKN may issue, prior to the Closing Date of the BKN Merger, VRDP Shares with terms substantially identical to the terms of the Acquiring Fund VRDP Shares and use the proceeds from such issuance for the redemption of all of the outstanding VMTP Shares of BKN (previously defined as the “VMTP Refinancing”). The BKN VRDP Shares that will be issued in connection with the VMTP Refinancing will have the same $100,000 liquidation preference per share, dividend period, dividend payment date, voting rights, redemption provisions, transfer restrictions and covenants with respect to effective leverage, asset coverage and eligible investments, mechanism for determining the applicable dividend rate and maximum rate, and tender and paying agent as the outstanding Acquiring Fund VRDP Shares. If BKN has any VMTP Shares outstanding as of, and the VMTP Refinancing is not completed prior to, the Closing Date of the BKN Merger, then the BKN Merger will not be consummated.

The Board of each Fund has authorized the redemption of up to 100% of the Fund’s currently outstanding VRDP Shares or VMTP Shares, as applicable, in connection with its respective Merger(s) prior to the Closing Date of such Merger(s). Any such redemption by a Target Fund would occur following shareholder approval of the Target Fund’s Merger, and any such redemption by the Acquiring Fund would occur following shareholder approval of any one of the Mergers. In addition, the Board of each Fund has authorized the redemption of up to 67% of the Fund’s currently outstanding VRDP Shares or VMTP Shares, as applicable, on one or more occasions between October 11, 2023 and April 1, 2024. Any such redemption is not related to a Fund’s Merger(s) or contingent on shareholder approval of a Fund’s Merger(s).

In connection with the Mergers, assuming that no BHV, MIY or MPA VRDP Shares are redeemed prior to the applicable Closing Date and BKN refinances all of its currently outstanding VMTP Shares into VRDP Shares in the VMTP Refinancing prior to the Closing Date of the BKN Merger, the Acquiring Fund expects to issue 116 additional VRDP Shares to BHV VRDP Holders, 1,259 additional VRDP Shares to BKN VRDP Holders, 2,319 additional VRDP Shares to MIY VRDP Holders and 826 additional VRDP Shares to MPA VRDP Holders. Following the completion of the Mergers, based on the Fund’s preferred shares currently outstanding, the Combined Fund is expected to have 8,084 VRDP Shares outstanding. If any Fund partially or fully redeems its preferred shares, the Combined Fund will have fewer than 8,084 VRDP Shares outstanding, or possibly no VRDP Shares outstanding, following the completion of the Mergers.

Assuming all of the Mergers are approved by shareholders, the Target Funds do not redeem all of their preferred shares prior to the Closing Date of the Mergers and the VMTP Refinancing, if any, is completed prior to the Closing Date of the BKN Merger, upon the Closing Date of the Mergers, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s outstanding VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Mergers will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger. Such special rate period will terminate on June 19, 2024, unless extended. The Mergers will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the BKN VRDP Shares to be issued in connection with the VMTP Refinancing, if any. The VRDP Shares of BHV have a mandatory redemption date of July 1, 2042, the VRDP Shares of MIY have a mandatory redemption date of May 1, 2041, and the VRDP Shares of MPA have a mandatory redemption date of June 1, 2041, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of June 1, 2041. The VRDP Shares that will be issued be issued in connection with the VMTP Refinancing, if any, are expected to have a mandatory redemption date of June 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The VRDP Shares of BHV, MIY, MPA and the Acquiring Fund are currently in a one year special rate period that will end on June 19, 2024, unless extended (each, a “Special Rate Period”). The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares are expected to be identical to the terms of the Special Rate Period applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger. The transfer restrictions applicable to the VRDP Shares of BHV, MIY, MPA and the Acquiring Fund during their respective Special Rate Periods are substantially similar.

Description of the VRDP Shares of BHV, MIY, MPA and the Acquiring Fund

The BHV, MIY, MPA and Acquiring Fund VRDP Shares have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by TD Bank acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events (the “Liquidity Facility”). BHV, MIY, MPA and the Acquiring Fund each entered into a fee agreement with the liquidity provider (the “Fee Agreement”) in connection with the Liquidity Facility that requires a monthly liquidity fee payable to the liquidity provider. The Fee Agreement between each of BHV, MIY, MPA and the Acquiring Fund and the liquidity provider is scheduled to expire, unless renewed or terminated in advance, on July 7, 2024.

The Liquidity Facility requires the liquidity provider to purchase all BHV, MIY, MPA and Acquiring Fund VRDP Shares tendered for sale that were not successfully remarketed. BHV, MIY, MPA and the Acquiring Fund are required to redeem their respective VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, BHV, MIY, MPA and the Acquiring Fund are required to segregate liquid assets to fund the redemption.

In the event the VRDP Shares Purchase Agreement (the “Purchase Agreement”) for BHV, MIY, MPA or the Acquiring Fund is not renewed, and BHV, MIY, MPA or the Acquiring Fund do not arrange for a Purchase Agreement with an alternate liquidity provider, the BHV, MIY, MPA or Acquiring Fund VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the Purchase Agreement. There is no assurance BHV, MIY, MPA or the Acquiring Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Except during a special rate period, VRDP Holders have the right to give notice on any business day to tender the BHV, MIY, MPA and Acquiring Fund VRDP Shares for remarketing in seven days and the VRDP Shares are subject to a mandatory tender for remarketing upon the occurrence of certain events. Should a remarketing be unsuccessful, the dividend rate for the VRDP Shares will reset to a maximum rate as defined in the governing documents of the VRDP Shares. The BHV, MIY, MPA and Acquiring Fund VRDP Shares are also subject to certain restrictions on transfer outside of the remarketing process. Except during a special rate period, BHV, MIY and the Acquiring Fund may incur remarketing fees at an annual rate equal to (a) the product of 0.05% of 101.85% of the liquidation preference for such VRDP Shares and the actual number of days from and including such first calendar day of the immediately preceding calendar month to and including the last calendar day of such immediately preceding month, or if applicable, the date of any prior redemption of such VRDP Shares (as the case may be) divided by (b) 365. Except during a special rate period, MPA may incur remarketing fees at an annual rate equal to (a) the product of 0.04% of 101.85% of the liquidation preference for such VRDP Shares and the actual number of days from and including such first calendar day of the immediately preceding calendar month to and including the last calendar day of such immediately preceding month, or if applicable, the date of any prior redemption of such VRDP Shares (as the case may be) divided by (b) 365.

BHV, MIY, MPA and the Acquiring Fund are required to redeem their VRDP Shares on July 1, 2042, May 1, 2041, June 1, 2041, and June 1, 2041, respectively, the mandatory redemption date for such VRDP Shares, unless earlier redeemed or repurchased. Six months prior to the mandatory redemption date, each of BHV, MIY, MPA and the Acquiring Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, each of BHV, MIY, MPA and the Acquiring Fund is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the BHV, MIY, MPA and Acquiring Fund VRDP Shares may be redeemed, in whole or in part, at any time at the option of BHV, MIY, MPA and the Acquiring Fund, as applicable. The redemption price per VRDP Share is equal to the liquidation value per VRDP Share plus any outstanding unpaid dividends.

Except during a special rate period, dividends on the BHV, MIY, MPA and Acquiring Fund VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. The maximum rate of the VRDP Shares will not exceed 15% per annum, exclusive of any applicable gross-up payments or increased dividend payment relating to the inclusion in any dividend of net capital gains or ordinary income taxable for regular U.S. federal income tax purposes.

At the date of issuance, the VRDP Shares of BHV were assigned a long-term rating of Aa2 from Moody’s and AAA from Fitch. At the date of issuance, the VRDP Shares of MIY, MPA and the Acquiring Fund were each assigned a long-term rating of Aaa from Moody’s and AAA From Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2023, the VRDP Shares of MPA, BHV and MIY were assigned a long-term rating of Aa2 and the VRDP Shares of the Acquiring Fund were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares of BHV, MIY, MPA and the Acquiring Fund are assigned a long-term rating of AA from Fitch.

The short-term ratings on the BHV, MIY, MPA and Acquiring Fund VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the applicable special rate period, as described below. The short-term ratings on a Fund’s VRDP Shares are directly related to the short-term ratings of the liquidity provider for the Fund’s VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares. Except during a special rate period, a change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such VRDP Shares, although the dividend rate paid on the VRDP Shares is not directly related to the short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

The BHV, MIY, MPA and Acquiring Fund VRDP Shares are senior in priority to the BHV, MIY, MPA and Acquiring Fund common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of such Fund. The VRDP Shares will rank on parity with other preferred shares of BHV, MIY, MPA and the Acquiring Fund as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of BHV, MIY, MPA and the Acquiring Fund, respectively. The 1940 Act prohibits the declaration of any dividend on the BHV, MIY, MPA and Acquiring Fund common shares or the repurchase of the BHV, MIY, MPA and Acquiring Fund common shares prior to the declaration of any dividend on the BHV, MIY, MPA and Acquiring Fund VRDP Shares or redemption of the BHV, MIY, MPA and Acquiring Fund VRDP Shares if BHV, MIY, MPA and the Acquiring Fund fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding VRDP Shares. In addition, pursuant to the VRDP Shares’ governing instruments, each of BHV, MIY, MPA and the Acquiring Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the VRDP Shares or repurchasing such shares if each of BHV, MIY, MPA and the Acquiring Fund fails to declare and pay dividends on the VRDP Shares, redeem any VRDP Shares required to be redeemed under the VRDP Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the VRDP Shares.

The VRDP Holders have voting rights equal to BHV, MIY, MPA and Acquiring Fund common shareholders (one vote per Share) and will vote together with such common shareholders (one vote per Share) as a single class. However, the VRDP Holders, voting as a separate class, are also entitled to elect two Board Members for BHV, MIY, MPA and the Acquiring Fund, respectively. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of a 1940 Act Majority of the VRDP Holders of BHV, MIY, MPA and the Acquiring Fund, voting separately as a class, would be required to (a) adopt any plan of reorganization or merger that would adversely affect the VRDP Shares of BHV, MIY, MPA and the Acquiring Fund, (b) change the sub-classification of BHV, MIY, MPA and the Acquiring Fund as a closed-end management investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

BHV, MIY, MPA and the Acquiring Fund previously commenced a special rate period on the date set forth below, which was extended and is currently set to expire as indicated below:

Fund	Commencement of Special Rate Period	Current Special Rate Period Expiration Date
BHV	6/25/2020	06/19/2024
MIY	6/25/2020	06/19/2024
MPA	6/22/2022	06/19/2024
Acquiring Fund (MYI)	6/22/2022	06/19/2024

The VRDP Holders and a Fund may mutually agree to extend the applicable special rate period prior to the expiration of such special rate period. If the applicable special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors. A Liquidity Facility remains in effect for the duration of the applicable special rate period and the VRDP Shares are still subject to mandatory redemption by a Fund on their respective mandatory redemption date. However, the VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. The short-term ratings of the VRDP Shares of BHV, MIY, MPA and the Acquiring Fund were withdrawn by Moody’s, Fitch and/or S&P upon the commencement of the applicable special rate period. Short-term ratings may be re-assigned upon the termination of a special rate period.

During a special rate period, each of BHV, MIY, MPA and the Acquiring Fund is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as was required prior to the special rate period.

During their Special Rate Period, BHV, MIY, MPA and the Acquiring Fund pay no fees or nominal fees to the liquidity provider and remarketing agent, but instead pays dividends monthly based on the sum of the Securities Industry and

Financial Markets Association Municipal Swap Index (the “SIFMA Municipal Swap Index” or the “Base Rate”) and a percentage per annum based on the long-term ratings assigned to the VRDP Shares (the “Ratings Spread”). The Ratings Spread will increase in the event the VRDP Shares are rated below Aa3/AA- by all of the rating agencies rating the VRDP Shares at the time such Ratings Spread is determined, up to a maximum of 3.35% in the event the VRDP Shares are either rated below Baa3/BBB- by at least one of the rating agencies then rating the VRDP Shares or not rated by any rating agency. As of July 31, 2023, the BHV, MIY and MPA VRDP Shares were assigned long-term ratings of Aa2 from Moody’s and AA from Fitch, and the Acquiring Fund VRDP Shares were assigned a long-term rating of Aa1 from Moody’s and AA from Fitch.

The annualized dividend rate of the BHV, MIY, MPA and Acquiring Fund VRDP Shares as of July 31, 2023 was as follows:

Fund	Rate
BHV	3.61%
MIY	3.61%
MPA	3.61%
Acquiring Fund (MYI)	3.61%

If a special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors. There is no assurance that the VRDP Shares will be remarketed or purchased by investors after the termination of a special rate period. If the VRDP Shares are not remarketed or purchased, then a failed remarketing will occur. As described above, in the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to the maximum rate and the VRDP Shares that have not been remarketed are required to be purchased by the liquidity provider and subject to redemption by BHV, MIY, MPA and the Acquiring Fund after six months of continuous, unsuccessful remarketing.

Description of the VMTP Shares of BKN

If the BKN Merger Agreement is approved by the requisite shareholders, BKN will redeem all of its outstanding VMTP Shares prior to the Closing Date of the BKN Merger. BKN may issue, prior to the Closing Date of the BKN Merger, VRDP Shares with terms substantially identical to the terms of the Acquiring Fund VRDP Shares and use the proceeds from such issuance for the redemption of all of the outstanding VMTP Shares of BKN.

The BKN VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and the redemption premium, if any. BKN is required to redeem its VMTP Shares on the term redemption date of the VMTP Shares, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of the BKN VMTP Shares will be extended further or that the BKN VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the BKN VMTP Shares. BKN is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Dividends on the BKN VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Secured Overnight Financing Rate (SOFR). The fixed spread is determined based on the long-term preferred share rating assigned to the BKN VMTP Shares by the ratings agencies then rating the BKN VMTP Shares. At the date of issuance, the BKN VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the BKN VMTP Shares, each of Moody’s and Fitch completed a review of its methodology for rating securities issued by registered closed-end funds. As of July 31, 2023, the BKN VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology and a long-term rating of AA from Fitch. The dividend rate on the BKN VMTP Shares is subject to a step-up spread if BKN fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements. For the fiscal year ended July 31, 2023, the annualized dividend rate for the BKN VMTP Shares was 4.05%.

The BKN VMTP Shares are subject to certain restrictions on transfer, and BKN may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the BKN VMTP Shares’ governing documents generally require the VMTP Holders.

The BKN VMTP Shares rank prior to BKN’s common shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on BKN’s common shares or the repurchase of the Fund’s common shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding VMTP Shares. In addition, pursuant to the BKN VMTP Shares’ governing instruments, BKN is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with BKN’s VMTP Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the VMTP Shares, redeem any VMTP Shares required to be redeemed under the BKN VMTP Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the BKN VMTP Shares.

The holders of the BKN VMTP Shares have voting rights equal to the voting rights of the holders of their respective common shares (one vote per share) and will vote together with holders of their respective common shares (one vote per share) as a single class on certain matters. However, the holders of the BKN VMTP Shares, voting as a separate class, are also entitled to elect two directors to the Board of BKN. The holders of the BKN VMTP Shares are also entitled to elect the smallest number of additional directors that, when added to the two directors elected exclusively by the VMTP Shares holders, would constitute a majority of the Board if dividends on the VMTP Shares are not paid for a period of two years. The holders of the BKN VMTP Shares are also generally entitled to a separate class vote to amend the BKN VMTP Shares’ governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding VMTP Shares, voting as a separate class, to (a) adopt any plan of reorganization or merger that would adversely affect the VMTP Shares, (b) change each Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

Because of their similar investment objectives and similar investment strategies, each Fund is subject to similar investment risks. With respect to the differences in risks, those risks of MPA, BHV or MIY that are not shared with the Acquiring Fund are generally as a result of differences in the Funds’ principal investment strategies described above under “Summary—Investment Objective and Policies.”

Each Fund utilizes leverage through the issuance of VRDP Shares or VMTP Shares and tender option bonds (“TOBs”). See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” The Acquiring Fund may continue to leverage its assets after the Closing Date of the Mergers through the use of VRDP Shares and TOBs. As noted above, the Board of the Acquiring Fund has authorized the redemption of up to 100% of the Acquiring Fund’s currently outstanding VRDP Shares or VMTP Shares, as applicable, in connection with the Mergers prior to the Closing Date of any of the Mergers, which redemption would occur following shareholder approval of a Merger, and the redemption of up to 67% of the Fund’s currently outstanding VRDP Shares on one or more occasions between October 11, 2023 and April 1, 2024, which redemption is not subject to shareholder approval of any of the Mergers. After the consummation of the Mergers, common shareholders of the Acquiring Fund, including former Target Fund common shareholders, will bear the leverage costs associated with any Acquiring Fund VRDP Shares and will be subject to the terms of any Acquiring Fund VRDP Shares, including that the Acquiring Fund VRDP Shares will be senior in priority to the Acquiring Fund common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. Please see “Information about the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

In the normal course of business, each Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; pandemics, epidemics and other global health events; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments.

The Combined Fund will be managed in accordance with the same investment objective, investment strategies and investment policies, and subject to the same risks, as the Acquiring Fund. Risk is inherent in all investing. The value of your investment in the Acquiring Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. The Acquiring Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in common shares of the Acquiring Fund should not be considered a complete investment program. Each shareholder should take into account the Acquiring Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Acquiring Fund. You may lose part or all of your investment in the Acquiring Fund or your investment may not perform as well as other similar investments.

General Risks of Investing in the Acquiring Fund

Municipal Bond Market Risk. Economic exposure to the municipal securities market involves certain risks. The Acquiring Fund’s economic exposure to municipal securities includes municipal securities in the Acquiring Fund’s portfolio and municipal securities to which the Acquiring Fund is exposed through the ownership of residual interests in municipal TOBs (“TOB Residuals”). The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital. Most municipal securities will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal securities to which the Acquiring Fund is economically exposed is generally less than that for corporate equities or bonds, and the investment performance of the Acquiring Fund may therefore be more dependent on the analytical abilities of the Investment Advisor than would be a fund investing solely in stocks or taxable bonds. The secondary market for municipal securities, particularly the below investment grade securities to which the Acquiring Fund may be economically exposed, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Acquiring Fund’s ability to sell such securities at attractive prices or at prices approximating those at which the Acquiring Fund currently values them.

In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. This stress may be significantly exacerbated by the coronavirus pandemic. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Acquiring Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to regulated investment companies (“RICs”).

Municipal Securities Risks. Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and the value of municipal securities. These risks include:

General Obligation Bonds Risks. General obligation bonds are typically secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds Risks. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Private Activity Bonds Risks. The Acquiring Fund may invest in certain tax-exempt securities classified as “private activity bonds.” These bonds may subject certain investors in the Acquiring Fund to the federal alternative minimum tax.

Moral Obligation Bonds Risks. Municipal bonds may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Notes Risks. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and the Acquiring Fund may lose money.

Municipal Lease Obligations Risks. Also included within the general category of municipal bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult and the value of the property may be insufficient to pay lease obligations. Certain investments in lease obligations may be illiquid.

Liquidity of Investments. Certain municipal securities in which the Acquiring Fund invests may lack an established secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments.

The financial markets in general, and certain segments of the municipal securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Tax-Exempt Status Risk. In making investments, the Acquiring Fund and the Investment Advisor will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal obligations and payments under tax-exempt derivative securities. Neither the Acquiring Fund nor the Investment Advisor will independently review the bases for those tax opinions. If any of those tax opinions are ultimately determined to be incorrect or if events occur after the security is acquired that impact the security’s tax-exempt status, the Acquiring Fund and its shareholders could be subject to substantial tax liabilities. An assertion by the Internal Revenue Service (the “IRS”) that a portfolio security is not exempt from U.S. federal income tax (contrary to indications from the issuer) could affect the Acquiring Fund’s and its shareholders’ income tax liability for the current or past years and could create liability for information reporting penalties. In addition, an IRS assertion of taxability may cause the Acquiring Fund to be ineligible to pay exempt-interest dividends or may impair the liquidity and the fair market value of the securities.

Taxability Risk. The Acquiring Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Acquiring Fund’s acquisition of the securities. In that event, the treatment of dividends previously paid or to be paid by the Acquiring Fund as “exempt interest dividends” could be adversely affected, subjecting the Acquiring Fund’s shareholders to increased U.S. federal income tax liabilities. Alternatively, the Acquiring Fund might enter into an agreement with the IRS to pay an agreed upon amount in lieu of the IRS adjusting individual shareholders’ income tax liabilities. If the Acquiring Fund agrees to enter into such an agreement, the Acquiring Fund’s yield could be adversely affected. Further, shareholders at the time the Acquiring Fund enters into such an agreement that were not shareholders when the dividends in question were paid would bear some cost for a benefit they did not receive. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Acquiring Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Acquiring Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Acquiring Fund.

Although the Acquiring Fund does not seek to realize taxable income or capital gains, the Acquiring Fund may realize and distribute taxable ordinary income or capital gains from time to time as a result of the Acquiring Fund’s normal investment activities. During temporary defensive periods, including the period during which the net proceeds of this offering are being invested, and in order to keep the Acquiring Fund’s cash fully invested, the Acquiring Fund may invest in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable.

Alternative Minimum Tax and Capital Gain Tax Risk. The Acquiring Fund expects that a portion of the interest or income it produces will be includable in alternative minimum taxable income. There is no limit on the portion of the Acquiring Fund’s assets that may be invested in municipal securities the income from which would be subject to the alternative minimum tax. Exempt interest dividends also are likely to be subject to state and local income taxes. Distributions of any capital gain or other taxable income will be taxable to shareholders. The Acquiring Fund may not be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing shares of the Acquiring Fund. The suitability of an investment in the Acquiring Fund will depend upon a comparison of the after-tax yield likely to be provided from the Acquiring Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position.

Nonpayment Risk. Municipal bonds, like other debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Acquiring Fund and could result in a reduction in the value of the municipal security experiencing nonpayment and a potential decrease in the net asset value of the Acquiring Fund.

Fixed-income Securities Risks. Fixed-income securities in which the Acquiring Fund may invest are generally subject to the following risks:

Interest Rate Risk. The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Acquiring Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address rising inflation. There is risk that interest rates will continue to rise, which will likely drive down prices of bonds and other fixed-income securities. The magnitude of these price reductions in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Acquiring Fund’s investments will not affect interest income derived from instruments already owned by the Acquiring Fund, but will be reflected in the Acquiring Fund’s NAV. The Acquiring Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Acquiring Fund’s management. To the extent the Acquiring Fund invests in debt securities that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Acquiring Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Acquiring Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Acquiring Fund’s use of leverage, as described in this Proxy Statement, will tend to increase the Acquiring Fund’s interest rate risk. The Acquiring Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed-income securities held by the Acquiring Fund and decreasing the Acquiring Fund’s exposure to interest rate risk. The Acquiring Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Acquiring Fund to reduce interest rate risk will be successful or that any hedges that the Acquiring Fund may establish will perfectly correlate with movements in interest rates.

The Acquiring Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Acquiring Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality.

Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk. Credit risk is the risk that one or more fixed-income securities in the Acquiring Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Acquiring Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. In addition, to the extent the Acquiring Fund uses credit derivatives to sell credit protection to its counterparty, such use will expose it to additional risk of the occurrence of a credit event in respect of the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. If rating agencies lower their ratings of municipal securities in the Acquiring Fund’s portfolio, the value of those securities could decline, which could jeopardize rating agencies’ ratings of Acquiring Fund VRDP Shares. Because a significant source of income for the Acquiring Fund is the interest and principal payments on the municipal securities in which it invests, any default by an issuer of a municipal security could have a negative impact on the Acquiring Fund’s ability to pay dividends on common shares or any VRDP Shares then outstanding and could result in the redemption of some or all of any VRDP Shares then outstanding.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Acquiring Fund to reinvest in lower yielding securities, resulting in a possible decline in the Acquiring Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (i.e., “call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Acquiring Fund, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the Acquiring Fund’s portfolio will decline if the Acquiring Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Acquiring Fund portfolio’s current earnings rate.

Duration and Maturity Risk. The Investment Advisor may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market conditions and all factors that the Investment Advisor deems relevant. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Specifically, duration measures the anticipated percentage change in NAV that is expected for every percentage point change in interest rates. The two have an inverse relationship. Duration can be a useful tool to estimate anticipated price changes to a fixed pool of income securities associated with changes in interest rates. For example, a duration of five years means that a 1% decrease in interest rates will increase the NAV of the portfolio by approximately 5%; if interest rates increase by 1%, the NAV will decrease by 5%. However, in a managed portfolio of fixed-income securities having differing interest or dividend rates or payment schedules, maturities, redemption provisions, call or prepayment provisions and credit qualities, actual price changes in response to changes in interest rates may differ significantly from a duration-based estimate at any given time. Actual price movements experienced by a portfolio of fixed-income securities will be affected by how interest rates move (i.e., changes in the relationship of long-term interest rates to short-term interest rates and in the relationship of interest rates for highly rated securities and rates for below investment grade securities), the magnitude of any move in interest rates, actual and anticipated prepayments of principal through call or redemption features, the extension of maturities through restructuring, the sale of securities for portfolio management purposes, the reinvestment of proceeds from prepayments on and from sales of securities, and credit quality-related considerations whether associated with financing costs to lower credit quality borrowers or otherwise, as well as other factors. Accordingly, while duration maybe a useful tool to estimate potential price movements in relation to changes in interest rates, investors are cautioned that duration alone will not predict actual changes in the net asset or market value of the Acquiring Fund’s shares and that actual price movements in the Acquiring Fund’s portfolio may differ significantly from duration-based estimates. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. Any decisions as to the targeted duration or maturity of any particular category of investments or of the Acquiring Fund’s portfolio generally will be made based on all pertinent market factors at any given time. The Acquiring Fund may incur costs in seeking to adjust the portfolio’s average duration or maturity. There can be no assurances that the Investment Advisor’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time.

Leverage Risk. The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Acquiring Fund cannot assure you that the use of leverage, if employed, will result in a higher yield on the common shares. Any leveraging strategy the Acquiring Fund employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of NAV, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Acquiring Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the common shares than if the Acquiring Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	when the Acquiring Fund uses financial leverage, the management fee payable to the Investment Advisor will be higher than if the Acquiring Fund did not use leverage; and

•	leverage may increase operating costs, which may reduce total return.

Any decline in the NAV of the Acquiring Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Acquiring Fund’s portfolio declines, leverage will result in a greater decrease in NAV to the common shareholders than if the Acquiring Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for the common shares. While the Acquiring Fund may from time to time consider reducing any outstanding leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Acquiring Fund will actually reduce any outstanding leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Acquiring Fund were to reduce any outstanding leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in any outstanding leverage would likely operate to reduce the income and/or total returns to the holders of common shares relative to the circumstance where the Acquiring Fund had not reduced any of its outstanding leverage. The Acquiring Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce any of its outstanding leverage as described above.

The Acquiring Fund currently utilizes leverage through the issuance of VRDP Shares (see “Information about the Preferred Shares of the Funds”) and investments in TOB Residuals (see “—Tender Option Bond Risk” and “The Acquiring Fund’s Investments—Investment Objective and Policies—Leverage—Tender Option Bond Transactions”). The Acquiring Fund may enter into derivative instruments, including investments in TOB Residuals, with leverage embedded in them in a limited manner or subject to a limit on leverage risk calculated based on value-at-risk, as required by Rule 18f-4 under the 1940 Act.

Because the Acquiring Fund’s management fee is calculated as a percentage of the net assets, which, for such purposes, include those assets purchased with leverage, during periods in which the Acquiring Fund is using leverage, the fee paid to the Investment Advisor will be higher than if the Acquiring Fund did not use leverage.

Certain types of leverage used by the Acquiring Fund may result in the Acquiring Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Acquiring Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the VRDP Shares issued by the Acquiring Fund, or the governing instrument for the Acquiring Fund VRDP Shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing the Acquiring Fund’s portfolio in accordance with the Acquiring Fund’s investment objective and policies.

While there are any preferred shares of the Acquiring Fund outstanding, the Acquiring Fund may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (i) all accrued preferred shares dividends have been paid and (ii) the value of the Acquiring Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Acquiring Fund, is at least 200% (as required by the 1940 Act) of the liquidation preference of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis). This limitation on the Acquiring Fund’s ability to make distributions on its common shares could in certain circumstances impair the ability of the Acquiring Fund to maintain its qualification for taxation as a regulated investment company under the Code. The Acquiring Fund may, however, to the extent possible, purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Acquiring Fund’s status as a regulated investment company under the Code.

In addition to the foregoing, the use of leverage treated as indebtedness of the Acquiring Fund for U.S. federal income tax purposes may reduce the amount of Acquiring Fund dividends that are otherwise eligible for the dividends received deduction in the hands of corporate shareholders.

The Acquiring Fund may utilize leverage through investment in derivatives. See “General Risks of Investing in the Acquiring Fund—Strategic Transactions and Derivatives Risk.” Under Rule 18f-4 under the 1940 Act, among other things, the Acquiring Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The use of leverage may cause the Acquiring Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of 1940 Act and the rules thereunder.

The Acquiring Fund may invest in the securities of other investment companies. Such investment companies may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the NAV of the Acquiring Fund’s common shares and the returns to the holders of common shares.

Tender Option Bond Risk. The Acquiring Fund currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which the Acquiring Fund may invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by the Acquiring Fund. There is no assurance that the Acquiring Fund’s strategy of using TOB Residuals to leverage its assets, if employed, will be successful.

TOB Residuals represent beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds contributed by one or more funds (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement provided by a third party bank or other financial institution (the “TOBs Liquidity Provider”) which allows holders to tender their position at par (plus accrued interest). The Acquiring Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust after payment of TOB Trust expenses and interest on the TOB Floaters. As result, distributions on TOB Residuals will bear an inverse relationship to short-term municipal bond interest rates. Distributions on the TOB Residuals paid to the Acquiring Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The amount of such reduction or increase is a function, in part, of the amount of TOB Floaters sold by the TOB Trust relative to the amount of the TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to the TOB Residuals, the more volatile the distributions on the TOB Residuals will be. Short-term interest rates have been at historic lows in recent years, but have begun to increase and are generally expected to continue to do so in the current market environment.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Acquiring Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

Any leverage achieved through the Acquiring Fund’s investment in TOB Residuals will increase the possibility that common share long-term returns will be diminished if the cost of the TOB Floaters issued by a TOB Trust exceeds the return on the securities in the TOB Trust. If the income and gains earned on municipal securities owned by a TOB Trust that issues TOB Residuals to the Acquiring Fund are greater than the payments due on the TOB Floaters issued by the TOB Trust, the Acquiring Fund’s returns will be greater than if it had not invested in the TOB Residuals.

Although the Acquiring Fund generally would unwind a TOB transaction rather than try to sell a TOB Residual, if it did try to sell a TOB Residual, its ability to do so would depend on the liquidity of the TOB Residual. TOB Residuals have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in the TOB Trust. The market price of TOB Residuals is more volatile than the underlying municipal bonds due to leverage.

The leverage attributable to the Acquiring Fund’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of the Acquiring Fund upon the occurrence of termination events, as defined in the TOB Trust agreements, including if TOB Floaters that are tendered to the TOBs Liquidity Provider cannot be remarketed. Attempts to remarket tendered securities often failed during volatile market conditions in the past. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., the Acquiring Fund) whereas in other termination events, the TOB Floater and TOB Residual holders would be paid pro rata. If the proceeds upon liquidation of a TOB Trust, net of payment of fees, are less than the aggregate amount the TOB Residual and TOB Floater holders invested in the TOB Trust, the Acquiring Fund as a TOB Residual holder will realize a loss on its investment, particularly if the TOB Floater holders are paid before the TOB Residual holders. The risk of such a loss may be greater during volatile market conditions when it may be difficult to sell the bonds held by a TOB Trust.

The Acquiring Fund may invest in a TOB Trust on either a non-recourse or recourse basis. If the Acquiring Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which the Acquiring Fund is required to reimburse the TOBs Liquidity Provider the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). As a result, if the Acquiring Fund invests in a recourse TOB Trust, the Acquiring Fund will bear the risk of loss with respect to any Liquidation Shortfall.

The Acquiring Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to the rules governing TOB Trusts may adversely impact the municipal market and the Acquiring Fund, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB market and the overall municipal market is not yet certain.

Please see “The Acquiring Fund’s Investments—Leverage—Tender Option Bonds” for additional information.

Insurance Risk. The Acquiring Fund may purchase municipal securities that are secured by insurance or may purchase insurance for municipal securities it owns. Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. Insurance is expected to protect the Acquiring Fund against losses caused by a municipal security issuer’s failure to make interest and principal payments. However, insurance does not protect the Acquiring Fund or its shareholders against losses caused by declines in a municipal security’s value. Also, the Acquiring Fund cannot be certain that any insurance company will make the payments it guarantees. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. The Acquiring Fund may lose money on its investment if the insurance company does not make payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Yield and Ratings Risk. The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch, which are described in Appendix D, represent their respective opinions as to the quality of the obligations which they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Acquiring Fund, a rated security may cease to be rated. The Investment Advisor will consider such an event in determining whether the Acquiring Fund should continue to hold the security.

Below Investment Grade Securities Risk. Subject to its investment policies, the Acquiring Fund may invest in securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below by Moody’s, S&P or Fitch, or judged to be of comparable quality by the Investment Advisor), which are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. See “—Risk Associated with Recent Market Events.”

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Acquiring Fund to sell certain securities or could result in lower prices than those used in calculating the Acquiring Fund’s NAV. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in common shares of the Acquiring Fund, both in the short-term and the long-term.

The prices of fixed-income securities generally are inversely related to interest rate changes; however, below investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of lower grade securities. On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of low-grade issuers and thus have a more significant effect on the value of some lower grade securities. In addition, the period of historically low interest rates that ended in March 2022 expanded the historic universe of buyers of lower grade securities as traditional investment grade oriented investors have been forced to accept more risk in order to maintain income. As rates rise, these recent entrants to the low-grade securities market may exit the market and reduce demand for lower grade securities, potentially resulting in greater price volatility.

The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Acquiring Fund invests in lower grade securities that have not been rated by a rating agency, the Acquiring Fund’s ability to achieve its investment objectives will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Unrated Securities Risk. Because the Acquiring Fund may purchase securities that are not rated by any rating organization, the Investment Advisor may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Acquiring Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Acquiring Fund invests in unrated securities, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Zero-Coupon Securities Risk. Zero-coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero-coupon security is entitled to receive the par value of the security.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero-coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Acquiring Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero-coupon securities.

In addition to the above-described risks, there are certain other risks related to investing in zero-coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Acquiring Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

Variable Rate Demand Obligations Risk. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Acquiring Fund may lose money.

Indexed and Inverse Securities Risk. Investments in inverse floaters, residual interest TOBs and similar instruments expose the Acquiring Fund to the same risks as investments in fixed-income securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest TOBs and similar instruments will typically bear an inverse relationship to short-term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters, residual interest TOBs and similar instruments will underperform the market for fixed rate securities in a rising interest rate environment. Inverse floaters may be considered to be leveraged to the extent that their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters, residual interest TOBs and similar instruments that have fixed-income securities underlying them will expose the Acquiring Fund to the risks associated with those fixed-income securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying fixed-income securities.

When-Issued, Forward Commitment and Delayed Delivery Transactions Risk. The Acquiring Fund may purchase securities on a when-issued basis (including on a forward commitment or “TBA” (to be announced) basis) and may purchase or sell securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Acquiring Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Acquiring Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Acquiring Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Repurchase Agreements Risk. Subject to its investment objectives and policies, the Acquiring Fund may enter into repurchase agreements. Repurchase agreements typically involve the acquisition by the Acquiring Fund of fixed-income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Acquiring Fund will sell the securities back to the institution at a fixed time in the future. The Acquiring Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Acquiring Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Acquiring Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in fixed-income securities, the Acquiring Fund follows procedures approved by the Board that are designed to minimize such risks. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Acquiring Fund generally will seek to liquidate such collateral. However, the exercise of the Acquiring Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Acquiring Fund could suffer a loss.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Acquiring Fund, that the market value of the securities sold by the Acquiring Fund may decline below the price at which the Acquiring Fund is obligated to repurchase the securities and that the securities may not be returned to the Acquiring Fund. There is no assurance that reverse repurchase agreements can be successfully employed.

Securities Lending Risk. The Acquiring Fund may lend securities to financial institutions. Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Acquiring Fund has agreed to pay a borrower), foreign exchange risk (i.e., the risk of a shortfall at default when a cash collateral investment is denominated in a currency other than the currency of the assets being loaned due to movements in foreign exchange rates), and credit, legal, counterparty and market risks. If a securities lending counterparty were to default, the Acquiring Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Acquiring Fund’s securities as agreed, the Acquiring Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Acquiring Fund. The Acquiring Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Acquiring Fund for securities loaned out by the Acquiring Fund will generally not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Acquiring Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will generally not be tax-exempt income.

Restricted and Illiquid Investments Risk. The Acquiring Fund may invest in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Acquiring Fund may not be able to readily dispose of such investments at prices that approximate those at which the Acquiring Fund could sell such investments if they were more widely-traded and, as a result of such illiquidity, the Acquiring Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Acquiring Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. For example, Rule 144A under the Securities Act provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers, such as the Acquiring Fund. However, an insufficient number of qualified institutional buyers interested in purchasing the Rule 144A-eligible securities that the Acquiring Fund holds could affect adversely the marketability of certain Rule 144A securities, and the Acquiring Fund might be unable to dispose of such securities promptly or at reasonable prices. When registration is required to sell a security, the Acquiring Fund may be obligated to pay all or part of the registration expenses and considerable time may pass before the Acquiring Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, the Acquiring Fund might obtain a less favorable price than the price that prevailed when the Acquiring Fund decided to sell. The Acquiring Fund may be unable to sell restricted and other illiquid investments at opportune times or prices.

Investment Companies and ETFs Risk. Subject to the limitations set forth in the 1940 Act and the Acquiring Fund’s governing documents or as otherwise permitted by the SEC, the Acquiring Fund may acquire shares in other investment companies, including ETFs or business development companies (“BDCs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies may differ from their NAV. As an investor in investment companies, including ETFs or BDCs, the Acquiring Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Investment Advisor through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies, including ETFs or BDCs (to the extent not offset by the Investment Advisor through waivers).

The securities of other investment companies, including ETFs or BDCs, in which the Acquiring Fund may invest may be leveraged. As a result, the Acquiring Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies, including ETFs or BDCs, that use leverage may expose the Acquiring Fund to higher volatility in the market value of such securities and the possibility that the Acquiring Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Acquiring Fund’s common shares) will be diminished.

The portfolios of ETFs are generally not actively managed and may be affected by a general decline in market segments relating to its index. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

Strategic Transactions and Derivatives Risk. The Acquiring Fund may engage in various derivative transactions or portfolio strategies (“Strategic Transactions”) for duration management and other investment and risk management purposes, including to attempt to protect against possible changes in the market value of the Acquiring Fund’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Acquiring Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Acquiring Fund also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Acquiring Fund’s costs associated with any leverage strategy that it may employ. The use of Strategic Transactions to enhance current income may be speculative.

Strategic Transactions involve risks. The risks associated with Strategic Transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both over-the-counter (“OTC”) and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Acquiring Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Acquiring Fund to the potential of greater losses. Furthermore, the Acquiring Fund’s ability to successfully use Strategic Transactions depends on the Investment Advisor’s ability to predict pertinent asset prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment or may cause the Acquiring Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Acquiring Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Acquiring Fund for investment purposes.

Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or Commodity Futures Trading Commission (“CFTC”) mandated margin requirements. The CFTC and federal banking regulators also have imposed margin requirements on non-cleared OTC derivatives, and the SEC’s non-cleared margin requirements for security-based swaps became effective on November 1, 2021. Applicable, margin requirements may increase the overall costs for the Acquiring Fund.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price that the same dealers would actually be willing to pay for such derivative should the Acquiring Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Acquiring Fund’s NAV and may materially adversely affect the Acquiring Fund in situations in which the Acquiring Fund is required to sell derivative instruments.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Acquiring Fund’s hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose the Acquiring Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Future regulatory developments may impact the Acquiring Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Acquiring Fund itself is regulated. The Investment Advisor cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Acquiring Fund to use swaps or any other financial derivatives product, and there can be no assurance that any new governmental regulation will not adversely affect the Acquiring Fund’s ability to achieve its investment objectives.

The Acquiring Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. There are significant risks that apply generally to derivatives transactions, including:

•

Correlation Risk—the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Acquiring Fund seeks exposure. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

•

Counterparty Risk—the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Acquiring Fund. In particular, derivatives traded in OTC markets often are not guaranteed by an exchange or clearing corporation and often do not require payment of margin, and to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations. The Acquiring Fund will typically attempt to minimize counterparty risk by engaging in OTC derivatives transactions only with creditworthy entities that have substantial capital or that have provided the Acquiring Fund with a third-party guaranty or other credit support.

•	Credit Risk—the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

•	Currency Risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•

Illiquidity Risk—the risk that certain securities or instruments may be difficult or impossible to sell at the time or at the price desired by the counterparty in connection with payments of margin, collateral, or settlement payments. There can be no assurance that the Acquiring Fund will be able to unwind or offset a derivative at its desired price, in a secondary market or otherwise. It may, therefore, not be possible for the

Acquiring Fund to unwind its position in a derivative without incurring substantial losses (if at all). The absence of liquidity may also make it more difficult for the Acquiring Fund to ascertain a market value for such instruments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, certain derivatives traded in OTC markets, including swaps and OTC options, involve substantial illiquidity risk. The Acquiring Fund will, therefore, acquire illiquid OTC derivatives (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Advisor anticipates the Acquiring Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Acquiring Fund, the Acquiring Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Acquiring Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

•

Index Risk—if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Acquiring Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Acquiring Fund paid for such derivative.

•	Legal Risk—the risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

•

Leverage Risk—the risk that the Acquiring Fund’s derivatives transactions can magnify the Acquiring Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

•

Market Risk—the risk that changes in the value of one or more markets or changes with respect to the value of the underlying asset will adversely affect the value of a derivative. In the event of an adverse movement, the Acquiring Fund may be required to pay substantial additional margin to maintain its position or the Acquiring Fund’s returns may be adversely affected.

•	Operational Risk—the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•

Valuation Risk—the risk that valuation sources for a derivative will not be readily available in the market. This is possible especially in times of market distress, since many market participants may be reluctant to purchase complex instruments or quote prices for them.

•	Volatility Risk—the risk that the value of derivatives will fluctuate significantly within a short time period.

When a derivative is used as a hedge against a position that the Acquiring Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurances that the Acquiring Fund’s hedging transactions will be effective. The Acquiring Fund could also suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited. The Investment Advisor may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Acquiring Fund’s derivatives positions to lose value. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Acquiring Fund to sell or otherwise close a derivatives position could expose the Acquiring Fund to losses and could make derivatives more difficult for the Acquiring Fund to value accurately.

When engaging in a hedging transaction, the Acquiring Fund may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Acquiring Fund from achieving the intended hedge or expose the Acquiring Fund to a risk of loss. The Acquiring Fund may also determine not to hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because it does not foresee the occurrence of the risk. It may not be possible for the Acquiring Fund to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Acquiring Fund from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge at all against certain risks.

If the Acquiring Fund invests in a derivative instrument it could lose more than the principal amount invested. Moreover, derivatives raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in securities, and there is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Acquiring Fund.

The Acquiring Fund is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurances that the Acquiring Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Although the Investment Advisor seeks to use derivatives to further the Acquiring Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Options Risk. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options, whether traded OTC or on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an Exchange or the Office of the Comptroller of the Currency (“OCC”) may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

Futures Transactions and Options Risk. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Acquiring Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Investment Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more or less than the price of the hedged security, the Acquiring Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Acquiring Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Acquiring Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically lower than that of the futures contracts.

The particular securities comprising the index underlying a securities index financial futures contract may vary from the securities held by the Acquiring Fund. As a result, the Acquiring Fund’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Acquiring Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Acquiring Fund’s investments as compared to those comprising the securities index and general economic or political factors. In addition, the correlation between movements in the value of the securities index may be subject to change over time as additions to and deletions from the securities index alter its structure. The correlation between futures contracts on U.S. Government securities and the securities held by the Acquiring Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of securities held by the Acquiring Fund may be greater. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The Acquiring Fund may liquidate futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Acquiring Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Acquiring Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Acquiring Fund’s ability to hedge effectively its investments in securities. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

The successful use of transactions in futures and related options also depends on the ability of the Investment Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Acquiring Fund or such rates move in a direction opposite to that anticipated, the Acquiring Fund may realize a loss on the Strategic Transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Acquiring Fund’s total return for such period may be less than if it had not engaged in the Strategic Transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Acquiring Fund of margin deposits in the event of bankruptcy of a broker with which the Acquiring Fund has an open position in a financial futures contract. Because the Acquiring Fund will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Acquiring Fund’s return, any losses incurred in connection therewith may, if the strategy is successful, be offset in whole or in part by increases in the value of securities held by the Acquiring Fund or decreases in the price of securities the Acquiring Fund intends to acquire.

The amount of risk the Acquiring Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Counterparty Risk. The Acquiring Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Acquiring Fund. Because derivative transactions in which the Acquiring Fund may engage may involve instruments that are not traded on an exchange or cleared through a central counterparty but are instead traded between counterparties based on contractual relationships, the Acquiring Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Acquiring Fund may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. The Acquiring Fund may obtain only a limited recovery, or may obtain no recovery, in such circumstances. Although the Acquiring Fund intends to enter into transactions only with counterparties that the Investment Advisor believes to be creditworthy, there can be no assurance that, as a result, a counterparty will not default and that the Acquiring Fund will not sustain a loss on a transaction. In the event of the counterparty’s bankruptcy or insolvency, the Acquiring Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Acquiring Fund may be exposed to the risk of a court treating the Acquiring Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The counterparty credit risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since a clearing organization is the counterparty to a cleared derivative contract and a clearing organization is generally considered to be of better credit quality than a counterparty to an uncleared OTC derivative transaction.

However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Acquiring Fund, or that the Acquiring Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Acquiring Fund’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally may not benefit from such protections. This exposes the Acquiring Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Acquiring Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Acquiring Fund has concentrated its transactions with a single or small group of counterparties.

In addition, the Acquiring Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Acquiring Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Acquiring Fund will not sustain a loss on a transaction as a result.

Swaps Risk. Swaps are a type of derivative. Swap agreements involve the risk of changes in market value of the swap position as well as the risk that the swap counterparty will default on its payment or other obligations to the Acquiring Fund and the risk that the Acquiring Fund will not be able to meet its obligations to pay the other party to the agreement. In order to seek to hedge the value of the Acquiring Fund’s portfolio, to hedge against increases in the Acquiring Fund’s cost associated with interest payments on any outstanding borrowings or to seek to increase the Acquiring Fund’s return, the Acquiring Fund may enter into swaps, including interest rate swap, total return swap (sometimes referred to as a “contract for difference”) and/or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect Acquiring Fund performance. In addition to the risks applicable to swaps generally (including counterparty risk, high volatility, illiquidity risk and credit risk), credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default or other credit event by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

The United States, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by the Acquiring Fund may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for the Acquiring Fund to enter into swap transactions and may also render certain strategies in which the Acquiring Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with the Acquiring Fund may also be limited if the swap transactions with the Acquiring Fund are subject to the swap regulation under the Dodd-Frank Act.

Credit default and total return swap agreements may effectively add leverage to the Acquiring Fund’s portfolio because, in addition to its Managed Assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap in excess of any premium and margin required to establish and maintain the position. Total return swap agreements are subject to market risk as well as the risk that a counterparty will default on its payment obligations to the Acquiring Fund thereunder. The Acquiring Fund is not required to enter into swap transactions for hedging purposes or to enhance income or gain and may choose not to do so. In addition, the swaps market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the swaps market could adversely affect the Acquiring Fund’s ability to successfully use swaps.

Over-the-Counter Trading Risk. The derivative instruments that may be purchased or sold by the Acquiring Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Acquiring Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded or cleared OTC instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. The absence of liquidity may make it difficult or impossible for the Trust to sell such instruments promptly at an acceptable price. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded or cleared OTC instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in OTC markets generally are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

Rule 18f-4 Under the 1940 Act. Rule 18f-4 under the 1940 Act permits the Acquiring Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits closed-end funds, including the Acquiring Fund, from issuing or selling any “senior security” representing indebtedness (unless the fund maintains 300% “asset coverage”) or any senior security representing stock (unless the fund maintains 200% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Acquiring Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Acquiring Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless such transactions meet the Delayed-Settlement Securities Provision (as defined in the prospectus under “The Acquiring Fund’s Investments— Investment Objective and Policies—When-Issued Securities, Delayed Delivery Securities and Forward Commitments”).

Unless the Acquiring Fund is relying on the Limited Derivatives User Exception (as defined below), the Acquiring Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Trust to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) (the “Independent Trustees”), and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Acquiring Fund’s “derivatives exposure” is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Trust adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

Dodd-Frank Act Risk. Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) (the “Derivatives Title”) imposed a substantially new regulatory structure on derivatives markets, with particular emphasis on swaps (which are subject to oversight by the CFTC) and security-based swaps (which are subject to oversight by the SEC). The regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. Prudential regulators were granted authority to regulate margining of swaps and security-based swaps of banks and bank-related entities.

Current regulations for swaps require the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). The Acquiring Fund is required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Acquiring Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps.

Covered Swaps generally are required to be executed through a swap execution facility (“SEF”), which can involve additional transaction fees.

Additionally, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Acquiring Fund and may be required by applicable regulations to collect initial margin from the Acquiring Fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. As capital and margin requirements for swap dealers and capital and margin requirements for security-based swaps are implemented, such requirements may make certain types of trades and/or trading strategies more costly. There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Advisor cannot know how the derivatives market will adjust to such new regulations.

In addition, regulations adopted by global prudential regulators that are now in effect require certain bank- regulated counterparties and certain of their affiliates to include in “qualified financial contracts,” including many derivatives contracts as well as repurchase agreements and securities lending agreements, terms that delay or restrict the rights of counterparties to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of affiliate credit enhancements (such as guarantees) in the event that the bank-regulated counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

Legal and Regulatory Risk. At any time after the date hereof, legislation or additional regulations may be enacted that could negatively affect the assets of the Acquiring Fund. Changing approaches to regulation may have a negative impact on the securities in which the Acquiring Fund invests. Legislation or regulation may also change the way in which the Acquiring Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Acquiring Fund or will not impair the ability of the Acquiring Fund to achieve its investment objective. In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Act are implemented and new international capital and liquidity requirements are introduced under the Basel III Accords, the market may not react the way the Investment Advisor expects. Whether the Acquiring Fund achieves its investment objective may depend on, among other things, whether the Investment Advisor correctly forecasts market reactions to this and other legislation. In the event the Investment Advisor incorrectly forecasts market reaction, the Acquiring Fund may not achieve its investment objective.

Regulation as a “Commodity Pool.” The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Acquiring Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Acquiring Fund.

Failure of Futures Commission Merchants and Clearing Organizations. The Acquiring Fund is required to deposit funds to margin open positions in cleared derivative instruments (both futures and swaps) with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by an FCM from its customers are held by an FCM on a commingled basis in an omnibus account and amounts in excess of assets posted to the clearing organization may be invested by an FCM in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Acquiring Fund with any FCM as margin for futures contracts or commodity options may, in certain circumstances, be used to satisfy losses of other clients of the Acquiring Fund’s FCM. In addition, the assets of the Acquiring Fund posted as margin against both swaps and futures contracts may not be fully protected in the event of the FCM’s bankruptcy.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may have material adverse effects on the Acquiring Fund.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Acquiring Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Acquiring Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Acquiring Fund’s current and accumulated earnings and profits.

The Biden presidential administration has called significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Acquiring Fund cannot predict the impact, if any, of these changes to the Acquiring Fund’s business, they could adversely affect the Acquiring Fund’s business, financial condition, operating results and cash flows. Until the Acquiring Fund knows what policy changes are made and how those changes impact the Acquiring Fund’s business and the business of the Acquiring Fund’s competitors over the long term, the Acquiring Fund will not know if, overall, the Acquiring Fund will benefit from them or be negatively affected by them.

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. Revisions in U.S. federal tax laws and interpretations of these laws could adversely affect the tax consequences of your investment.

1940 Act Regulation. The Acquiring Fund is a registered closed-end management investment company and as such is subject to regulations under the 1940 Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the 1940 Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Legislation Risk. At any time after the date of this Proxy Statement, legislation may be enacted that could negatively affect the assets of the Acquiring Fund. Legislation or regulation may change the way in which the Acquiring Fund itself is regulated. The Investment Advisor cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurance that any new governmental regulation will not adversely affect the Acquiring Fund’s ability to achieve its investment objective.

Risks Associated with Recent Market Events. While interest rates have been historically low in recent years in the United States and abroad, inflation rates have recently risen significantly and the Federal Reserve and other central banks have recently begun raising interest rates to address inflation which, among other factors, has led to markets experiencing high volatility. A significant increase in interest rates may cause a further decline in the market for equity securities and could lead to a recession. Further, regulators have expressed concern that rate increases may contribute to price volatility. The impact of inflation and the recent actions of the Federal Reserve have led to market volatility and may negatively affect the value of debt instruments held by the Trust and result in a negative impact on the Acquiring Fund’s performance. See “General Risks of Investing in the Acquiring Fund—Inflation Risk.”

In addition, the current contentious domestic political environment, as well as political and diplomatic events in the United States and abroad, such as presidential elections in the United States or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in adverse consequences (including a government shutdown) to the U.S. regulatory landscape, the general market environment and/or investment sentiment, which could negatively impact the Acquiring Fund’s investments and operations. Such adverse consequences may affect investor and/or consumer confidence and may adversely impact financial markets and the broader economy, potentially to a significant degree. In recent years, some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Acquiring Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Acquiring Fund’s investments may be negatively affected by such events.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

Market Disruption and Geopolitical Risk. The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, new and ongoing epidemics and pandemics of infectious diseases and other global health events, natural/environmental disasters, terrorist attacks in the United States and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, the Russian invasion of Ukraine, increasingly strained relations between the United States and a number of foreign countries, including historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, the exit or potential exit of one or more countries from the EU or the EMU, and continued changes in the balance of political power among and within the branches of the U.S. government, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, in the region are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, could have a severe adverse effect on Russia and the European region, including significant negative impacts on the Russian economy, the European economy and the markets for certain securities and commodities, such as oil and natural gas, and may likely have collateral impacts on such sectors globally as well as other sectors. How long such military action and related events will last cannot be predicted.

China and the United States have each imposed tariffs on the other country’s products. These actions may cause a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Acquiring Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

On January 31, 2020, the UK officially withdrew from the EU (commonly known as “Brexit”). The UK and EU reached a preliminary trade agreement, which became effective on January 1, 2021, regarding the terms of their future trading relationship relating principally to the trading of goods; however, negotiations are ongoing for matters not covered by the agreement, such as the trade of financial services. Due to uncertainty of the current political environment, it is not possible to foresee the form or nature of the future trading relationship between the UK and the EU. The longer term economic, legal, political and social framework to be put in place between the UK and the EU remains unclear and the ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets may continue for some time. In particular, Brexit may lead to a call for similar referendums in other European jurisdictions which may cause increased economic volatility in the European and global markets and may destabilize some or all of the other EU member countries. This uncertainty may have an adverse effect on the economy generally and on the ability of the Acquiring Fund and its investments to execute their respective strategies, to receive attractive returns and/or to exit certain investments at an advantageous time or price. In particular, currency volatility may mean that the returns of the Acquiring Fund and its investments are adversely affected by market movements and may make it more difficult, or more expensive, if the Acquiring Fund elects to execute currency hedges. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential downgrading of the UK’s sovereign credit rating, may also have an impact on the performance of portfolio companies or investments located in the UK or Europe. In light of the above, no definitive assessment can currently be made regarding the impact that Brexit will have on the Acquiring Fund, its investments or its organization more generally.

Cybersecurity incidents affecting particular companies or industries may adversely affect the economies of particular countries, regions or parts of the world in which the Acquiring Fund invests.

The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Acquiring Fund’s portfolio. The Acquiring Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Regulation and Government Intervention Risk. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Acquiring Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Acquiring Fund is regulated. Such legislation or regulation could limit or preclude the Acquiring Fund’s ability to achieve its investment objective.

In light of popular, political and judicial focus on finance related consumer protection, financial institution practices are subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the

Acquiring Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors. The Acquiring Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Acquiring Fund and its ability to achieve its investment objective.

Potential Conflicts of Interest of the Investment Advisor and Others. The investment activities of BlackRock, Inc. (“BlackRock”), the ultimate parent company of the Investment Advisor, and its affiliates (including BlackRock and its subsidiaries (collectively, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Acquiring Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Acquiring Fund. Subject to the requirements of the 1940 Act, BlackRock and its Affiliates intend to engage in such activities and may receive compensation from third parties for their services. None of BlackRock or any Affiliates are under any obligation to share any investment opportunity, idea or strategy with the Acquiring Fund. As a result, BlackRock and its Affiliates may compete with the Acquiring Fund for appropriate investment opportunities. The results of the Acquiring Fund’s investment activities, therefore, may differ from those of an Affiliate or another account managed by BlackRock or an Affiliate and it is possible that the Acquiring Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. BlackRock has adopted policies and procedures designed to address potential conflicts of interest.

Market and Selection Risk. Market risk is the possibility that the market values of securities and other assets owned by the Acquiring Fund will decline. There is a risk that equity and/or bond markets will go down in value, including the possibility that such markets will go down sharply and unpredictably.

Stock markets are volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Acquiring Fund and its investments. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.

The prices of fixed-income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed-income securities with longer maturities. Market risk is often greater among certain types of fixed-income securities, such as zero coupon bonds that do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Acquiring Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement, which may adversely affect the prices or yields of the securities being purchased. The greater the Acquiring Fund’s outstanding commitments for these securities, the greater the Acquiring Fund’s exposure to market price fluctuations.

Selection risk is the risk that the securities that the Acquiring Fund’s management selects will underperform the equity and/or bond market, the market relevant indices or other funds with similar investment objectives and investment strategies.

Defensive Investing Risk. For defensive purposes, the Acquiring Fund may allocate assets into cash or short-term fixed-income securities. In doing so, the Acquiring Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed-income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Acquiring Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.

Decision-Making Authority Risk. Investors have no authority to make decisions or to exercise business discretion on behalf of the Acquiring Fund, except as set forth in the Acquiring Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, which in turn, has delegated the day-to-day management of the Acquiring Fund’s investment activities to the Investment Advisor, subject to oversight by the Board.

Management Risk. The Acquiring Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Advisor and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Acquiring Fund, but there can be no guarantee that these will produce the desired results. The Acquiring Fund may be subject to a relatively high level of management risk because the Acquiring Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with equities and bonds.

Valuation Risk. The Acquiring Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Acquiring Fund invests are valued at prices that the Acquiring Fund is unable to obtain upon sale due to factors such as incomplete data, market instability or human error. The Investment Advisor may use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value. When market quotations are not available, the Investment Advisor may price such investments pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of the Acquiring Fund’s investments. Technological issues and/or errors by pricing services or other third-party service providers may also impact the Acquiring Fund’s ability to value its investments and the calculation of the Acquiring Fund’s NAV.

When market quotations are not readily available or are believed by the Investment Advisor to be unreliable, the Investment Advisor will fair value the Acquiring Fund’s investments in accordance with its policies and procedures. Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Acquiring Fund is the amount the Acquiring Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Fair value pricing may require determinations that are inherently subjective and inexact about the value of a security or other asset. As a result, there can be no assurance that fair value priced assets will not result in future adjustments to the prices of securities or other assets, or that fair value pricing will reflect a price that the Acquiring Fund is able to obtain upon sale, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. For example, the Acquiring Fund’s NAV could be adversely affected if the Acquiring Fund’s determinations regarding the fair value of the Acquiring Fund’s investments were materially higher than the values that the Acquiring Fund ultimately realizes upon the disposal of such investments. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. The Acquiring Fund prices its shares daily and therefore all assets, including assets valued at fair value, are valued daily.

The Acquiring Fund’s NAV per common share is a critical component in several operational matters including computation of advisory and services fees. Consequently, variance in the valuation of the Acquiring Fund’s investments will impact, positively or negatively, the fees and expenses shareholders will pay.

Reliance on the Investment Advisor Risk. The Acquiring Fund is dependent upon services and resources provided by the Investment Advisor, and therefore the Investment Advisor’s parent, BlackRock. The Investment Advisor is not required to devote its full time to the business of the Acquiring Fund and there is no guarantee or requirement that any investment professional or other employee of the Investment Advisor will allocate a substantial portion of his or her time to the Acquiring Fund. The loss of one or more individuals involved with the Investment Advisor could have a material adverse effect on the performance or the continued operation of the Acquiring Fund.

Reliance on Service Providers Risk. The Acquiring Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Acquiring Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Acquiring Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Acquiring Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Acquiring Fund’s performance and returns to common shareholders. The termination of the Acquiring Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Acquiring Fund and could have a material adverse effect on the Acquiring Fund’s performance and returns to common shareholders.

Information Technology Systems Risk. The Acquiring Fund is dependent on the Investment Advisor for certain management services as well as back-office functions. The Investment Advisor depends on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Acquiring Fund. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Investment Advisor’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Acquiring Fund. Further, failure of the back-office functions of the Investment Advisor to process trades in a timely fashion could prejudice the investment performance of the Acquiring Fund.

Cyber Security Risk. With the increased use of technologies such as the Internet to conduct business, the Acquiring Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the Investment Advisor and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Acquiring Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Acquiring Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Acquiring Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Acquiring Fund cannot control the cyber security plans and systems put in place by service providers to the Acquiring Fund and issuers in which the Acquiring Fund invests. As a result, the Acquiring Fund or its shareholders could be negatively impacted.

Misconduct of Employees and of Service Providers Risk. Misconduct or misrepresentations by employees of the Investment Advisor or the Acquiring Fund’s service providers could cause significant losses to the Acquiring Fund. Employee misconduct may include binding the Acquiring Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Acquiring Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Acquiring Fund’s business prospects or future marketing activities. Despite the Investment Advisor’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Investment Advisor’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Investment Advisor will identify or prevent any such misconduct.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Acquiring Fund would likely increase, which would tend to further reduce returns to the holders of common shares.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Portfolio Turnover Risk. The Acquiring Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Acquiring Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Acquiring Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Anti-Takeover Provisions Risk. The charter and bylaws of the Acquiring Fund include provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or convert the Acquiring Fund to open-end status or to change the composition of the Board.

A DESCRIPTION OF THE FUNDS

[BHV is organized as a statutory trust under the laws of the State of Delaware. BKN, MIY and the Acquiring Fund are each formed as a Maryland corporation pursuant to its charter and governed by the laws of the State of Maryland. MPA is organized as a Massachusetts business trust. Each of BHV, MIY and MPA is a non-diversified, closed-end management investment company registered under the 1940 Act. Each of the Acquiring Fund and BKN is a diversified, closed-end management investment company registered under the 1940 Act. Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and each Fund’s telephone number is (800) 882-0052.

BHV was formed as a Delaware statutory governed by the Delaware Statutory Trust Act on March 14, 2002, and commenced operations on April 30, 2002.

BKN was formed as a Maryland corporation governed by the laws of the State of Maryland on November 19, 1992, and commenced operations on February 28, 1993.

MIY was formed as a Maryland corporation governed by the laws of the State of Maryland on July 1, 1992, and commenced operations on October 30, 1992.

MPA was formed as a Massachusetts business trust governed by the laws of the State of Massachusetts on August 24, 1992, and commenced operations on October 30, 1992.

The Acquiring Fund was formed as a Maryland corporation governed by the laws of the State of Maryland on January 13, 1992, and commenced operations on March 27, 1992.]

The Acquiring Fund common shares are listed on the NYSE as “MYI.” BHV’s common shares are listed on the NYSE as “BHV.” BKN’s common shares are listed on the NYSE as “BKN.” MIY’s common shares are listed on the NYSE as “MIY.” MPA’s common shares are listed on the NYSE as “MPA.”

Each of the Acquiring Fund, BHV, BKN, MIY and MPA have a July 31 fiscal year end.

Each of MPA, BHV, MIY and the Acquiring Fund has VRDP Shares outstanding, and BKN has VMTP Shares outstanding. Each Fund’s preferred shares are not listed on a national stock exchange and have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Please see “Information about the Preferred Shares of the Funds” for additional information.

The Board of Directors/Trustees and Officers

The Board of Directors or Board of Trustees, as applicable (the “Board”), of each Fund currently consists of eleven individuals (each, a “Board Member”), eight of whom are not “interested persons” of each Fund as defined in the 1940 Act (the “Independent Board Members”). The registered investment companies advised by the Investment Advisor or its affiliates (the “BlackRock-Advised Funds”) are organized into the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex, and the iShares Complex (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fixed-Income Complex. The Board Members also oversee as Board members the operations of the other open-end and closed-end registered investment companies included in the BlackRock Fixed-Income Complex.

Certain biographical and other information relating to the Board Members and officers of each Fund is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the BlackRock Fund Complexes and any public directorships or trusteeships.

Please refer to the below table which identifies the Board Members and sets forth certain biographical information about the Board Members for each Fund.

Name and Year of Birth(1)	Position(s) Held (Length of Service)(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)
Independent Board Members(2)

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Board Member (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	70 RICs consisting of 104 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi- energy)

W. Carl Kester 1951	Vice Chair of the Board (Since 2022) Board Member (Since 2007)

Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.

			72 RICs consisting of 106 Portfolios	None

Cynthia L. Egan 1955	Board Member (Since 2016)

Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.

			70 RICs consisting of 104 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)

Name and Year of Birth(1)	Position(s) Held (Length of Service)(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)
Frank J. Fabozzi 1948	Board Member (Since 2007)

Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.

			72 RICs consisting of 106 Portfolios	None

Lorenzo A. Flores 1964	Board Member (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	70 RICs consisting of 104 Portfolios	None

Stayce D. Harris 1959	Board Member (Since 2021)

Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.

			70 RICs consisting of 104 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

J. Phillip Holloman 1955	Board Member (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	70 RICs consisting of 104 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

Catherine A. Lynch 1961	Board Member (Since 2016)

Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.

			72 RICs consisting of 106 Portfolios	PennyMac Mortgage Investment Trust

Name and Year of Birth(1)	Position(s) Held (Length of Service)(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)
Non-Management Interested Board Member(5)

Arthur P. Steinmetz 1958	Board Member (Since 2023)

Consultant, Posit PBC (enterprise data science) since 2020; Director, ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief Executive Officer and President of OppenheimerFunds, Inc. from 2015, 2014 and 2013, respectively to 2019); Trustee, President and Principal Executive Officer of 104 OppenheimerFunds funds from 2014 to 2019; Portfolio manager of various OppenheimerFunds fixed income mutual funds from 1986 to 2014.

			51 RICs consisting of 51 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

Interested Board Members(6)

Robert Fairbairn 1965	Board Member (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			98 RICs consisting of 262 Portfolios	None

John M. Perlowski 1964	Board Member (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 274 Portfolios	None

(1)	The address of each Board Member is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(2)

Each Independent Board Member holds office until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. Board Members who are “interested persons,” as defined in the 1940 Act (each, an “Interested Board Member”), serve until their successor is elected and qualifies or until their earlier death, resignation, retirement or removal as provided by each Fund’s bylaws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Board Members on a case-by-case basis, as appropriate.

(3)

Date shown is the earliest date a person has served for the Funds covered by this Proxy Statement. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Board Members first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Board Members became members of the boards of the closed-end funds in the BlackRock Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(4)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(5)

Mr. Steinmetz is currently classified as a non-management Interested Board Member based on his former directorship at another company that is not an affiliate of BlackRock, Inc. Mr. Steinmetz does not currently serve as an officer or employee of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. It is anticipated that Mr. Steinmetz will become an Independent Board Member effective January 19, 2024.

(6)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of each Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

Information Pertaining to the Officers

Certain biographical and other information relating to the officers of the Funds who are not Board Members is set forth below, including their address and year of birth, principal occupations for at least the last five years and length of time served. With the exception of the Chief Compliance Officer (“CCO”), executive officers receive no compensation from the Funds. The Acquiring Fund compensates the CCO for his services as its CCO.

Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name, Address(1),(2) and Year of Birth	Position(s) Held (Length of Service)	Principal Occupations(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1967	Chief Compliance Officer (Since 2023)

Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised Funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(1)	The address of each executive officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(2)	Officers of the Funds service at the pleasure of the Board.

The Investment Advisor

BlackRock Advisors, LLC serves as the investment adviser for each Fund and is expected to continue to serve as investment adviser for the Combined Fund. The Investment Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

BHV currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of its average weekly managed assets. BKN currently pays the Investment Advisor a monthly fee at an annual combined contractual investment management and contractual administration fee rate of 0.50% of its average weekly managed assets (comprised of an annual contractual investment management fee rate of 0.35% of its average weekly managed assets and an annual contractual administration fee rate of 0.15% average weekly managed assets). For BKN, the combined investment management and administration fee rate is being used for comparison purposes because, unlike BKN, the contractual investment management fee rates for MPA, MIY, BHV and the Acquiring Fund include administrative services provided by the Investment Advisor to such Funds and such Funds do not pay separate administration fees. Each of MPA and MIY currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.49% of its average daily net assets. The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of its average daily net assets. For purposes of calculating these fees, “net assets” mean the relevant Fund’s total assets minus the sum of its accrued liabilities (which does not include liabilities represented by tender option bond trusts (“TOB Trusts”) and the liquidation preference of any outstanding preferred shares) and “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining the relevant Fund’s NAV.

Each Fund and the Investment Advisor have entered into the Fee Waiver Agreement, pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Investment Advisor or its affiliates that have a contractual fee, through June 30, 2025. In addition, pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds advised by the Investment Advisor or its affiliates, through June 30, 2025. The Fee Waiver Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by the Investment Advisor and each Fund (including by a majority of each Fund’s Independent Board Members). Neither the Investment Advisor nor the Funds are obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by each Fund (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor.

If the Mergers are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily net assets of the Combined Fund. The Combined Fund will have a lower annual contractual investment management fee rate than BHV, the same combined annual contractual investment management and administration fee rate as BKN, a higher annual contractual investment management fee rate than MIY and MPA, and the same annual contractual investment management fee rate as the Acquiring Fund. Additionally, if any of the Mergers are consummated, the Investment Advisor has agreed to the Combined Fund Contractual Waiver through June 30, 2025, resulting in an actual investment management fee rate of 0.49% of the average daily net assets of the Combined Fund. Please see “Expense Table For Common Shareholders” in this Proxy Statement for additional information.

Based on a pro forma Broadridge peer expense universe for the Combined Fund, the estimated total annual fund expense ratio (excluding investment-related expenses and taxes) is expected to be in the first quartile and contractual investment management fee rate and actual investment management fee rate over total assets are each expected to be in the first quartile.

The level of expense savings (or increases) will vary depending on the combination of the Funds in the Mergers, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized as a result of any Merger.

A discussion regarding the basis for the approval of the Investment Management Agreement by the Board of each Fund is provided in such Fund’s Form N-CSR for each Fund’s fiscal year ended July 31, 2023 available at www.sec.gov or by visiting www.blackrock.com.

The Investment Advisor is located at 100 Bellevue Parkway, Wilmington, Delaware 19809 and is a wholly owned subsidiary of BlackRock. BlackRock is one of the world’s largest publicly-traded investment management firms. As of June 30, 2023, BlackRock’s assets under management were approximately $9 trillion. BlackRock has over 35 years of experience managing closed-end products and, as of June 30, 2023, advised a registered closed-end family of 51 exchange-listed active funds with approximately $47 billion in assets.

BlackRock is a global leader in investment management, risk management and advisory services for institutional and retail clients. BlackRock helps clients meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of [September 30, 2023], the firm had approximately [●] employees in more than [30] countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Portfolio Management

Each Fund is managed by a team of investment professionals led by Michael Kalinoski, CFA, Kevin Maloney, CFA, Walter O’Connor, CFA, Christian Romaglino, CFA, Phillip Soccio, CFA and Kristi Manidis. Each is jointly responsible for the day-to-day management of the Fund’s portfolio, which includes setting the Fund’s overall investment strategy, overseeing the management of the Acquiring Fund and/or selection of its investments.

The biography of each portfolio manager of the Funds and the length of time that each portfolio manager has managed each Fund are set forth below:

Portfolio Manager	Biography	Funds Managed and Length of Time Managed
		BHV	BKN	MIY	MPA	Acquiring Fund (MYI)
Michael Kalinoski, CFA	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.	Since 2023	Since 2017	Since 2011	Since 2023	Since 2011

Kevin Maloney, CFA	Director of BlackRock since 2021; Vice President of BlackRock from 2018 to 2020; Associate of BlackRock from 2014 to 2017; Analyst of BlackRock from 2011 to 2013.	Since 2017	Since 2023	Since 2023	Since 2023	Since 2023

Portfolio Manager	Biography	Funds Managed and Length of Time Managed
		BHV	BKN	MIY	MPA	Acquiring Fund (MYI)
Walter O’Connor, CFA	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.	Since 2023	Since 2006	Since 2006	Since 2023	Since 2006

Christian Romaglino, CFA

Director of BlackRock since 2017, Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; Portfolio Manager of Brown Brothers Harriman from 2007 to 2017.

		Since 2022	Since 2018	Since 2023	Since 2022	Since 2017

Phillip Soccio, CFA	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.	Since 2007	Since 2023	Since 2023	Since 2008	Since 2023

Kristi Manidis	Director of BlackRock since 2016; Vice President of BlackRock from 2011 to 2015; Associate of BlackRock from 2009 to 2011; Analyst of BlackRock from 2006 to 2008.	Since 2023	Since 2023	Since 2023	Since 2023	Since 2023

[Following the Mergers, it is expected that the Combined Fund will be managed by a team of investment professionals lead by Michael Kalinoski, CFA, Kevin Maloney, CFA, Walter O’Connor, CFA, Christian Romaglino, CFA, Phillip Soccio, CFA and Kristi Manidis.]

Other Service Providers

The professional service providers for the Funds are or will be as follows:

Service	Service Providers to the Funds
Accounting Agent	State Street Bank and Trust Company
Custodian	State Street Bank and Trust Company
Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.
Liquidity Provider to BHV, MIY, MPA and Acquiring Fund VRDP Shares	The Toronto-Dominion Bank, acting through its New York branch
Remarketing Agent to BHV, MIY, MPA and Acquiring Fund VRDP Shares	TD Securities (USA) LLC
Tender and Paying Agent to BHV, MIY, MPA and Acquiring Fund VRDP Shares; Redemption and Paying Agent to BKN VMTP Shares	The Bank of New York Mellon
Independent Registered Public Accounting Firm	[●]
Fund Counsel	Willkie Farr & Gallagher LLP
Counsel to the Independent Board Members	Stradley Ronon Stevens & Young, LLP

It is not anticipated that the Mergers will result in any change in the organizations providing services to the Acquiring Fund as set forth above. As a result of the Mergers, the service providers to the Acquiring Fund are anticipated to be the service providers to the Combined Fund.

Accounting Agent

State Street Bank and Trust Company provides certain administration and accounting services to the Funds pursuant to an Administration and Fund Accounting Services Agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, State Street Bank and Trust Company provides the Funds with, among other things, customary fund accounting services, including computing each Fund’s NAV and maintaining books, records and other documents relating to each Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Funds with regulatory filings, tax compliance and other oversight activities. For these and other services it provides to the Funds, State Street Bank and Trust Company is paid a monthly fee from the Funds at an annual rate ranging from 0.0075% to 0.015% of each Fund’s Managed Assets, along with an annual fixed fee ranging from $0 to $10,000 for the services it provides to the Funds.

Custody of Assets

The custodian of the assets of each Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The custodian is responsible for, among other things, receipt of and disbursement of funds from each Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Transfer Agent, Dividend Disbursing Agent and Registrar

Computershare Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, serves as each Fund’s transfer agent with respect to such Fund’s common shares.

VRDP Shares Tender and Paying Agent; VMTP Shares Redemption and Paying Agent

The Bank of New York Mellon, One Wall Street, New York, New York 10286, acts as the tender agent, transfer agent and registrar, dividend disbursing agent and paying agent and/or redemption price disbursing agent with respect to the BHV, MIY, MPA and Acquiring Fund VRDP Shares and the BKN VMTP Shares, as applicable, and will serve in such capacity with respect to the BKN VRDP Shares, if any, to be issued in connection with the VMTP Refinancing and any VRDP Shares of the Combined Fund.

VRDP Shares Liquidity Provider

The Toronto-Dominion Bank, acting through its New York branch (“TD Bank”), New York, New York 10019, serves as the liquidity provider for the BHV, MIY, MPA and Acquiring Fund VRDP Shares.

VRDP Shares Remarketing Agent

TD Securities (USA) LLC, New York, New York 10019, serves as the remarketing agent for the BHV, MIY, MPA and Acquiring Fund VRDP Shares.

THE ACQUIRING FUND’S INVESTMENTS

Investment Objective and Policies

The Acquiring Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Acquiring Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Acquiring Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). The Acquiring Fund may invest directly in securities or synthetically through the use of derivatives. The Acquiring Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Acquiring Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Acquiring Fund (as defined in the 1940 Act. There can be no assurance that the Acquiring Fund’s investment objective will be realized.

The Acquiring Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Acquiring Fund to an alternative minimum tax. The percentage of the Acquiring Fund’s total assets invested in PABs will vary from time to time. The Acquiring Fund also will not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.

Under normal market conditions, the Acquiring Fund expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s, (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB) or are considered by the Fund’s Investment Advisor to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Investment Advisor takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect the Acquiring Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Acquiring Fund or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Advisor, to other obligations in which the Acquiring Fund may invest.

The Acquiring Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Investment Advisor to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

All percentage and ratings limitations on securities in which the Acquiring Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Acquiring Fund’s initial investment in such security. In the event that the Acquiring Fund disposes of a portfolio security subsequent to its being downgraded, the Acquiring Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of the Acquiring Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Acquiring Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The NAV of the shares of common stock of a closed-end investment company, such as the Acquiring Fund, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in NAV are likely to be greater in the case of a fund having a leveraged capital structure, such as the Acquiring Fund.

For temporary periods or to provide liquidity, the Acquiring Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Acquiring Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Investment Advisor, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Acquiring Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Acquiring Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Acquiring Fund without the approval of the Acquiring Fund’s stockholders. The Acquiring Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Acquiring Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Acquiring Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Acquiring Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Acquiring Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Acquiring Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Acquiring Fund.

The Acquiring Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These derivative transactions may be used for duration management and other risk management purposes, subject to the Acquiring Fund’s investment restrictions.

Description of Municipal Bonds

Set forth below is a detailed description of the Municipal Bonds and Temporary Investments in which the Acquiring Fund may invest. Information with respect to ratings assigned to tax-exempt obligations that the Acquiring Fund may purchase is set forth in [Appendix D—“Ratings of Investments.”] Obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for federal income tax purposes in the opinion of bond counsel to the issuer.

Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of private activity bonds (“PABs”) are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including among other things, airports, public ports, mass commuting facilities, multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal and other specialized facilities. Other types of PABs, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are “general obligation” bonds and “revenue” bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds. Municipal Bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal Bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. Municipal Bonds may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal Bonds may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt.

The yields on Municipal Bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bond will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

The Acquiring Fund has not established any limit on the percentage of its portfolio that may be invested in PABs. The Acquiring Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Acquiring Fund’s Common Shares.

General Obligation Bonds. General obligation bonds are typically secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and the Acquiring Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Acquiring Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

PABs. The Acquiring Fund may purchase Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of “tax preference” for purposes of the federal alternative minimum tax and may impact the overall tax liability of certain investors in the Acquiring Fund. PABs, formerly referred to as industrial development bonds, are issued by, or on behalf of, states, municipalities or public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of PABs, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal bonds, although the federal tax laws may place substantial limitations on the size of such issues. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. Municipal Bonds may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult and the value of the property may be insufficient to pay lease obligations. Certain investments in lease obligations may be illiquid.

The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Acquiring Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the NAV of the Acquiring Fund. Issuers of municipal lease obligations might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Acquiring Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Acquiring Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Acquiring Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses and adversely affect the NAV of the

Acquiring Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Acquiring Fund would not have the right to take possession of the assets. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to RICs. In addition, the Acquiring Fund’s intention to qualify as a RIC under the Code may limit the extent to which the Acquiring Fund may exercise its rights by taking possession of such assets, because as a RIC the Acquiring Fund is subject to certain limitations on its investments and on the nature of its income.

Zero Coupon Bonds. Municipal Bonds may include zero-coupon bonds. Zero coupon bonds are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon bond is entitled to receive the par value of the security.

While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon bonds may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Acquiring Fund is required to distribute income to its stockholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero coupon bonds.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon bonds. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Acquiring Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

Pre-Refunded Municipal Bonds. The principal of, and interest on, pre-refunded municipal bonds are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal bonds. Issuers of municipal bonds use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal bonds.

However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal bonds remain outstanding on their original terms until they mature or are redeemed by the issuer.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds (a type of municipal security established by the Mello-Roos Community Facilities Act of 1982), are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Indexed and Inverse Floating Rate Securities. The Acquiring Fund may invest in Municipal Bonds (and Non-Municipal Tax-Exempt Securities) that yield a return based on a particular index of value or interest rates. For example, the Acquiring Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of the index. To the extent the Acquiring Fund invests in these types of Municipal Bonds, the Acquiring Fund’s return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. Also, the Acquiring Fund may invest in so-called “inverse floating rate bonds” or “residual interest bonds” on which the interest rates vary inversely with a short-term floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Acquiring Fund may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate tax-exempt securities. To seek to limit the volatility of these securities, the Acquiring Fund may purchase inverse floating rate bonds with shorter-term maturities or limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. [See “The Acquiring Fund’s Investments—Leverage—Tender Option Bond Transactions.”]

When-Issued Securities, Delayed Delivery Securities and Forward Commitments. The Acquiring Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. The Acquiring Fund may also purchase or sell securities on a delayed delivery basis. The Acquiring Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Acquiring Fund at an established price with payment and delivery taking place in the future. The purchase will be recorded on the date the Acquiring Fund enters into the commitment and the value of the securities will thereafter be reflected in the Acquiring Fund’s NAV. The Acquiring Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions.

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counterparty may result in the Acquiring Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Acquiring Fund’s purchase price. The Acquiring Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

If deemed advisable as a matter of investment strategy, the Acquiring Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Acquiring Fund on the settlement date. In these cases the Acquiring Fund may realize a taxable capital gain or loss.

When the Acquiring Fund engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Acquiring Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Acquiring Fund starting on the day the Acquiring Fund agrees to purchase the securities. The Acquiring Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Rule 18f-4 under the 1940 Act permits the Acquiring Fund to enter into when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Acquiring Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a derivatives transaction under Rule 18f-4. [See “General Risks of Investing in the Acquiring Fund—Rule 18f-4 Under the 1940 Act”].

Call Rights

The Acquiring Fund may purchase a municipal bond issuer’s right to call all or a portion of such municipal bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related municipal bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related municipal bond will expire without value. The economic effect of holding both the Call Right and the related municipal bond is identical to holding a municipal bond as a non-callable security. Certain investments in such obligations may be illiquid.

Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the Municipal Bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Acquiring Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Acquiring Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Leverage

The Acquiring Fund may utilize leverage to seek to enhance the yield and NAV of its Common Shares. However, this objective cannot be achieved in all interest rate environments. The Acquiring Fund currently leverages its assets through the use of VRDP Shares and tender option bonds. Under the 1940 Act, the Acquiring Fund is permitted to issue debt up to 33 1/3% of its managed assets (50% of its net assets) or preferred equity securities up to 50% of its managed assets (100% of its net assets). The Acquiring Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. The use of leverage can create risks. The NAV and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. Changes in the value of the Acquiring Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. If there is a net decrease or increase in the value of the Acquiring Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Acquiring Fund did not utilize leverage. A reduction in the Acquiring Fund’s NAV may cause a reduction in the market price of its shares. During periods in which the Acquiring Fund is using leverage, the fee paid to the Investment Advisor for advisory services will be higher than if the Acquiring Fund did not use leverage, because the fee is calculated as a percentage of the Fund’s net assets, which, for purposes of such calculation, include those assets purchased with leverage. Any leveraging strategy the Acquiring Fund employs may not be successful. [See “General Risks of Investing in the Acquiring Fund—Leverage Risk.” See also “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk”] for details about the risks associated with the Acquiring Fund’s use of TOB Residuals.

Certain types of leverage the Acquiring Fund currently expects to use may result in the Acquiring Fund being subject to covenants relating to asset coverage, leverage and portfolio composition requirements, including those imposed by the VRDP Shares’ governing documents, counterparties or agencies rating the VRDP Shares. The Acquiring Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Acquiring Fund. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing the Acquiring Fund’s portfolio in accordance with its investment objectives and policies.

Under the 1940 Act, the Acquiring Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Acquiring Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, the Acquiring Fund is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred stock (i.e., for every dollar of preferred stock outstanding, the Acquiring Fund is required to have at least two dollars of assets). The 1940 Act also provides that the Acquiring Fund may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Acquiring Fund.

Credit Facility. The Acquiring Fund may leverage its portfolio by entering into one or more credit facilities. If the Acquiring Fund enters into a credit facility, the Acquiring Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Acquiring Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Acquiring Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Acquiring Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Acquiring Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Acquiring Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurances that the Acquiring Fund will enter into an agreement for a credit facility, or one on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, by the issuance of preferred shares or debt securities or by the use of other forms of leverage.

Reverse Repurchase Agreements. The Acquiring Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Acquiring Fund with an agreement by the Acquiring Fund to repurchase the securities at an agreed upon price, date and interest payment. In accordance with Rule 18f-4 under the 1940 Act, when the Acquiring Fund engages in reverse repurchase agreements and similar financing transactions, the Acquiring Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. See [“General Risks of Investing in the Acquiring Fund—Rule 18f-4 Under the 1940 Act.”] Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Acquiring Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Acquiring Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Acquiring Fund’s obligation to repurchase the securities and the Acquiring Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Acquiring Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

The Acquiring Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Acquiring Fund’s repurchase of the underlying security.

Dollar Rolls. The Acquiring Fund may enter into “dollar roll” transactions. In a dollar roll transaction, the Acquiring Fund sells a mortgage related or other security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll transaction can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Acquiring Fund pledges a mortgage related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which the Acquiring Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Acquiring Fund, but rather only securities which are “substantially identical,” which generally means that the securities repurchased will bear the same interest rate and a similar maturity as those sold, but the pools of mortgages collateralizing those securities may have different prepayment histories than those sold.

During the period between the sale and repurchase, the Acquiring Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Acquiring Fund and the income from these investments will generate income for the Acquiring Fund. If such income does not exceed the income, capital appreciation and gain that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Acquiring Fund compared with what the performance would have been without the use of dollar rolls.

Rule 18f-4 under the 1940 Act permits the Acquiring Fund to enter into when-issued or forward-settling securities (e.g., dollar rolls and firm and standby commitments, including TBA commitments) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the transaction meets the Delayed-Settlement Securities Provision. If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a derivatives transaction under Rule 18f-4. See [“General Risks of Investing in the Acquiring Fund—Rule 18f-4 Under the 1940 Act”].

Dollar roll transactions involve the risk that the market value of the securities the Acquiring Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Acquiring Fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investment manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Derivatives. The Acquiring Fund may enter into derivative transactions that have leverage embedded in them. Derivative transactions that the Acquiring Fund may enter into and the risks associated with them are described elsewhere in this Prospectus and are also referred to as “Strategic Transactions.” The Acquiring Fund cannot assure you that investments in derivative transactions that have leverage embedded in them will result in a higher return on its Common Shares. Under Rule 18f-4 under the 1940 Act, among other things, the Acquiring Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. See [“General Risks of Investing in the Acquiring Fund—Rule 18f-4 Under the 1940 Act”].

Temporary Borrowings. The Acquiring Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Acquiring Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of the Acquiring Fund’s total assets.

Tender Option Bond Transactions. The Acquiring Fund currently leverages its assets through the use of residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Acquiring Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by the Acquiring Fund. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust formed for the purpose of holding municipal bonds contributed by one or more funds. A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. The Acquiring Fund may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement provided by a third party bank or other financial institution (the “TOBs Liquidity Provider”) which allows holders to tender their position at par (plus accrued interest). The Acquiring Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. The Acquiring Fund contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If the Acquiring Fund ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other registered investment companies advised by the Manager or its affiliates (“BlackRock-Advised Funds”) may contribute municipal bonds to a TOB Trust into which the Acquiring Fund has contributed municipal bonds. If multiple BlackRock-Advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Acquiring Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by the Acquiring Fund generally provide the Acquiring Fund with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, the Acquiring Fund may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a tender option bond transaction, in effect, creates exposure for the Acquiring Fund to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by the Acquiring Fund that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within the Acquiring Fund (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

The Acquiring Fund may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to the Acquiring Fund’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of the Acquiring Fund upon the occurrence of termination events, as defined in the TOB Trust agreements. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., the Acquiring Fund) whereas in other termination events, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata.

TOB Trusts are typically supported by a liquidity facility provided by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity

Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The Acquiring Fund may invest in a TOB Trust on either a non-recourse or recourse basis. When the Acquiring Fund invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility proceeds (“Liquidation Shortfall”). If the Acquiring Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which the Acquiring Fund is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if the Acquiring Fund invests in a recourse TOB Trust, the Acquiring Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-Advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, Municipal Bonds of the Acquiring Fund that are deposited into a TOB Trust are investments of the Acquiring Fund and are presented on the Acquiring Fund’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in the Acquiring Fund’s Statement of Assets and Liabilities. Interest income from the underlying Municipal Bonds is recorded by the Acquiring Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of the Acquiring Fund. In addition, under accounting rules, loans made to a TOB Trust sponsored by the Acquiring Fund may be presented as loans of the Acquiring Fund in the Acquiring Fund’s financial statements even if there is no recourse to the Acquiring Fund’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts increases the risk associated with TOB Floaters. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

Rule 18f-4 under the 1940 Act permits the Acquiring Fund to enter into TOB Trust transactions, reverse repurchase agreements and similar financing transactions (e.g., borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Acquiring Fund either (i) complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as derivatives transactions under Rule 18f-4. [See “General Risks of Investing in the Acquiring Fund—Rule 18f-4 Under the 1940 Act.”]

Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit the Acquiring Fund’s ability to enter into or manage TOB Trust transactions.

See [“General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk”] for a description of the risks involved with a TOB issuer.

Strategic Transactions

The Acquiring Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques (collectively, “Strategic Transactions”). These Strategic Transactions may be used for duration management and other risk management purposes, subject to the Acquiring Fund’s investment restrictions. While the Acquiring Fund’s use of Strategic Transactions is intended to reduce the volatility of the NAV of the Acquiring Fund’s Common Shares, the NAV of the Acquiring Fund’s Common Shares will fluctuate. No assurance can be given that the Acquiring Fund’s Strategic Transactions will be effective.

There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The ability of the Acquiring Fund to use Strategic Transactions successfully will depend on the Investment Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Strategic Transactions subject the Acquiring Fund to the risk that, if the Investment Advisor incorrectly forecasts market values, interest rates or other applicable factors, the Acquiring Fund’s performance could suffer. Certain of these Strategic Transactions, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to the Acquiring Fund’s portfolio. The Acquiring Fund is not required to use derivatives or other portfolio strategies to seek to hedge its portfolio and may choose not to do so.

The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment or may cause the Acquiring Fund to hold a security that it might otherwise sell. In addition, because of the leveraged nature of the Common Shares, Strategic Transactions will result in a larger impact on the NAV of the Common Shares than would be the case if the Common Shares were not leveraged. Furthermore, the Acquiring Fund may only engage in Strategic Transactions from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

For so long as the VRDP Shares are rated by a rating agency, the Acquiring Fund’s use of options and certain financial futures and options thereon will be subject to such rating agency’s guidelines and limitations on such transactions. In order to maintain ratings on the VRDP Shares from one or more rating agencies, the Acquiring Fund may be required to limit its use of Strategic Transactions in accordance with the specified guidelines of the applicable rating agencies.

Certain federal income tax requirements may restrict or affect the ability of the Acquiring Fund to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences.

Put and Call Options on Securities and Indices. The Acquiring Fund may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Acquiring Fund may also purchase and sell options on bond indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Acquiring Fund’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Acquiring Fund against an increase in the price of a security that it intended to purchase in the future.

Writing Covered Call Options. The Acquiring Fund is authorized to write (i.e., sell) covered call options with respect to Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Acquiring Fund at the stated exercise price until the option expires. The Acquiring Fund writes only covered call options, which means that so long as the Acquiring Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option.

The Acquiring Fund receives a premium from writing a call option, which increases the Acquiring Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Acquiring Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Acquiring Fund’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. The Acquiring Fund may engage in closing transactions in order to terminate outstanding options that it has written.

Additional Information About Options. The Acquiring Fund’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Acquiring Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Acquiring Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Acquiring Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC options and assets used to cover OTC options written by the Acquiring Fund are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

The Acquiring Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets. The Acquiring Fund will only enter into OTC options with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Financial Futures Transactions and Options. The Acquiring Fund is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Acquiring Fund’s return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Acquiring Fund’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Acquiring Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long term capital gains from certain transactions in futures or options are taxable at long term capital gains rates for U.S. federal income tax purposes.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the CFTC.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

The Acquiring Fund may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association (“GNMA”) Certificates and three-month U.S. Treasury bills. The Acquiring Fund may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell municipal security index futures contracts in connection with its hedging strategies.

The Acquiring Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Investment Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and Municipal Bonds in which the Acquiring Fund invests to make such hedging appropriate.

Futures Strategies. The Acquiring Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling investments and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Acquiring Fund’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments. As such values decline, the value of the Acquiring Fund’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Acquiring Fund’s investments that are being hedged. While the Acquiring Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are typically lower than transaction costs incurred in the purchase and sale of the Acquiring Fund’s investments being hedged. In addition, the ability of the Acquiring Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the instruments available to the Acquiring Fund. Employing futures as a hedge also may permit the Acquiring Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When the Acquiring Fund intends to purchase a security, the Acquiring Fund may purchase futures contracts as a hedge against any increase in the cost of such security resulting from a decrease in interest rates or otherwise, that may occur before such purchase can be effected. Subject to the degree of correlation between such securities and the futures contracts, subsequent increases in the cost of such securities should be reflected in the value of the futures held by the Acquiring Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. The Acquiring Fund may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. Like the purchase of a futures contract, the Acquiring Fund may purchase a call option on a futures contract to hedge against a market advance when the Acquiring Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Acquiring Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Acquiring Fund’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Acquiring Fund may purchase a put option on a futures contract to hedge the Acquiring Fund’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Acquiring Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Acquiring Fund intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Acquiring Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Acquiring Fund.

Interest Rate Swap Transactions. In order to seek to hedge the value of the Acquiring Fund against interest rate fluctuations, to hedge against increases in the Acquiring Fund’s costs associated with the dividend payments on any preferred shares, including the VRDP Shares, or to seek to increase the Acquiring Fund’s return, the Acquiring Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Securities Industry and Financial Markets Association Municipal Swap Index swaps (“SIFMA Swaps”). To the extent that the Acquiring Fund enters into these transactions, the Acquiring Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date. The Acquiring Fund may enter into these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, the Acquiring Fund also may invest in MMD Swaps and SIFMA Swaps to seek to enhance return or gain or to increase the Acquiring Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates).

The Acquiring Fund may purchase and sell SIFMA Swaps in the SIFMA swap market. In a SIFMA Swap, the Acquiring Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the SIFMA Municipal Swap Index). Because the underlying index is a tax-exempt index, SIFMA Swaps may reduce cross-market risks incurred by the Acquiring Fund and increase the Acquiring Fund’s ability to hedge effectively. SIFMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate ex out to 30 years. The duration of a SIFMA Swap is approximately equal to the duration of a fixed-rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

The Acquiring Fund may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Acquiring Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Acquiring Fund can create a synthetic long or short position, allowing the Acquiring Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between the Acquiring Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Acquiring Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Acquiring Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract.

If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Acquiring Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in SIFMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect the Acquiring Fund’s performance.

If there is a default by the other party to an uncleared interest rate swap transaction, generally the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for the counterparty and will guarantee the parties’ performance under the swap agreement. However, there can be no assurances that the clearing organization will satisfy its obligation to the Acquiring Fund or that the Acquiring Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Acquiring Fund’s clearing broker. Certain U.S. federal income tax requirements may limit the Acquiring Fund’s ability to engage in interest rate swaps. Distributions attributable to transactions in interest rate swaps generally will be taxable as ordinary income to stockholders.

Counterparty Credit Standards. To the extent that the Acquiring Fund engages in principal transactions, including, but not limited to, OTC options, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed-income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including certain swap contracts. In the event of the insolvency of a counterparty, the Acquiring Fund may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, the Acquiring Fund will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Investment Advisor will seek to minimize the Acquiring Fund’s exposure to counterparty risk by entering into such transactions with counterparties the Investment Advisor believes to be creditworthy at the time it enters into the transaction. Certain option transactions and Strategic Transactions may require the Acquiring Fund to provide collateral to secure its performance obligations under a contract, which would also entail counterparty credit risk.

Other Investment Policies

The Acquiring Fund has adopted certain other policies as set forth below.

Temporary Investments

The Acquiring Fund may invest in short-term tax-exempt and taxable securities subject to the limitations set forth above. The tax-exempt money market securities may include municipal notes, municipal commercial paper, Municipal Bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which the Acquiring Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Acquiring Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

Credit Default Swap Agreements

The Acquiring Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Acquiring Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value), if the swap is cash settled. The Acquiring Fund may be either the buyer or seller in the transaction. If the Acquiring Fund is a buyer and no credit event occurs, the Acquiring Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Acquiring Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six (6) months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, the Acquiring Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Acquiring Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Acquiring Fund will enter into credit default swap agreements only with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

VRDOs and Participating VRDOs

VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven (7) days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the SIFMA Municipal Swap Index or some other appropriate interest rate adjustment index. The Acquiring Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short term maturity and quality standards.

Participating VRDOs provide the Acquiring Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days’ notice, not to exceed seven (7) days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Acquiring Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. It is contemplated that the Acquiring Fund will not invest more than 20% of its assets in Participating VRDOs.

The Temporary Investments, VRDOs and Participating VRDOs in which the Acquiring Fund may invest will be in the following rating categories at the time of purchase: MIG 1/VMIG 1 through MIG 3/VMIG 3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F1 through F3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Investment Advisor. In addition, the Acquiring Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Investment Advisor, market conditions warrant.

Repurchase Agreements

The Acquiring Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer or an affiliate thereof, in U.S. Government securities. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited. The Investment Advisor will monitor the value of the collateral at the time the transaction is entered into and throughout the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax exempt interest. The treatment of purchase and sales contracts is less certain.

Investment Restrictions

Each Fund has adopted certain investment restrictions that are “fundamental,” meaning such investment restrictions cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. As defined in the 1940 Act, this phrase means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less. Each Fund has also adopted certain non-fundamental investment restrictions. The investment restrictions of the Funds are similar, although there are some differences, and are set forth in Appendix B to this Proxy Statement.

Each of the Acquiring Fund and BKN is currently classified as a diversified fund under the 1940 Act. This means that such Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, each of the Acquiring Fund and BKN can invest more than 5% of its assets in one issuer. Under the 1940 Act, each of the Acquiring Fund and BKN cannot change its classification from diversified to non-diversified without shareholder approval (including class approval by preferred shareholders, if any).

Each of BHV, MIY and MPA is classified as non-diversified within the meaning of the 1940 Act, which means that such Fund is not limited by the 1940 Act in the proportion of its total assets that it may invest in securities of a single issuer.

To the extent that a Fund assumes large positions in the securities of a small number of issuers, its yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

Each Fund’s VRDP Shares or VMTP Shares, as applicable, are assigned long-term ratings by Moody’s and Fitch. In order to maintain the required ratings, each Fund is required to comply with certain investment quality, diversification and other guidelines established by Moody’s and Fitch. Such guidelines may be more restrictive than the restrictions set forth above. Each Fund does not anticipate that such guidelines would have a material adverse effect on its ability to achieve its investment objective. Moody’s and Fitch receive fees in connection with their ratings issuances. Each Fund is also subject to certain covenants and requirements under the terms of the VRDP Shares or VMTP Shares, as applicable, and related documents, including the terms of the liquidity facility supporting the VRDP Shares or VMTP Shares. Such requirements may be more restrictive than the restrictions set forth above. Each Fund does not anticipate that such requirements would have a material adverse effect on its ability to achieve its investment objective. Please see “Information about the Preferred Shares of the Funds” for additional information.

THE TARGET FUNDS’ INVESTMENT OBJECTIVES AND POLICIES

BHV’s Investment Objective and Policies

BHV’s investment objective is to provide current income exempt from regular federal income taxes and Virginia personal income tax. As a fundamental policy, under normal market conditions, BHV will invest at least 80% of its Managed Assets in municipal bonds, the interest of which is exempt from regular federal income tax and Virginia personal income tax. BHV may invest directly in securities or synthetically through the use of derivatives. BHV cannot change its investment objective or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the VRDP Shares, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VRDP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

Under normal market conditions, BHV invests at least 80% of its Managed Assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest quality ratings as determined by either Moody’s, (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB) (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by the Investment Advisor. Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade municipal bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Investment Advisor takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

BHV may invest up to 20% of its Managed Assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Investment Advisor. Securities rated Ba/BB or below are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

All percentage and ratings limitations on securities in which BHV may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded BHV’s initial investment in such security. In determining whether to retain or sell a security that a rating agency has downgraded, the Investment Advisor may consider such factors as the Investment Advisor’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that BHV disposes of a portfolio security subsequent to its being downgraded, BHV may experience a greater risk of loss than if such security had been sold prior to such downgrade.

Subject to BHV’s policy, under normal market conditions, of investing at least 80% of its Managed Assets in municipal bonds, the interest from which is exempt from Virginia personal income tax, BHV may invest in securities that pay interest that is not exempt from Virginia personal income tax when, in the judgment of the Investment Advisor, the return to the shareholders after payment of applicable Virginia personal income tax would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from Virginia personal income tax.

BHV may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which BHV may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, BHV may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce BHV’s income. The insurance feature does not guarantee the market value of the insured obligations or the NAV of the common shares. BHV may purchase insured bonds and may purchase insurance for bonds in its portfolio.

BHV may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in BHV to an alternative minimum tax. The percentage of BHV’s total assets invested in PABs will vary from time to time. BHV has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the federal alternative minimum tax provisions of federal tax law, and BHV expects that a portion of the income it produces will be includable in alternative minimum taxable income. VRDP Shares may not be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of purchasing VRDP Shares. The suitability of an investment in VRDP Shares will depend upon a comparison of the after-tax yield likely to be provided from BHV with that from comparable tax-exempt investments not subject to the federal alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations may apply to corporate investors.

The average maturity of BHV’s portfolio securities will vary based upon the Investment Advisor’s assessment of economic and market conditions. BHV’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

BHV’s stated expectation is that it may invest in municipal bonds that, in the Investment Advisor’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Investment Advisor, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Investment Advisor, are worth more than the value assigned to them in the marketplace. The Investment Advisor may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Investment Advisor may purchase those bonds for BHV’s portfolio because they represent a market sector or issuer that the Investment Advisor considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. BHV’s investment in underrated or undervalued municipal bonds will be based on the Investment Advisor’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by BHV will generally result in capital gain distributions subject to federal capital gains taxation.

BHV ordinarily does not intend to realize significant investment income not exempt from federal income taxes. From time to time, BHV may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a U.S. federal income tax exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal bonds for investment by BHV.

Description of Municipal Bonds

See “The Acquiring Fund’s Investments—Description of Municipal Bonds” for additional information regarding the types of municipal bonds in which BHV invests.

The municipal bonds in which BHV invests pay interest that, in the opinion of bond counsel to the issuer is exempt from regular federal income tax and Virginia personal income tax. The Investment Advisor will not conduct its own analysis of the tax status of the interest or income paid by municipal bonds held by BHV, but will rely on the opinion of counsel to the issuer of each such instrument. BHV may also invest in municipal bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular federal income tax and Virginia personal income tax. In addition to the types of municipal bonds described in this Prospectus, BHV may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. BHV treats all of such tax-exempt securities as municipal bonds.

Other Investment Companies

BHV may invest up to 10% of its total assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which BHV may invest directly, subject to the Eligible Assets requirements of the BHV VRDP Shares’ Statement of Preferences which generally limit BHV’s investment in such securities to 5% of its Managed Assets at the time of investment and subject to applicable regulatory limits. BHV generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a shareholder in an investment company, BHV will bear its ratable share of that investment company’s expenses and will remain subject to payment of BHV’s advisory and other fees and expenses with respect to assets so invested. Holders of Common Shares will therefore be subject to duplicative expenses to the extent BHV invests in other investment companies. The Investment Advisor will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same leverage risks to which BHV may be subject to the extent it employs a leverage strategy. The NAV and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of BHV. In addition, to the extent BHV invests in other investment companies, BHV will be dependent upon the investment and research abilities of persons other than the Investment Advisor. BHV treats its investments in such open- or closed-end investment companies as investments in municipal bonds.

Tax-Exempt Preferred Shares

BHV may invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular federal income tax, subject to the Eligible Assets requirements of the BHV VRDP Shares’ Statement of Preferences which generally limit BHV’s investment in such securities to 5% of its Managed Assets at the time of investment. A portion of such dividends may be capital gain distributions subject to federal capital gains tax. Such funds in turn invest in municipal bonds and other assets that pay interest or make distributions that are exempt from regular Federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end investment companies as discussed above. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds. BHV will treat investments in tax-exempt preferred shares as investments in municipal bonds.

Temporary Investments

During temporary defensive periods (e.g., times when, in the Investment Advisor’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, BHV may invest up to 100% of its net assets in liquid, short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which BHV may invest directly. BHV intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. BHV’s investment policies provide that it will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest (such short-term obligations being referred to herein as Temporary Investments”). Temporary Investments of BHV may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent BHV invests in Temporary Investments, BHV will not at such times be in a position to achieve its investment objective of tax-exempt income.

Short-term taxable fixed-income investments include, without limitation, the following:

(1) U.S. Government Securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government Securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by BHV may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time BHV purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for BHV during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for BHV to invest temporarily available cash. BHV may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which BHV may invest. BHV expects to enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Investment Advisor, present minimal credit risk. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to BHV is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that BHV is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, BHV could incur a loss of both principal and interest. The Investment Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to BHV. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of BHV to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between BHV and a corporation. There is no secondary market for such notes. However, they are redeemable by BHV at any time. The Investment Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because BHV’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. Short-term tax-exempt fixed-income securities include, without limitation, the following:

(1) Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

(2) Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

(3) Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

(4) Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

(5) Bank Notes are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

(6) Tax-Exempt Commercial Paper (“municipal paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and BHV may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Leverage

BHV may utilize leverage to seek to enhance the yield and NAV of its Common Shares. However, this objective cannot be achieved in all interest rate environments. BHV currently leverages its assets through the use of VRDP Shares and tender option bonds. See “The Acquiring Fund’s Investments—Investment Objective and Policies—Leverage—Tender Option Bond Transactions” for additional information regarding tender option bonds. The use of leverage can create risks. The NAV and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. Changes in the value of the BHV’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. If there is a net decrease or increase in the value of BHV’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent than if BHV did not utilize leverage. A reduction in BHV’s NAV may cause a reduction in the market price of its shares. During periods in which BHV is using leverage, the fee paid to the Investment Advisor for advisory services will be higher than if BHV did not use leverage, because the fee is calculated as a percentage of the BHV’s net assets, which include those assets purchased with leverage. Any leveraging strategy BHV employs may not be successful. [See “General Risks of Investing in the Acquiring Fund—Leverage Risk.” See also “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk”] for details about the risks associated with BHV’s use of TOB Residuals.

Certain types of leverage BHV currently expects to use may result in BHV being subject to covenants relating to asset coverage and portfolio composition requirements. BHV may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by BHV. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing BHV’s portfolio in accordance with its investment objectives and policies.

Under the 1940 Act, BHV is not permitted to issue senior securities if, immediately after the issuance of such senior securities, BHV would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, BHV is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred stock (i.e., for every dollar of preferred stock outstanding, BHV is required to have at least two dollars of assets). The 1940 Act also provides that BHV may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of BHV.

Strategic Transactions

See “The Acquiring Fund’s Investments—Investment Objective and Policies—Strategic Transactions” for additional information regarding the types of Strategic Transactions in which BHV may engage, except that BHV does not engage the interest rate swap transactions described in such sub-section of this Proxy Statement.

Short Sales

BHV may make short sales of municipal bonds. A short sale is a transaction in which BHV sells a security it does not own in anticipation that the market price of that security will decline. BHV may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain. When BHV makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. BHV may have to pay a fee to borrow particular securities and is often obligated to pay over to the securities lender any income, distributions or dividends received on such borrowed securities until it returns the security to the securities lender. The obligation to replace the borrowed security will be secured by collateral deposited with the securities lender, usually cash, U.S. Government securities or other liquid assets. BHV will also be required to segregate or earmark similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the securities lender regarding payment over of any income, distributions or dividends received by BHV on such security, BHV may not receive any payments (including interest) on its collateral deposited with such securities lender. If the price of the security sold short increases between the time of the short sale and the time BHV replaces the borrowed security, BHV will incur a loss; conversely, if the price declines, BHV will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although BHV’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. Short sales, even if covered, may represent a form of economic leverage and will create risks.

Restricted and Illiquid Securities

Certain of BHV’s investments may be illiquid. Illiquid securities are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by BHV in determining its NAV. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Reverse Repurchase Agreements

BHV may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. See “The Acquiring Fund’s Investments—Investment Objective and Policies—Leverage—Reverse Repurchase Agreements” for additional information regarding reverse repurchase agreements.

Borrowings

BHV reserves the right to borrow funds to the extent permitted as described under its investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of BHV. Borrowing is a form of leverage and, in that respect, entails risks comparable to those associated with the issuance of VRDP Shares.

Lending of Securities

BHV may lend portfolio securities to certain borrowers determined to be creditworthy by the Investment Advisor, including to borrowers affiliated with the Investment Advisor. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan will be made on behalf of BHV if, as a result, the aggregate value of all securities loans of BHV exceeds one-third of the value of BHV’s total assets (including the value of the collateral received). BHV may terminate a loan at any time and obtain the return of the securities loaned. BHV receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. BHV is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, BHV is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by BHV for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an affiliate of the Investment Advisor or in registered money market funds advised by the Investment Advisor or their affiliates; such investments are subject to investment risk.

BHV conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with BHV and to retain an affiliate of BHV as lending agent. To the extent that BHV engages in securities lending, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Investment Advisor, acts as securities lending agent for BHV, subject to the overall supervision of the Investment Advisor. BIM administers the lending program in accordance with guidelines approved by the Board.

To the extent BHV engages in securities lending, BHV retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment expenses as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BIM bears all operational costs directly related to securities lending. BHV is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Investment Advisor or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. In addition, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by BHV. Such shares also will not be subject to a sales load, distribution fee or service fee. If the private investment company’s weekly liquid assets fall below 30% of its total assets, BIM, as managing member of the private investment company, is permitted at any time, if it determines it to be in the best interests of the private investment company, to impose a liquidity fee of up to 2% of the value of units withdrawn or impose a redemption gate that temporarily suspends the right of withdrawal out of the private investment company. In addition, if the private investment company’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the private investment company will impose a liquidity fee in the default amount of 1% of the amount withdrawn, generally effective as of the next business day, unless BIM determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the private investment company. The shares of the private investment company purchased by BHV would be subject to any such liquidity fee or redemption gate imposed.

Under the securities lending program, BHV is categorized into a specific asset class. The determination of BHV’s asset class category (fixed-income, domestic equity, international equity, or fund of funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to between BHV and BIM.

[Pursuant to the current securities lending agreement: (i) if BHV were to engage in securities lending, BHV retains 82% of securities lending income (which excludes collateral investment expenses), and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.]

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, BHV, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows: (i) if BHV were to engage in securities lending, 85% of securities lending income (which excludes collateral investment expenses); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

BKN’s Investment Objective and Policies

BKN’s investment objective is to provide high current income exempt from regular federal income tax consistent with the preservation of capital. No assurance can be given that BKN will achieve its investment objective. As a matter of fundamental policy, under normal market conditions, BKN will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax). “Managed Assets” means BKN’s total assets (including any assets attributable to money borrowed for investment purposes) minus the sum of BKN’s accrued liabilities (other than money borrowed for investment purposes). BKN may invest directly in securities or synthetically through the use of derivatives. BKN cannot change its investment objectives or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including BKN’s VMTP Shares, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the

VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

BKN’s investment policies provide that, under normal market conditions, BKN will invest at least 80% of its Managed Assets in investment quality securities. For the purposes of the foregoing policy, an investment quality security is a security that is rated BBB or Baa or higher by Moody’s, (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB) (currently AAA, AA, A and BBB) or another nationally recognized rating agency or, if unrated, deemed to be of comparable quality by the Investment Advisor. Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade Municipal Bonds. “Municipal Bonds” means municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax). In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Investment Advisor takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

BKN may invest up to 20% of its Managed Assets, measured at the time of investment, in securities rated BB/Ba or B by Moody’s S&P, Fitch or another nationally recognized rating agency or, if unrated, deemed to be of comparable credit quality by the Investment Advisor. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

The foregoing credit quality policies apply only at the time a security is purchased, and BKN is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Investment Advisor may consider such factors as the Investment Advisor’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that BKN disposes of a portfolio security subsequent to its being downgraded, BKN may experience a greater risk of loss than if such security had been sold prior to such downgrade.

BKN does not ordinarily invest more than 25% of its managed assets (taken at market value) in municipal obligations whose issuers are located in the same state.

In addition, BKN may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce BKN’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of BKN’s common shares. BKN may purchase insured bonds and may purchase insurance for bonds in its portfolio.

BKN may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in BKN to an alternative minimum tax. The percentage of BKN’s total assets invested in PABs will vary from time to time. BKN expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The average maturity of BKN’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. BKN’s portfolio at any given time may include both long- term and intermediate-term Municipal Bonds.

BKN’s stated expectation is that it will invest in Municipal Bonds that, in the Investment Advisor’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Investment Advisor, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Investment Advisor, are worth more than the value assigned to them in the marketplace. The Investment Advisor may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Investment Advisor may purchase those bonds for BKN’s portfolio because they represent a market sector or issuer that the Investment Advisor considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. BKN’s investment in underrated or undervalued Municipal Bonds will be based on the Investment Advisor’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by BKN will generally result in capital gain distributions subject to federal capital gains taxation.

BKN ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, BKN may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by BKN.

Description of Municipal Bonds

See “The Acquiring Fund’s Investments—Description of Municipal Bonds” for additional information regarding the types of municipal bonds in which BKN invests.

The Municipal Bonds in which BKN invests pay interest or income that, in the opinion of bond counsel to the issuer, is exempt from regular Federal income tax. The Manager does not conduct its own analysis of the tax status of the interest or income paid by Municipal Bonds held by BKN, but will rely on the opinion of counsel to the issuer of each such instrument. BKN may also invest in Municipal Bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular Federal income tax. In addition to the types of Municipal Bonds described in this Prospectus, BKN may invest in other securities that pay interest or income that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. BKN treats all of such tax-exempt securities as Municipal Bonds.

Leverage

BKN currently leverages its assets through the use of VMTP Shares and TOB Residuals. For the fiscal year ended April 30, 2022, the average liquidation value of the VMTP Shares outstanding was $125,900,000 and the average annual dividend rate on the VMTP Shares was 1.07%. BKN currently does not intend to borrow money or issue debt securities. BKN is, however, permitted to borrow money (including by investing in TOB Residuals) or issue debt securities in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), issue preferred shares in an amount up to 50% of its Managed Assets (100% of its net assets) and enter into derivative instruments with leverage embedded in them in a limited manner or subject to a limit on leverage risk calculated based on value-at-risk, as required by Rule 18f-4 under the 1940 Act. Although it has no present intention to do so, BKN reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with BKN’s investment objective and policies.

The use of leverage, if employed, can create risks. The NAV and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. Changes in the value of BKN’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. If there is a net decrease or increase in the value of BKN’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent than if BKN did not utilize leverage. A reduction in BKN’s NAV may cause a reduction in the market price of its shares. During periods in which BKN is using leverage, the fee paid to the Manager for advisory services will be higher than if BKN did not use leverage, because the fees paid will be calculated on the basis of BKN’s Managed Assets, which includes the proceeds from leverage. Any leveraging strategy BKN employs may not be successful.

Certain types of leverage BKN may use may result in BKN being subject to covenants relating to asset coverage and portfolio composition requirements. BKN may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by BKN. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Manager does not believe that these covenants or guidelines will impede it from managing BKN’s portfolio in accordance with its investment objective and policies if BKN were to utilize leverage.

Under the 1940 Act, BKN is not permitted to issue senior securities if, immediately after the issuance of such senior securities, BKN would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, BKN is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred shares (i.e., for every dollar of preferred shares outstanding, BKN is required to have at least two dollars of assets). The 1940 Act also provides that BKN may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed, and (iii) not in excess of 5% of the total assets of BKN.

Unless and until leverage is utilized or issued, the common shares will not be leveraged and the risks and special considerations related to leverage described herein will not apply. Such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the BKN’s investment objective and policies.

Preferred Shares

BKN has leveraged its portfolio by issuing VMTP Shares. Under the 1940 Act, BKN is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of BKN’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of BKN’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, BKN would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of BKN’s assets less liabilities other than borrowings is at least 200% of such liquidation value. [Please see “Information About the Preferred Shares of the Fund—Description of BKN VMTP Shares” for a description of BKN’s VMTP Shares.]

For tax purposes, BKN is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between its common shares and preferred shares outstanding in proportion to total dividends paid to each class for the year in which or with respect to which tax-exempt income, the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to preferred shares, instead of solely tax-exempt income, BKN will likely have to pay higher total dividends to preferred shareholders or make special payments to preferred shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the common shareholders but would increase the portion of the dividend that is tax-exempt. If the increase in dividend payments or the special payments to preferred shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the common shareholders, the advantage of BKN’s leveraged structure to common shareholders will be reduced.

Tender Option Bonds

BKN currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. See “The Acquiring Fund’s Investments—Investment Objective and Policies—Leverage—Tender Option Bond Transactions” for additional information regarding tender option bonds.

Credit Facility

BKN is permitted to leverage its portfolio by entering into one or more credit facilities. If BKN enters into a credit facility, BKN may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. BKN would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, BKN expects that any credit facility would contain covenants that, among other things, likely would limit BKN’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. BKN may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. BKN expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that BKN will enter into an agreement for a credit facility or one on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.

Reverse Repurchase Agreements

Borrowings may be made by BKN through reverse repurchase agreements under which BKN sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at an agreed upon date and price. See “The Acquiring Fund’s Investments—Investment Objective and Policies—Leverage—Reverse Repurchase Agreements” for additional information regarding reverse repurchase agreements.

Derivatives

BKN may enter into derivative transactions that have leverage embedded in them. Derivative transactions that BKN may enter into and the risks associated with them are described elsewhere in this Prospectus and are also referred to as “Strategic Transactions.” BKN cannot assure you that investments in derivative transactions that have leverage embedded in them will result in a higher return on its common shares. Under Rule 18f-4 under the 1940 Act, among other things, BKN must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. See [“General Risks of Investing in the Acquiring Fund—Rule 18f-4 Under the 1940 Act.”]

Temporary Borrowings

BKN may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Strategic Transactions

See “The Acquiring Fund’s Investments—Investment Objective and Policies—Strategic Transactions” for additional information regarding the types of Strategic Transactions in which BHV may engage, except that BHV does not engage the interest rate swap transactions described in such sub-section of this Proxy Statement.

MIY’s Investment Objective and Policies

MIY’s investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. MIY seeks to achieve its investment objective by investing at least 80% of an aggregate of MIY’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of Michigan, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from Michigan income taxes (“Michigan Municipal Bonds”). MIY also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not excludable from gross income for Michigan income tax purposes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes Michigan Municipal Bonds. The Fund may invest directly in such securities or synthetically through the use of derivatives. In general, MIY does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from Michigan income taxes. From time to time, MIY may realize taxable capital gains. MIY’s investment objective and its policy of investing at least 80% of an aggregate of MIY’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of MIY (as defined in the 1940 Act. There can be no assurance that MIY’s investment objective will be realized.

MIY may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in MIY to an alternative minimum tax. The percentage of MIY’s total assets invested in PABs will vary from time to time.

Under normal market conditions, MIY expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB) or are considered by the Investment Advisor to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Investment Advisor takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect MIY against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect MIY or its shareholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Advisor, to other obligations in which MIY may invest.

MIY may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Investment Advisor to be of comparable quality, at the time of purchase, subject to MIY’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

All percentage and ratings limitations on securities in which MIY may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded MIY’s initial investment in such security. In the event that MIY disposes of a portfolio security subsequent to its being downgraded, MIY may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of MIY’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. MIY’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

The NAV of the shares of common stock of a closed-end investment company, such as MIY, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in NAV are likely to be greater in the case of a fund having a leveraged capital structure, such as MIY.

For temporary periods or to provide liquidity, MIY has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, MIY reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Investment Advisor, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. MIY also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. MIY’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of MIY without the approval of MIY’s stockholders. MIY is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

MIY may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if MIY receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from Michigan income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by MIY’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

MIY ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, MIY may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by MIY.

Description of Municipal Bonds

See “The Acquiring Fund’s Investments—Description of Municipal Bonds” for additional information regarding the types of municipal bonds in which MIY invests.

Leverage

MIY may utilize leverage to seek to enhance the yield and NAV of its Common Shares. However, this objective cannot be achieved in all interest rate environments. MIY currently leverages its assets through the use of VRDP Shares and tender option bonds. The use of leverage can create risks. The NAV and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. Changes in the value of MIY’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. If there is a net decrease or increase in the value of MIY’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent than if MIY did not utilize leverage. A reduction in MIY’s NAV may cause a reduction in the market price of its shares. During periods in which MIY is using leverage, the fee paid to the Investment Advisor for advisory services will be higher than if MIY did not use leverage, because the fee is calculated as a percentage of MIY’s net assets, which include those assets purchased with leverage. Any leveraging strategy MIY employs may not be successful. [See “General Risks of Investing in the Acquiring Fund—Leverage Risk.” See also “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk”] for details about the risks associated with MIY’s use of TOB Residuals.

Certain types of leverage MIY currently expects to use may result in MIY being subject to covenants relating to asset coverage and portfolio composition requirements. MIY may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by MIY. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing MIY’s portfolio in accordance with its investment objectives and policies.

Under the 1940 Act, MIY is not permitted to issue senior securities if, immediately after the issuance of such senior securities, MIY would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, MIY is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred stock (i.e., for every dollar of preferred stock outstanding, MIY is required to have at least two dollars of assets). The 1940 Act also provides that MIY may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of MIY.

Credit Facility. MIY may leverage its portfolio by entering into one or more credit facilities. If MIY enters into a credit facility, MIY may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. MIY would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, MIY expects that any credit facility would contain covenants that, among other things, likely would limit MIY’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. MIY may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. MIY expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurances that MIY will enter into an agreement for a credit facility, or one on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms, by the issuance of preferred shares or debt securities or by the use of other forms of leverage.

Reverse Repurchase Agreements. MIY may enter into reverse repurchase agreements with respect to its portfolio investments subject to MIY’s investment restrictions. See “The Acquiring Fund’s Investments—Investment Objective and Policies—Leverage—Reverse Repurchase Agreements” for additional information regarding reverse repurchase agreements.

Dollar Rolls

MIY may enter into “dollar roll” transactions. See “The Acquiring Fund’s Investments—Investment Objective and Policies—Leverage—Dollar Rolls” for additional information regarding dollar rolls.

Derivatives

MIY may enter into derivative transactions that have leverage embedded in them. Derivative transactions that MIY may enter into and the risks associated with them are described elsewhere in this Prospectus and are also referred to as “Strategic Transactions.” MIY cannot assure you that investments in derivative transactions that have leverage embedded in them will result in a higher return on its Common Shares. Under Rule 18f-4 under the 1940 Act, among other things, MIY must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. See [“General Risks of Investing in the Acquiring Fund—Rule 18f-4 Under the 1940 Act].

Temporary Borrowings

MIY may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of MIY’s securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of MIY’s total assets.

Tender Option Bond Transactions

MIY currently leverages its assets through the use of residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. See “The Acquiring Fund’s Investments—Investment Objective and Policies—Leverage—Tender Option Bond Transactions” for additional information regarding tender option bonds.

Strategic Transactions

See “The Acquiring Fund’s Investments—Investment Objective and Policies—Strategic Transactions” for additional information regarding the types of Strategic Transactions in which MIY may engage

Other Investment Policies

MIY has adopted certain other policies as set forth below.

Temporary Investments

MIY may invest in short-term tax-exempt and taxable securities subject to the limitations set forth above. The tax-exempt money market securities may include municipal notes, municipal commercial paper, Municipal Bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which MIY may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. MIY may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

Credit Default Swap Agreements

MIY may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by MIY.

The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value), if the swap is cash settled. MIY may be either the buyer or seller in the transaction. If MIY is a buyer and no credit event occurs, MIY may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, MIY generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six (6) months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, MIY would effectively add leverage to its portfolio because, in addition to its total net assets, MIY would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if MIY had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. MIY will enter into credit default swap agreements only with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

VRDOs and Participating VRDOs

VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the SIFMA Municipal Swap Index or some other appropriate interest rate adjustment index. MIY may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short term maturity and quality standards.

Participating VRDOs provide MIY with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days’ notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. MIY would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. It is contemplated that MIY will not invest more than 20% of its assets in Participating VRDOs.

VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. The Directors may adopt guidelines and delegate to the Investment Advisor the daily function of determining and monitoring liquidity of such VRDOs.

The Temporary Investments, VRDOs and Participating VRDOs in which MIY may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Investment Advisor. In addition, MIY reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Investment Advisor, market conditions warrant.

Repurchase Agreements

MIY may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer or an affiliate thereof, in U.S. Government securities. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during MIY’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The risk to MIY is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but MIY might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by MIY may be delayed or limited. The Investment Advisor will monitor the value of the collateral at the time the transaction is entered into and throughout the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax exempt interest. The treatment of purchase and sales contracts is less certain.

MPA’s Investment Objective and Policies

MPA’s investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. MPA seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of MPA’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of Pennsylvania, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from Pennsylvania income taxes (“Pennsylvania Municipal Bonds”). MPA also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not excludable from gross income for Pennsylvania income tax purposes (“Municipal Bonds”). Unless otherwise noted, the term “Municipal Bonds” also includes Pennsylvania Municipal Bonds. MPA may invest directly in securities or synthetically through the use of derivatives. In general, MPA does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from Pennsylvania income taxes. From time to time, MPA may realize taxable capital gains.

MPA’s investment objective and its policy of investing at least 80% of an aggregate of MPA’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in Pennsylvania Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of MPA (as defined in the 1940 Act). There can be no assurance that MPA’s investment objective will be realized.

MPA may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in MPA to an alternative minimum tax. The percentage of MPA’s total assets invested in PABs will vary from time to time.

Under normal market conditions, MPA expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which MPA may invest. Insurance is expected to protect MPA against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect MPA or its shareholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which MPA may invest.

MPA may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Manager to be of comparable quality, at the time of purchase, subject to MPA’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

All percentage and ratings limitations on securities in which MPA may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded MPA’s initial investment in such security. In the event that MPA disposes of a portfolio security subsequent to its being downgraded, MPA may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of MPA’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. MPA’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.

The NAV of the shares of common stock of a closed-end investment company, such as MPA, which invests primarily in fixed-income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in. response to interest rate changes than do shorter term securities. These changes in NAV are likely to be greater in the case of a fund having a leveraged capital structure, such as MPA.

For temporary periods or to provide liquidity, MPA has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, MPA reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. MPA also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. MPA’s hedging strategies are not fundamental policies and may be modified by the Board of Trustees of MPA without the approval of MPA’s shareholders. MPA is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

MPA may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if MPA receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from Pennsylvania income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by MPA’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

MPA ordinarily does not intend to realize significant investment income not exempt from federal and Pennsylvania income taxes. From time to time, MPA may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by MPA.

Description of Municipal Bonds

See “The Acquiring Fund’s Investments—Description of Municipal Bonds” for additional information regarding the types of municipal bonds in which MPA invests.

The Municipal Bonds in which MPA invests pay interest or income that, in the opinion of bond counsel to the issuer, is exempt from regular Federal income tax. The Manager does not conduct its own analysis of the tax status of the interest or income paid by Municipal Bonds held by MPA, but will rely on the opinion of counsel to the issuer of each such instrument. MPA may also invest in municipal securities issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular Federal income tax. In addition to the types of Municipal Bonds described herein, MPA may invest in other securities that pay interest or income that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. MPA treats all of such tax-exempt securities as municipal securities.

Leverage

MPA may utilize leverage to seek to enhance the yield and NAV of its common shares. However, this objective cannot be achieved in all interest rate environments. MPA currently leverages its assets through the use of VRDP Shares and tender option bonds. The use of leverage can create risks. The NAV and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. Changes in the value of the MPA’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. If there is a net decrease or increase in the value of MPA’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent than if MPA did not utilize leverage. A reduction in MPA’s NAV may cause a reduction in the market price of its shares. During periods in which MPA is using leverage, the fee paid to the Manager for advisory services will be higher than if MPA did not use leverage, because the fee is calculated as a percentage of MPA’s net assets, which include those assets purchased with leverage. Any leveraging strategy MPA employs may not be successful. [See “General Risks of Investing in the Acquiring Fund—Leverage Risk.” See also “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk”] for details about the risks associated with MPA’s use of TOB Residuals.

Certain types of leverage MPA currently expects to use may result in MPA being subject to covenants relating to asset coverage and portfolio composition requirements. MPA may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by MPA. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Manager does not believe that these covenants or guidelines will impede it from managing MPA’s portfolio in accordance with its investment objectives and policies.

Under the 1940 Act, MPA is not permitted to issue senior securities if, immediately after the issuance of such senior securities, MPA would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, MPA is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred stock (i.e., for every dollar of preferred stock outstanding, MPA is required to have at least two dollars of assets). The 1940 Act also provides that MPA may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of MPA.

Derivatives. MPA may enter into derivative transactions that have leverage embedded in them. Derivative transactions that MPA may enter into and the risks associated with them are described elsewhere in this Prospectus and are also referred to as “Strategic Transactions.” MPA cannot assure you that investments in derivative transactions that have leverage embedded in them will result in a higher return on its Common Shares. Under Rule 18f-4 under the 1940 Act, among other things, MPA must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. See [“General Risks of Investing in the Acquiring Fund—Rule 18f-4 Under the 1940 Act.”]

Temporary Borrowings. MPA may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of MPA securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of MPA’s total assets.

Tender Option Bond Transactions

MPA currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. See “The Acquiring Fund’s Investments—Investment Objective and Policies—Leverage—Tender Option Bond Transactions” for additional information regarding tender option bonds.

Strategic Transactions

See “The Acquiring Fund’s Investments—Investment Objective and Policies—Strategic Transactions” for additional information regarding the types of Strategic Transactions in which MPA may engage.

Other Investment Policies

MPA has adopted certain other policies as set forth below.

Temporary Investments

MPA may invest in short-term tax-exempt and taxable securities subject to the limitations set forth above. The tax-exempt money market securities may include municipal notes, municipal commercial paper, Municipal Bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which MPA may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. MPA may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

Short-term taxable fixed-income investments include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by MPA may not be fully insured by the FDIC.

(3) Repurchase agreements, which involve purchases of debt securities. At the time MPA purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for MPA during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for MPA to invest temporarily available cash. MPA may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which MPA may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to MPA is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that MPA is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, MPA could incur a loss of both principal and interest. BlackRock monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. BlackRock does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to MPA. If the seller were to be subject to a federal bankruptcy proceeding, the ability of MPA to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between MPA and a corporation. There is no secondary market for such notes. However, they are redeemable by MPA at any time. BlackRock will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because MPA’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed-income securities include, without limitation, the following:

(1) Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

(2) Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

(3) Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

(4) Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

(5) Bank Notes are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

(6) Tax-Exempt Commercial Paper (“municipal paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and MPA may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Credit Default Swap Agreements

MPA may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by MPA. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value), if the swap is cash settled. MPA may be either the buyer or seller in the transaction. If MPA is a buyer and no credit event occurs, MPA may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, MPA generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six (6) months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, MPA would effectively add leverage to its portfolio because, in addition to its total net assets, MPA would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if MPA had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. MPA will enter into credit default swap agreements only with counterparties the Manager believes to be creditworthy at the time they enter into such transactions. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. MPA’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to MPA).

VRDOs and Participating VRDOs

VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven (7) days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the SIFMA Municipal Swap Index or some other appropriate interest rate adjustment index. MPA may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy its short-term maturity and quality standards.

Participating VRDOs provide MPA with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days’ notice, not to exceed seven (7) days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. MPA would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. It is contemplated that MPA will not invest more than 20% of its assets in Participating VRDOs.

The Temporary Investments, VRDOs and Participating VRDOs in which MPA may invest will be in the following rating categories at the time of purchase: MIG-lNMIG-1 through MIG-3NMIG-3 for notes and VRDOs and Prime-I through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or Fl through F3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Manager. In addition, MPA reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Manager, market conditions warrant.

Repurchase Agreements

MPA may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer or an affiliate thereof, in U.S. Government securities. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during MPA’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The risk to MPA is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but MPA might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by MPA may be delayed or limited. BlackRock will monitor the value of the collateral at the time the transaction is entered into and throughout the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, BlackRock will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax exempt interest. The treatment of purchase and sales contracts is less certain.

INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

Common shareholders of each Fund are entitled to share pro rata in dividends declared by such Fund’s Board as payable to holders of the Fund’s common shares and in the net assets of the Fund available for distribution to holders of the common shares. Common shareholders do not have preemptive or conversion rights and each Fund’s common shares are not redeemable. Voting rights are identical for the common shareholders of each Fund. Common shareholders of each Fund are entitled to one vote for each Share held by them and do not have any preemptive or preferential right to purchase or subscribe to any Shares of such Fund. Each Fund’s common shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s common shares voting for the election of Board Members can elect all of the Board Members standing for election by such holders, and, in such event, the holders of the Fund’s remaining common shares will not be able to elect any Board Members. The outstanding BHV, BKN, MIY, MPA and Acquiring Fund common shares are fully paid and non-assessable, except that the Board of each Fund has the power to cause common shareholders to pay certain expenses of the applicable Fund by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed the common shareholders and/or by reducing the number of common shares owned by each respective common shareholder. Whenever preferred shares, including VRDP Shares or VMTP Shares, as applicable, are outstanding, a Fund may not declare a dividend or distribution to common shareholders (other than a distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, common shares or other shares, if any, ranking junior to the preferred shares, as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the Fund) or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares) unless all accumulated dividends on preferred shares have been paid and the Fund has redeemed the full number of any shares of preferred required to be redeemed, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Purchase and Sale of Common Shares

Purchase and sale procedures for the common shares of each of the Funds are identical. Each Fund has its common shares listed on the NYSE. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of each of the Funds through privately negotiated transactions with existing common shareholders. Set forth below is information about each Fund’s common shares as of [●], 2023.

Fund	Title of Class	Amount Authorized		Amount Held by Fund for its Own Account		Amount Outstanding Exclusive of Amount Shown in Previous Column
BHV	Common Shares	Unlimited		[	•]	[	•]
BKN	Common Shares	[199,992,879	]	[	•]	[	•]
MIY	Common Shares	[199,992,081	]	[	•]	[	•]
MPA	Common Shares	Unlimited		[	•]	[	•]
Acquiring Fund (MYI)	Common Shares	[199,973,636	]	[	•]	[	•]

Common Share Price Data

The following tables set forth the high and low market prices for common shares of each Fund on the NYSE for each full quarterly period within each Fund’s two most recent fiscal years and each full quarter since the beginning of each Fund’s current fiscal year, if any, along with the NAV and discount or premium to NAV for each quotation.

BHV	Market Price		NAV		Premium/(Discount) to NAV
Period Ended[1]	High	Low	High	Low	High	Low
7/31/2023	$10.83	$10.44	$12.45	$12.06	(13.01)%	(13.43)%
4/30/2023	$12.04	$10.70	$12.84	$12.35	(5.42)%	(13.83)%
1/31/2023	$12.04	$10.83	$13.02	$11.29	(7.53)%	(4.07)%
10/31/2022	$15.00	$11.03	$13.29	$11.25	13.64%	(1.96)%
7/31/2022	$14.51	$11.88	$12.97	$12.36	11.87%	(3.92)%
5/31/2022	$21.18	$12.03	$13.88	$12.68	52.59%	(5.13)%
2/28/2022	$19.73	$17.60	$15.37	$14.96	28.62%	17.63%
11/30/2021	$19.25	$17.09	$15.73	$15.45	22.38%	10.61%

[1]

Effective July 31, 2022, BHV changed its fiscal year end from August 31 to July 31. The table above sets forth the high and low market prices for common shares of BHV for each full quarterly period within the fiscal year ended July 31, 2023, the fiscal period ended July 31, 2022 and the fiscal quarters ended May 31, 2022, February 28, 2022 and November 30, 2021.

BKN	Market Price		NAV		Premium/(Discount) to NAV
Period Ended[1]	High	Low	High	Low	High	Low
7/31/2023	$11.77	$11.11	$13.18	$12.81	(10.22)%	(13.27)%
4/30/2023	$13.05	$11.54	$13.43	$13.12	(2.83)%	(12.04)%
1/31/2023	$12.81	$10.88	$12.99	$11.90	(0.62)%	(8.57)%
10/31/2022	$16.19	$10.86	$13.76	$11.71	17.66%	(7.89)%
7/31/2022	$16.53	$13.05	$13.44	$13.08	22.99%	(0.23)%
4/30/2022	$16.76	$13.64	$15.46	$14.20	8.41%	(3.94)%
1/31/2022	$18.20	$15.86	$16.25	$16.05	11.97%	(1.18)%
10/31/2021	$18.78	$17.13	$16.82	$16.26	11.65%	5.35%
7/31/2021	$19.90	$17.81	$16.87	$16.68	19.30%	5.57%

[1]

Effective July 31, 2022, BKN changed its fiscal year end from April 30 to July 31. The table above sets forth the high and low market prices for common shares of BHV for each full quarterly period within the fiscal year ended July 31, 2023, the fiscal period ended July 31, 2022 and each full quarterly period within the fiscal year ended April 30, 2022.

MIY	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
7/31/2023	$11.28	$10.75	$12.86	$12.61	(12.29)%	(14.75)%
4/30/2023	$12.03	$10.96	$13.24	$12.76	(9.14)%	(14.71)%

MIY	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
1/31/2023	$11.98	$10.63	$13.16	$11.88	(8.97)%	(10.52)%
10/31/2022	$13.86	$10.67	$13.58	$11.82	2.06%	(9.73)%
7/31/2022	$13.74	$12.55	$13.61	$13.41	0.96%	(6.41)%
4/30/2022	$14.50	$12.41	$15.11	$13.79	(4.04)%	(10.01)%
1/31/2022	$15.50	$14.15	$15.66	$15.30	(0.96)%	(7.52)%
10/31/2021	$15.98	$15.05	$16.05	$15.54	(0.44)%	(3.15)%

MPA	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
7/31/2023	$11.83	$11.13	$13.08	$13.19	(9.55)%	(15.62)%
4/30/2023	$11.83	$11.16	$13.33	$13.11	(11.25)%	(14.87)%
1/31/2023	$11.56	$10.28	$13.37	$12.09	(13.54)%	(14.97)%
10/31/2022	$14.13	$10.23	$13.91	$11.93	1.58%	(14.25)%
7/31/2022	$13.54	$12.39	$13.92	$13.34	(2.77)%	(7.12)%
4/30/2022	$14.99	$12.32	$15.67	$13.84	(4.34)%	(10.98)%
1/31/2022	$17.27	$14.54	$16.29	$15.91	6.02%	(8.61)%
10/31/2021	$16.76	$15.82	$16.66	$16.08	0.60%	(3.65)%

Acquiring Fund (MYI)	Market Price		NAV		Premium/(Discount) to NAV
Period Ended	High	Low	High	Low	High	Low
7/31/2023	$11.24	$10.59	$12.55	$12.19	(10.44)%	(13.13)%
4/30/2023	$11.59	$10.79	$12.87	$12.28	(9.95)%	(13.05)%
1/31/2023	$11.60	$9.99	$12.76	$11.41	(9.09)%	(12.45)%
10/31/2022	$12.38	$10.00	$12.97	$11.31	(4.55)%	(11.58)%
7/31/2022	$12.24	$11.10	$13.04	$12.19	(6.13)%	(8.94)%
4/30/2022	$13.66	$11.66	$14.68	$12.95	(6.95)%	(9.96)%
1/31/2022	$14.82	$13.45	$15.33	$14.58	(3.20)%	(7.75)%
10/31/2021	$15.16	$14.22	$15.51	$15.10	(2.07)%	(5.83)%

[For the periods shown in the tables above, the common shares of [●] and [●] have traded at both a premium and a discount and [●] and [●] have each traded at a discount.]

The common shares of each Fund have historically traded at both a premium and a discount. The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of [●], 2023.

Fund	Market Price			NAV			Premium/ (Discount) to NAV
BHV	$	[	●]	$	[	●]	[	●]%
BKN	$	[	●]	$	[	●]	[	●]%
MIY	$	[	●]	$	[	●]	[	●]%
MPA	$	[	●]	$	[	●]	[	●]%

To the extent BHV, BKN, MIY or MPA’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Merger, BHV, BKN, MIY or MPA’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent BHV, BKN, MIY or MPA’s common shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Merger, BHV, BKN, MIY or MPA’s common shareholders may be negatively impacted if its Merger is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Merger discount (or premium) of the Acquiring Fund common shares improves.

There can be no assurance that, after the Mergers, common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the Mergers. Upon consummation of the Mergers, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares. In the Mergers, common shareholders of BHV, BKN, MIY and MPA will receive Acquiring Fund common shares based on the relative NAVs (not the market values) of the respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of each respective Fund prior to the Mergers.

Common Share Dividend History

During the two most recent fiscal years, each Fund has made monthly cash distributions to holders of the Fund’s common shares and the aggregate amount of distributions declared during this period by the Acquiring Fund, BHV, BKN, MIY and MPA was $0.618, $0.546, $0.672, $0.618 and $0.660 per common share, respectively for the fiscal year ended 2022 and $0.508, $0.383, $0.575, $0.494, and $0.470 per common share, respectively for the fiscal year ended 2023. Whenever preferred shares, including VRDP Shares or VMTP Shares, as applicable, are outstanding, a Fund may not declare a dividend or distribution to common shareholders (other than a distribution in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Record Holders of Common Shares

As of [●], 2023, each Fund had the following number of common shareholders:

Title of Class	Number of BHV Record Holders	Number of BKN Record Holders	Number of MIY Record Holders	Number of MPA Record Holders	Number of MYI Record Holders
Common Stock	[●]	[●]	[●]	[●]	[●]

EXPENSE TABLE FOR COMMON SHAREHOLDERS

The purpose of the comparative fee table below is to assist shareholders of each Fund in understanding the various costs and expenses of investing in common shares of each Fund and Combined Fund. The information in the table reflects (i) the fees and expenses incurred by each of BHV, BKN, MIY, MPA and the Acquiring Fund during the 12-month period ended July 31, 2023 (audited); (ii) the pro forma expenses of the Combined Fund for the 12-month period ended July 31, 2023 assuming only the Merger of BHV into the Acquiring Fund had taken place on August 1, 2022, which represents the combination of completed Mergers presented in this Proxy Statement that would result in the highest Total Expense Ratio (excluding interest expense) for the Combined Fund; and (iii) the pro forma expenses for the 12-month period ended July 31, 2023 for the Combined Fund assuming all of the Mergers took place on August 1, 2022, which represents, in the Investment Advisor’s view, the most likely combination of the Mergers and the combination of the Mergers that would result in the lowest Total Expense Ratio for the Combined Fund.

The level of expense savings (or increases) will vary depending upon the combination of the Funds in the Mergers and the resulting size of the Combined Fund, and furthermore, there can be no assurance that future expenses will not increase or that any expense savings for any Fund will be realized. Because each of the Mergers may occur whether or not the other Merger is approved, several combinations are possible, and the pro forma effects on operating expenses for all possible combinations are not illustrated in the table below. As noted above, however, the scenarios presented below capture the high and low range of possible pro forma outcomes for the Mergers presented in this Proxy Statement.

	BHV	BKN	MIY	MPA	Acquiring Fund (MYI)	Combined Fund (BHV into MYI)	Combined Fund (BHV, BKN, MIY and MPA into MYI)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares(1)	None	None	None	None	None	None	None
Dividend Reinvestment Plan Fees(2)	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares
Dividend Reinvestment Plan Sale Transaction Fee(2)	$2.50	$2.50	—	$2.50	$2.50	$2.50	$2.50
Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Investment Management Fees(3)(4)	1.10%	0.57%	0.81%	0.78%	0.83%	0.83%(5)	0.82%(5)
Other Expenses	0.87%	0.36%(3)	0.10%	0.18%	0.06%	0.06%	0.05%
Interest Expense(6)	2.46%	2.47%	2.36%	2.06%	2.26%	2.26%	2.26%
Acquired Fund Fees and Expenses	0.03%(7)	—	—	0.01%(7)	—	—	—
Total Annual Fund Operating Expenses(6)	4.46%(7)	3.40%	3.27%	3.03%(7)	3.15%	3.15%	3.13%
Fee Waivers and/or Expense Reimbursements(4)(5)	(0.01)%	—	—	(0.01)%	—	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(4)(5)	4.45%	3.40%	3.27%	3.02%	3.15%	3.13%	3.11%

(1)

No sales load will be charged in connection with the issuance of Acquiring Fund common shares as part of the Mergers. Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(2)

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by the Fund. However, each participant will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. For BHV, BKN, MPA and the Acquiring Fund, participants that request a sale of shares will also be charged a $2.50 sales fee and pay a $0.15 per share sold fee. For MIY, participants that request a sale of shares are subject to a $0.02 per share sold brokerage commission. See “Automatic Dividend Reinvestment Plan.”

(3)

Each of MPA and MIY currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.49% of its average daily net assets, and BHV currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of its average weekly managed assets. BKN currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.35% of its average weekly managed assets, which is reflected the “Investment Management Fees” line item in the table above. BKN also pays a monthly fee at an annual contractual administration fee rate of 0.15% average weekly managed assets, which is included in the “Other Expenses” line item in the table above. Unlike for BKN, the contractual investment management fee rates for MPA, MIY, BHV and the Acquiring Fund include administrative services provided by the Investment Advisor to such Funds and such Funds do not pay separate administration fees. The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of its average daily net assets. For purposes of calculating these fees, “net assets” means the relevant Fund’s total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares) and “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining the relevant Fund’s NAV. If the Mergers are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily net assets of the Combined Fund. The Combined Fund will have a lower annual contractual investment management fee rate than BHV, the same combined annual contractual investment management and administration fee rate as BKN, a higher annual contractual investment management fee rate than MIY and MPA, and the same annual contractual investment management fee rate as the Acquiring Fund. Additionally, if any of the Mergers are consummated, the Investment Advisor has agreed to the Combined Fund Contractual Waiver through June 30, 2025, resulting in an actual investment management fee rate of 0.49% of the average daily net assets of the Combined Fund.

(4)

Each Fund and the Investment Advisor have entered into the Fee Waiver Agreement, pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Investment Advisor or its affiliates that have a contractual fee, through June 30, 2025. In addition, pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds managed by the Investment Advisor or its affiliates, through June 30, 2025. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Funds (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor.

(5)

If any of the Mergers are consummated, the Investment Advisor has contractually agreed to waive a portion of its investment management fee equal to an annual rate of 0.01% of the average daily net assets (as defined above) of the Combined Fund through June 30, 2025. The Combined Fund Contractual Waiver may be terminated prior to June 30, 2025 only by action of a majority of the Independent Board Members or by a vote of the Combined Fund’s outstanding voting securities.

(6)

The total expense table includes interest expense associated with the Funds’ investments in TOBs (also known as “inverse floaters”). Although such interest expense is actually paid by special purpose vehicles in which the Funds invest, they are recorded on the Funds’ financial statements for accounting purposes. The total expense table also includes, in interest expense, dividends associated with the VRDP Shares or VMTP Shares, as applicable, because the VRDP Shares or VMTP Shares, as applicable, are considered debt of the Funds for financial reporting purposes.

Each Fund uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of preferred shares and investment in TOBs. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by a Fund when it invests the proceeds from the leverage. In order to help you better understand the costs associated with the Funds’ leverage strategy, the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding interest expense) for the Funds are presented below:

BHV	BKN	MIY	MPA	Acquiring Fund (MYI)	Pro forma Combined Fund (BHV into MYI)	Pro forma Combined Fund (BHV, BKN, MIY and MPA into MYI)
1.99%	0.93%	0.91%	0.96%	0.89%	0.87%	0.85%

(7)

The Total Annual Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, which does not include Acquired Fund Fees and Expenses.

The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund pro forma if (i) only the BHV Merger is completed, and (ii) all of the Mergers are completed with the costs of investing in BHV, BKN, MIY, MPA and the Acquiring Fund without the Mergers. An investor in common shares would pay the following expenses on a $1,000 investment, assuming (1) the “Total Annual Fund Operating Expenses” for each Fund set forth in the total expenses table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
BHV	$45	$135	$226	$458
BKN	$34	$104	$177	$368
MIY	$33	$101	$171	$357
MPA	$31	$94	$159	$335
Acquiring Fund (MYI)	$32	$97	$165	$346
Pro forma Combined Fund (BHV into MYI)	$32	$97	$165	$346
Pro forma Combined Fund (BHV, BKN, MIY and MPA into MYI)	$31	$96	$164	$344

The examples set forth above assume common shares of each Fund were owned as of the completion of the Mergers and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

Common shareholders of each Fund will indirectly bear all or a portion of the costs of the Mergers. The expenses of the Mergers are estimated to be approximately $236,219 for BHV, $264,026 for BKN, $308,622 for MIY and $ 345,021 for MPA. For BKN, the costs of its Merger include estimated VMTP Refinancing costs of $85,000, [which are expected to be amortized over one year by the Combined Fund]. For the Acquiring Fund, the expenses of the applicable Mergers are estimated to be approximately $387,557, of which the Investment Advisor will bear approximately $219,371. The actual costs associated with the Mergers may be more or less than the estimated costs discussed herein.

VRDP Holders and VMTP Holders, as applicable, are not expected to bear any costs of the Mergers.

CAPITALIZATION TABLE

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Board of such Fund. The tables below set forth (i) the capitalization of BHV and MYI as of July 31, 2023 and the pro forma capitalization of the Combined Fund assuming only the BHV Merger was consummated as of July 31, 2023 and (ii) the capitalization of the Funds as of July 31, 2023 and the pro forma capitalization of the Combined Fund assuming all of the Merger were consummated as of July 31, 2023, which represents, in the Investment Advisor’s view, the most likely combination of the Merger and the combination of the completed Mergers that would result in the highest level of capitalization of the Combined Fund.

Capitalization of BHV and MYI as of July 31, 2023 and pro forma capitalization of the Combined Fund assuming only the BHV Merger is consummated (unaudited)

	BHV	Acquiring Fund (MYI)	Adjustments		Pro forma Combined Fund (BHV into MYI)
Net Assets Attributable to:
Common Shares(1)	$19,956,217	$844,603,863	$404,405	(2)	$864,964,485
VRDP Shares	$11,600,000	$356,400,000	—		$368,000,000
Shares Outstanding
Common Shares	1,604,577	67,505,760	(27,547	)(3)	69,082,790
VRDP Shares	116	3,564			3,680
NAV per Common Share	$12.44	$12.51	—		$12.52
Liquidation Preference per VRDP Share	$100,000	$100,000	—		$100,000

(1)	Based on the number of outstanding common shares as of July 31, 2023.

(2)

Reflects non-recurring aggregate estimated Merger expenses of $404,405, of which $236,219 was attributable to BHV and $168,186 was attributable to the Acquiring Fund. The actual costs associated with the Mergers may be more or less than the estimated costs discussed herein.

(3)	Reflects adjustments due to differences in per common share NAV.

Capitalization of each Fund as of July 31, 2023 and pro forma capitalization of the Combined Fund assuming all Mergers are consummated (unaudited)

	BHV	BKN	MIY	MPA	Acquiring Fund (MYI)	Adjustments		Pro forma Combined Fund (BHV, BKN, MIY and MPA into MYI)
Net Assets Attributable to:
Common Shares(1)	$19,956,217	$230,377,379	$378,172,725	$170,467,020	$844,603,863	$1,322,074	(2)	$1,644,899,278
VRDP or VMTP Shares	$11,600,000	$125,900,000	$231,900,000	$82,600,000	$356,400,000	—		$808,400,000

	BHV	BKN	MIY	MPA	Acquiring Fund (MYI)	Adjustments		Pro forma Combined Fund (BHV, BKN, MIY and MPA into MYI)
Shares Outstanding
Common Shares	1,604,577	17,439,148	29,232,196	13,024,822	67,505,760	2,495,932	(3	131,302,435
VRDP or VMTP Shares	116	1,259	2,319	826	3,564	—		8,084
NAV per Common Share	$12.44	$13.21	$12.94	$13.09	$12.51	$0.02		$12.53
Liquidation Preference per VRDP or VMTP Share	$100,000.00	$100,000.00	$100,000.00	$100,000.00	$100,000.00	—		$100,000.00

(1)	Based on the number of outstanding common shares as of July 31, 2023.

(2)

Reflects non-recurring aggregate estimated Merger expenses of $1,322,074, of which $236,219 was attributable to BHV, $264,026 was attributable to BKN, $308,622 was attributable to MIY, $345,021 was attributable to MPA, and $168,186 was attributable to the Acquiring Fund. The actual costs associated with the Mergers may be more or less than the estimated costs discussed herein.

(3)	Reflects adjustments due to differences in per common share NAV.

FINANCIAL HIGHLIGHTS

BlackRock Virginia Municipal Bond Trust (BHV)

The Financial Highlights table is intended to help you understand BHV’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of BHV. The total returns in the table represent the rate an investor would have earned or lost on an investment in BHV (assuming reinvestment of all dividends and/or distributions, if applicable). The information shown has been audited by [●], BHV’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2023 and the Report of the Independent Registered Public Accounting Firm thereon appear in BHV’s Annual Report for the fiscal year ended July 31, 2023, which is available upon request.

Please see next page for Financial Highlights Table

BHV Financial Highlights

[Financial Highlights to be provided in definitive proxy statement.]

BlackRock Investment Quality Municipal Trust, Inc. (BKN)

The Financial Highlights table is intended to help you understand BKN’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of BKN. The total returns in the table represent the rate an investor would have earned or lost on an investment in BKN (assuming reinvestment of all dividends and/or distributions, if applicable). The information shown has been audited by [●], BKN’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2023 and the Report of the Independent Registered Public Accounting Firm thereon appear in BKN’s Annual Report for the fiscal year ended July 31, 2023, which is available upon request.

Please see next page for Financial Highlights Table

BKN Financial Highlights

[Financial Highlights to be provided in definitive proxy statement.]

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

The Financial Highlights table is intended to help you understand MIY’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of MIY. The total returns in the table represent the rate an investor would have earned or lost on an investment in MIY (assuming reinvestment of all dividends and/or distributions, if applicable). The information shown has been audited by [●], MIY’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2023 and the Report of the Independent Registered Public Accounting Firm thereon appear in MIY’s Annual Report for the fiscal year ended July 31, 2023, which is available upon request.

Please see next page for Financial Highlights Table

MIY Financial Highlights

[Financial Highlights to be provided in definitive proxy statement.]

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

The Financial Highlights table is intended to help you understand MPA’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of MPA. The total returns in the table represent the rate an investor would have earned or lost on an investment in MPA (assuming reinvestment of all dividends and/or distributions, if applicable). The information shown has been audited by [●], MPA’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2023] and the Report of the Independent Registered Public Accounting Firm thereon appear in MPA’s Annual Report for the fiscal year ended July 31, 2023, which is available upon request.

Please see next page for Financial Highlights Table

MPA Financial Highlights

[Financial Highlights to be provided in definitive proxy statement.]

BlackRock MuniYield Quality Fund III, Inc. (MYI)

The Financial Highlights table is intended to help you understand the Acquiring Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of the Acquiring Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Acquiring Fund (assuming reinvestment of all dividends and/or distributions, if applicable). The information shown has been audited by [●], the Acquiring Fund’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2023 and the Report of the Independent Registered Public Accounting Firm thereon appear in the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2023, which is available upon request.

Please see next page for Financial Highlights Table

The Acquiring Fund (MYI) Financial Highlights

[Financial Highlights to be provided in definitive proxy statement.]

FINANCIAL STATEMENTS

The financial statements of the Acquiring Fund for the fiscal year ended July 31, 2023 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on October [●], 2023.

The financial statements of BHV for the fiscal year ended July 31, 2023 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on October [●], 2023.

The financial statements of BKN for the fiscal year ended July 31, 2023 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on October [●], 2023.

The financial statements of MIY for the fiscal year ended July 31, 2023 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on October [●], 2023.

The financial statements of MPA for the fiscal year ended July 31, 2023 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on October [●], 2023.

PRO FORMA FINANCIAL STATEMENTS

The unaudited pro forma financial information set forth herein is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Mergers had been consummated. The closing of each Merger is contingent upon certain conditions being satisfied, including that shareholders of the Target Fund must approve the Agreement and Plan of Merger between the respective Target Fund and the Acquiring Fund and that shareholders of the Acquiring Fund must approve the issuance of additional Acquiring Fund common shares in connection with each Merger. These pro forma numbers have been estimated in good faith based on information regarding each Fund as of July 31, 2023.

The unaudited pro forma information provided herein should be read in conjunction with the Annual Report of each of the Funds, dated July 31, 2023, which is on file with the SEC and are available at no charge. Further information on obtaining the Annual Report may be found on page [●] of this Proxy Statement.

The Mergers are intended to consolidate the Target Funds with a similar fund advised by the Investment Advisor.

The Funds have the same investment adviser, transfer agent, accounting services agent and custodian. Each of such service providers has entered into an agreement with each Fund, which governs the provision of services to that Fund. Such agreements contain the same terms with respect to each Fund except for the Investment Management Agreement. Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services.

BHV currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of its average weekly managed assets. BKN currently pays the Investment Advisor a monthly fee at an annual combined contractual investment management and contractual administration fee rate of 0.50% of its average weekly managed assets (comprised of an annual contractual investment management fee rate of 0.35% of its average weekly managed assets and an annual contractual administration fee rate of 0.15% average weekly managed assets). For BKN, the combined investment management and administration fee rate is being used for comparison purposes because, unlike BKN, the contractual investment management fee rates for MPA, MIY, BHV and the Acquiring Fund include administrative services provided by the Investment Advisor to such Funds and such Funds do not pay separate administration fees. Each of MPA and MIY currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.49% of its average daily net assets. The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of its average daily net assets. For purposes of calculating these fees, “net assets” mean the relevant Fund’s total assets minus the sum of its accrued liabilities (which does not include liabilities represented by tender option bond trusts (“TOB Trusts”) and the liquidation preference of any outstanding preferred shares) and “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining the relevant Fund’s NAV.

Each Fund and the Investment Advisor have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds (“ETFs”) managed by the Investment Advisor or its affiliates that have a contractual fee, through June 30, 2025 (the “Affiliated Mutual Fund and ETF Waiver”). In addition, pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds advised by the Investment Advisor or its affiliates, through June 30, 2025 (the “Affiliated Money Market Fund Waiver” and together with the Affiliated Mutual Fund and ETF Waiver, the “Affiliated Fund Waiver”). The Fee Waiver Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by the Investment Advisor and each Fund (including by a majority of each Fund’s Independent Board Members). Neither the Investment Advisor nor the Funds are obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by each Fund (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor.

If the Mergers are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily net assets (defined above) of the Combined Fund. The Combined Fund will have a lower annual contractual investment management fee rate than BHV, the same combined annual contractual investment management and administration fee rate as BKN, a higher annual contractual investment management fee rate than MIY and MPA, and the same annual contractual investment management fee rate as the Acquiring Fund. Additionally, if any of the Mergers are consummated, the Investment Advisor has agreed to the Combined Fund Contractual Waiver through June 30, 2025, resulting in an actual investment management fee rate of 0.49% of the average daily net assets (defined above) of the Combined Fund.

The unaudited pro forma information set forth below as of July 31, 2023 is intended to present supplemental data as if the Mergers had been consummated on August 1, 2022.

As of July 31, 2023, BHV had approximately $20 million in net assets and approximately $34 million in managed assets, BKN had approximately $230 million in net assets and approximately $363 million in managed assets, MIY had approximately $378 million in net assets and approximately $616 million in managed assets, MPA had approximately $170 million in net assets and approximately $267 million in managed assets, and the Acquiring Fund had approximately $845 million in net assets and approximately $1,370 million in managed assets. The net assets of the Combined Fund as of July 31, 2023 would have been approximately $1,644 million on a pro forma basis. In the Mergers, the outstanding common shares of the Target Fund will be exchanged for newly issued common shares of the Acquiring Fund, par value $0.10 per share. The aggregate net asset value (not the market value) of Acquiring Fund common shares received by the shareholders of the Target Fund in a Merger will equal the aggregate net asset value (not the market value) of Target Fund common shares held by such shareholders immediately prior to such Merger, less the distribution of undistributed net investment income (although shareholders may receive cash for their fractional common shares). The aggregate NAV of each Fund immediately prior to the applicable Merger will reflect accrued expenses associated with such Merger. The amount of increased common shares of 63,796,675 was calculated based on net asset value of the Acquiring Fund common shares of $12.51 in exchange for common shares of the Target Fund.

No Merger is contingent upon the approval of any other Merger. If a Merger is not consummated, the Fund for which such Merger(s) was not consummated would continue to exist and operate on a standalone basis. Each Target Fund and the Acquiring Fund will continue to be advised by the Investment Advisor. If a Merger is not consummated, the Investment Advisor may recommend alternative proposals to the Board of each Fund for which such Merger was not consummated.

If the BKN Merger Agreement is approved by the requisite shareholders, BKN will redeem all of its outstanding VMTP Shares prior to the Closing Date of the BKN Merger. BKN may issue, prior to the Closing Date of the BKN

Merger, VRDP Shares with terms substantially identical to the terms of the Acquiring Fund VRDP Shares and use the proceeds from such issuance for the redemption of all of the outstanding VMTP Shares of BKN. The BKN Merger is contingent upon the completion of the VMTP Refinancing if BKN does not redeem all of its VMTP Shares following shareholder approval of the BKN Merger. If BKN has any VMTP Shares outstanding as of, and the VMTP Refinancing is not completed prior to, the Closing Date of the BKN Merger, then the BKN Merger will not be consummated.

Assuming all of the Mergers are approved by shareholders, the Target Funds do not redeem all of their preferred shares prior to the Closing Date of the Mergers and the VMTP Refinancing, if any, is completed prior to the Closing Date of the BKN Merger, upon the Closing Date of the Mergers, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s outstanding VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Mergers will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares will be subject to the same special rate period (including the terms thereof) applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger. Such special rate period will terminate on June 19, 2024, unless extended. The Mergers will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the BKN VRDP Shares to be issued in connection with the VMTP Refinancing, if any. The VRDP Shares of BHV have a mandatory redemption date of July 1, 2042, the VRDP Shares of MIY have a mandatory redemption date of May 1, 2041, and the VRDP Shares of MPA have a mandatory redemption date of June 1, 2041, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of June 1, 2041. The VRDP Shares that will be issued be issued in connection with the VMTP Refinancing, if any, are expected to have a mandatory redemption date of June 1, 2041. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. The VRDP Shares of BHV, MIY, MPA and the Acquiring Fund are currently in a one year special rate period that will end on June 19, 2024, unless extended (each, a “Special Rate Period”). The terms of the special rate period applicable to the newly issued Acquiring Fund VRDP Shares are expected to be identical to the terms of the Special Rate Period applicable to the outstanding Acquiring Fund VRDP Shares as of the Closing Date of the Merger. The transfer restrictions applicable to the VRDP Shares of BHV, MIY, MPA and the Acquiring Fund during their respective Special Rate Periods are substantially similar.

The unaudited pro forma information set forth below for the fiscal year ended July 31, 2023 is intended to present ratios and supplemental data as if each Merger had been consummated at August 1, 2022.

On a pro forma basis for the twelve months ended July 31, 2023, all of the proposed Mergers would result in an increase of $39,308 in the investment advisory fees charged, a decrease in other operating expenses (including custody, legal, accounting audit fees, liquidity and remarketing fees) of $ 869,954 and an increase in investment advisory fee waivers of $225,894 on a pro forma basis for the twelve months ended July 31, 2023.

The net expense ratio (including interest expense and after giving effect to the Affiliated Fund Waiver, the BHV Voluntary Waiver and the Combined Fund Contractual Waiver) of BHV, BKN, MIY, MPA and the Acquiring Fund were 4.23%, 3.40%, 3.27%, 3.02% and 3.15%, respectively. Assuming each Merger is consummated, the Combined Fund’s pro forma net expense ratio (including interest expense and after giving effect to the Combined Fund Contractual Waiver) is expected to be 3.11%.

On a pro forma basis for the twelve months ended July 31, 2023, the net expense ratio (excluding interest expense and after giving effect to the Affiliated Fund Waiver with respect to BHV and MPA and the BHV Voluntary Waiver) of BHV, BKN, MIY and MPA and the Acquiring Fund were 1.77%, 0.93%, 0.91%, 0.96% and 0.89%, respectively. Assuming each Merger is consummated, the Combined Fund’s pro forma net expense ratio (excluding interest expenses and after giving effect to the Combined Fund Contractual Waiver) is expected to be 0.85%.

No significant accounting policies will change as a result of the proposed Mergers, specifically, policies regarding valuation and Subchapter M compliance. [As of July 31, 2023, all the securities held by the Target Funds comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund. It is not anticipated that the Acquiring Fund will sell any securities of a Target Fund acquired in the Mergers other than in the ordinary course of business.]

Each Merger is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by each Target Fund or its shareholders as a result of the Mergers. The aggregate tax basis of the Acquiring Fund Shares received by the shareholders of each Target Fund will be the same as the aggregate tax basis the shareholders of each Target Fund held in its shares of the Target Fund immediately before the Mergers.

Accounting Survivor: The Acquiring Fund is deemed to be the “accounting survivor” in connection with the Mergers.

Cost of Merger: Regardless of whether the Mergers are completed, the costs associated with the proposed Mergers, including the costs associated with the stockholder meetings, will be borne directly by the respective Fund incurring the expense, except that the Investment Advisor has agreed to bear a portion of the costs of the Merger of MYI. The estimated expenses of the Mergers attributable to each Fund, which with respect to MYI include the amount to be paid by the Investment Advisor, are as follows:

Estimated Merger Expenses
Target Fund (BHV)	Target Fund (BKN)	Target Fund (MIY)	Target Fund (MPA)	Acquiring Fund (MYI)
$236,219	$264,026	$308,622	$345,021	$387,557

Undistributed Net Investment Income: If the Mergers are approved by shareholders, then the greater of (1) substantially all of the undistributed net investment income, if any, or (2) the monthly distribution of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date. As of [July 31, 2023], the Funds did not have undistributed net investment income.

Capital Loss Carryforwards: As of July 31, 2023, the Funds’ unused capital loss carryforwards, which have no expiration date and may be carried forward indefinitely, were as follows:

Capital Loss Carryforward Amount
BHV	BKN	MIY	MPA	Acquiring Fund (MYI)
$2,701,411	$19,151,938	$34,354,147	$14,441,556	$64,501,068

CERTAIN PROVISIONS OF THE DECLARATIONS OF TRUSTS, CHARTERS AND BYLAWS

[Each of BHV’s Agreement and Declaration of Trust, MPA’s Declaration of Trust and BKN’s, MIY’s and the Acquiring Fund’s charter and each Fund’s Amended and Restated Bylaws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the applicable Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third-party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

Certain Provisions in the Declaration of Trust or Charter of Each Fund

The Board of BHV, BKN, MIY and the Acquiring Fund is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Board Members for each Fund is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of each Fund. In contrast, the Board of MPA is not classified.

For MPA, a Board Member elected by the holders of capital stock may be removed from office by action taken by the holders of at least the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares the outstanding shares of the class or classes of shares of beneficial interest that elected such trustee. For BHV, a Board Member elected by the holders of capital stock may be removed from office with cause, but only by action taken by a majority of the remaining Board Members, followed by the holders of at least seventy five percent (75%) of the shares of capital stock then entitled to vote in an election of such trustee. For each of BKN, MIY and the Acquiring Fund, a Board Member elected by the holders of capital stock may be removed with or without cause, but only by action taken by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares of capital stock then entitled to vote in an election to fill that directorship.

Each Fund’s outstanding preferred shares, including VRDP Shares or VMTP Shares, as applicable, voting together as a class, to the exclusion of the holders of all other securities and classes of shares of such Fund, are entitled to elect two Board Members of such Fund at all times.

For MPA, MPA’s Declaration of Trust provides that favorable vote of the holders of at least two-thirds of the outstanding shares of MPA entitled to be voted on the matter shall be required to approve, adopt or authorize (i) a merger or consolidation or share exchange of MPA with any other entity, or (ii) a sale or exchange of all or substantially all of the assets of MPA (other than in the regular course of its investment activities), unless such action has previously been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Board Members, in which case the affirmative vote of the holders of a majority of the outstanding shares of MPA entitled to vote thereon shall be required. For BHV, BHV’s Declaration of Trust provides that BHV may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of BHV or the property, including BHV’s good will, upon such terms and conditions and for such consideration when and as authorized by two-thirds of the Board Members and approved by a 1940 Act Majority (defined below). Each of BKN, MIY and the Acquiring Fund’s charters provide that a favorable vote of the holders of at least a majority of the outstanding shares of capital stock entitled to be voted on the matter shall be required to approve, adopt or authorize (i) a merger or consolidation or statutory share exchange of BKN, MIY or the Acquiring Fund with any other corporation, (ii) a sale of all or substantially all of the assets of BKN, MIY or the Acquiring Fund (other than in the regular course of its investment activities), or (iii) a liquidation or dissolution of BKN, MIY or the Acquiring Fund, unless that such action has previously been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of BKN, MIY or the Acquiring Fund’s Board Members, in which case the affirmative vote of the holders of a majority of outstanding shares of capital stock entitled to vote thereon shall be required. If any plan of reorganization (as such term is used under the 1940 Act) adversely affects a Fund’s preferred shares, including such Fund’s VRDP Shares or VMTP Shares, as applicable, then such plan of reorganization will require the approval of a 1940 Act Majority of the holders of such preferred shares, including such Fund’s VRDP Holders or VMTP Holders, as applicable.

With respect to BKN, MIY and the Acquiring Fund, Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the Securities and Exchange Act of 1934 and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors, as documented pursuant to the filing of articles supplementary, and notwithstanding any contrary provision in the charter or bylaws, to a provision requiring that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred. Pursuant to Subtitle 8 and by amendment to the bylaws and filing of articles supplementary, the Board of, BKN MIY and the Acquiring Fund elected to provide that vacancies on the Board be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurred.

The Board of each Fund has determined that the voting requirements described above are in the best interests of shareholders generally. Reference should be made to the charter of each Fund on file with the SEC for the full text of these provisions.

Certain Provisions in the Bylaws of Each Fund

Each of BKN, MIY and the Acquiring Fund has elected to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”). In general, the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of a Fund reinstate those voting rights at a meeting of stockholders as provided in the MCSAA. “Control shares” are generally defined in the MCSAA as shares of stock that, if aggregated with all other shares of stock that are either (i) owned by a person or (ii) as to which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle that person to exercise voting power in electing directors above various thresholds of voting power starting at 10%. Each of MIY and the Acquiring Fund’s bylaws also provide that the provisions of the MCSAA shall not apply to the voting rights of (A) the holders of any shares of preferred stock of such Fund (but only with respect to such preferred stock) and (B) any person acquiring shares of stock of such Fund in a control share acquisition if, prior to the acquisition, the person obtains approval of the Board exempting the acquisition from the MCSAA specifically, generally or generally by types, which exemption may include the person and the person’s affiliates or associates or other persons.

Each Fund’s bylaws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of shareholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the bylaws. Reference should be made to each Fund’s bylaws on file with the SEC for the full text of these provisions.]

GOVERNING LAW

[BHV was formed as a Delaware statutory governed by the Delaware Statutory Trust Act on March 14, 2002, and commenced operations on April 30, 2002.

BKN was formed as a Maryland corporation governed by the laws of the State of Maryland on November 19, 1992, and commenced operations on February 28, 1993.

MIY was formed as a Maryland corporation governed by the laws of the State of Maryland on July 1, 1992, and commenced operations on October 30, 1992.

MPA was formed as a Massachusetts business trust governed by the laws of the State of Massachusetts on August 24, 1992, and commenced operations on October 30, 1992.

The Acquiring Fund was formed as a Maryland corporation governed by the laws of the State of Maryland on January 13, 1992, and commenced operations on March 27, 1992.

In general, a Delaware statutory trust provides greater flexibility with respect to procedural matters and a corporation provides greater certainty with respect to limitation of personal liability. Under the Delaware Statutory Trust Act, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. However, there is a remote possibility that shareholders of a Delaware statutory trust could, under certain circumstances be held liable for the Delaware statutory trust’s liabilities to the extent the courts of another state refused to recognize such limited liability in a controversy involving a Delaware statutory trust’s obligations. BHV’s governing document disclaims shareholder liability for acts or obligations of such Fund. Thus, a Delaware statutory trust shareholder’s risk of incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize the Delaware Statutory Trust Act and the complaining party is held not bound by the Delaware statutory trust’s disclaimer regarding shareholder liability. A Maryland corporation provides greater certainty with respect to limitation of personal liability. Shareholders of a Maryland corporation currently have no personal liability for the corporation’s acts or obligations, except that a shareholder may be liable to the extent that (i) the shareholder knowingly accepted a distribution in violation of such Maryland corporation’s charter or the Maryland General Corporation Law or (ii) the subscription price or other agreed upon consideration for stock subscribed for has not been paid.

In contrast to the Maryland General Corporation Law, the Delaware Statutory Trust Act allows the parties to define their business relationships. The Delaware Statutory Trust Act generally provides rules only in situations where the governing instrument does not address the subject matter, and the Delaware Statutory Trust Act gives maximum effect to the principle of freedom of contract and to the enforceability of a statutory trust’s governing instrument. The Delaware Statutory Trust Act permits a trust’s governing instrument to contain provisions relating to shareholder rights and removal of trustees, and provides trusts with the ability to amend or restate the trust’s governing instruments. The Delaware Statutory Trust Act also authorizes the trustees to take various actions without requiring shareholder approval if permitted by a Fund’s governing instruments.

A fund organized as a Massachusetts business trust, such as MPA, is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for investment companies, including both closed-end funds and open-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that statutes, such as the Delaware Statutory Trust Act, provide.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability for the trust’s obligations generally afforded to shareholders of a corporation. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Declaration of Trust for MPA (the “MPA Declaration”) contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration of trust, and declarations of trust may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The MPA Declaration contains such provisions.

The foregoing discusses only certain differences between BHV under Delaware law, BKN, MIY and the Acquiring Fund under Maryland law and MPA under Massachusetts law. It is not intended to be a complete list of differences, and shareholders should refer to the relevant laws of each state and the provisions of each Fund’s applicable organizational documents for a more thorough comparison. Such documents are filed as part of each Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on page [●] of this Proxy Statement.]

CONVERSION TO OPEN-END FUND

[BHV’s Agreement and Declaration of Trust provides that a favorable vote of a majority of BHV’s Board Members followed by the favorable vote of the holders of not less than seventy-five percent (75%) of the shares of each affected class or series outstanding, voting as separate classes or series, shall be required to approve, adopt or authorize an amendment to the Agreement and Declaration of Trust that makes BHV’s shares a “redeemable security” (as defined in the 1940 Act), unless such amendment has been approved by 80% of the Trustees, in which case approval by a Majority Shareholder Vote shall be required. Each of BKN, MIY, MPA and the Acquiring Fund’s Declaration of Trust or charter, as applicable, provides that a favorable vote of the holders of at least 66 2/3% of the outstanding shares of capital stock entitled to be voted on the matter shall be required to convert the Fund to an open-end investment company, unless such action has previously been approved, adopted or authorized by the affirmative vote of at least two-thirds of each Fund’s Board Members, in which case the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Fund entitled to vote thereon shall be required.

The foregoing votes would satisfy a separate requirement in the 1940 Act that any conversion of a Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manners, we anticipate conversion of a Fund to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Fund’s common shares would cease to be listed on the NYSE and the Fund’s preferred shares would be redeemed. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. An open-end investment company expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If a Fund were converted to an open-end investment company, it is likely that new shares would be sold at NAV plus a sales load. Each Board believes, however, that its Fund’s closed-end structure is desirable in light of its Fund’s investment objective and policies. Therefore, shareholders should assume that it is not likely that any Board would vote to convert its Fund to an open-end fund.]

VOTE REQUIRED AND MANNER OF VOTING PROXIES

Record Date

The Funds have fixed the close of business on [•], 2023 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each Share held, with no Shares having cumulative voting rights.

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the shareholder meeting.

As of the Record Date, the Funds had the following number of common shares and preferred shares outstanding:

Title of Class	BHV	BKN	MIY	MPA	Acquiring Fund (MYI)
Common Shares	[●]	[●]	[●]	[●]	[●]
VRDP Shares	[●]	N/A	[●]	[●]	[●]
VMTP Shares	N/A	[●]	N/A	N/A	N/A

Proxies

Shareholders may vote by participating at the Special Meeting remotely, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card (described in greater detail below). Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet or by “touch-tone” telephone voting. The giving of such a proxy will not affect your right to vote should you decide to attend the Special Meeting remotely. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at 50 Hudson Yards, New York, New York 10001, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting. The giving of a proxy will not affect your right to vote if you attend the Special Meeting and wish to do so.

[Votes cast by proxy or at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. For BHV, the holders of a majority of the shares entitled to vote on any matter at the Special Meeting present at the Special Meeting or by proxy shall constitute a quorum at such Special Meeting of the shareholders for purposes of conducting business on such matter. For MPA, the presence in person or by proxy at the Special Meeting of holders of shares entitled to cast a majority of votes entitled to be cast shall constitute a quorum at such Special Meeting of the shareholders for purposes of conducting business on such matter. For each of BKN, MIY and MYI, the presence in person or by proxy of the holders of the Fund’s shares entitled to cast one-third of the votes entitled to be cast shall constitute a quorum at any meeting of shareholders, except with respect to any matter which requires approval by a separate vote of one or more classes or series of Shares, in which case the presence at the Special Meeting or by proxy of the holders of Shares entitled to cast one-third of the votes entitled to be cast by each class or series entitled to vote as a separate class or series shall constitute a quorum. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the chair of the meeting shall have power to adjourn the meeting from time to time, in the manner provided in the Fund’s bylaws, until a quorum shall be present or represented.]

The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter) as present for purposes of determining a quorum, subject to any applicable rules of the NYSE.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each proposal on which you are entitled to vote.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposals 1-2 before the Special Meeting. Proposals 1-2 are not “routine” matters and shareholder instructions are required for broker-dealers to vote a beneficial owner’s shares.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

[All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of each proposal. Abstentions and broker non-votes are not treated as votes “FOR” a proposal.

BHV VRDP Holders are being asked to consider Proposals 1(A) and 1(B) below. With respect to Proposals 1(A) and 1(B), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposal.

BKN VMTP Holders are being asked to consider Proposals 1(C) and 1(D) below. With respect to Proposals 1(C) and 1(D), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposal.

MIY VRDP Holders are being asked to consider Proposals 1(E) and 1(F) below. With respect to Proposals 1(E) and 1(F), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposal.

MPA VRDP Holders are being asked to consider Proposals 1(G) and 1(H) below. With respect to Proposals 1(G) and 1(H), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposal.

Acquiring Fund VRDP Holders are being asked to consider Proposals 1(I), 1(J), 1(K) and 1(L) and Proposals 2(A), 2(B), 2(C) and 2(D) below. With respect to Proposals 1(I), 1(J), 1(K) and 1(L) and Proposals 2(A), 2(B), 2(C) and 2(D), abstentions will be counted as “votes cast” and will therefore have the same effect as votes “AGAINST” the proposal and broker non-votes will not have any effect on the result of the vote.]

Voting Requirement for Proposal 1: The Mergers of the Funds

Proposals	Required Approval of Shareholders

Proposal 1(A): The common shareholders and VRDP Holders of BHV are being asked to vote as a single class on a proposal to approve the BHV Merger Agreement pursuant to which BHV will merge with and into the BHV Merger Sub, with the issued and outstanding common and preferred shares, if any, of BHV being converted into newly issued common and preferred shares of the Acquiring Fund, respectively.

[1940 Act Majority

Proposal 1(B): The VRDP Holders of BHV are being asked to vote as a separate class on a proposal to approve the BHV Merger Agreement and the BHV Merger.	1940 Act Majority

Proposal 1(C): The common shareholders and VMTP Holders of BKN are being asked to vote as a single class on a proposal to approve the BKN Merger Agreement pursuant to which BKN will merge with and into the BKN Merger Sub, with the issued and outstanding common and preferred shares, if any, of BKN being converted into newly issued common and preferred shares of the Acquiring Fund, respectively. If the BKN Merger Agreement is approved, prior to the effective date of the BKN Merger, if BKN has any VMTP Shares outstanding, it is expected that BKN will issue VRDP Shares, with terms substantially identical to the terms of the outstanding Acquiring Fund’s VRDP Shares and use the proceeds from such issuance to redeem any of BKN’s outstanding VMTP Shares. If BKN has any VMTP Shares outstanding prior to the effective date of the BKN Merger and the VMTP Refinancing is not completed prior to the effective date of the BKN Merger, then the BKN Merger will not be consummated.

Majority of shares to be cast

Proposal 1(D): The VMTP Holders of BKN are being asked to vote as a separate class on a proposal to approve the BKN Merger Agreement and the BKN Merger.	1940 Act Majority

Proposal 1(E): The common shareholders and VRDP Holders of MIY are being asked to vote as a single class on a proposal to approve the MIY Merger Agreement pursuant to which MIY will merge with and into the MIY Merger Sub, with the issued and outstanding common and preferred shares, if any, of MIY being converted into newly issued common and preferred shares of the Acquiring Fund, respectively.

Majority of shares entitled to vote

Proposal 1(F): The VRDP Holders of MIY are being asked to vote as a separate class on a proposal to approve the MIY Merger Agreement and the MIY Merger.	1940 Act Majority

Proposals	Required Approval of Shareholders

Proposal 1(G): The common shareholders and VRDP Holders of MPA are being asked to vote as a single class on a proposal to approve the MPA Merger Agreement pursuant to which BKN will merge with and into the MPA Merger Sub, with the issued and outstanding common and preferred shares, if any, of BKN being converted into newly issued common and preferred shares of the Acquiring Fund, respectively.

Majority of outstanding shares

Proposal 1(H): The VRDP Holders of MPA are being asked to vote as a separate class on a proposal to approve the MPA Merger Agreement and the MPA Merger.	1940 Act Majority

Proposal 1(I): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BHV Merger Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

1940 Act Majority

Proposal 1(J): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BKN Merger Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

1940 Act Majority

Proposal 1(K): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the MIY Merger Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

1940 Act Majority

Proposal 1(L): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the MPA Merger Agreement and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.

1940 Act Majority]

Voting Requirement for Proposal 2: The Issuance of Acquiring Fund Common Shares

Proposals	Required Approval of Shareholders
Proposal 2(A): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the BHV Issuance.	[Majority of shares entitled to vote

Proposal 2(B): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the BKN Issuance.	Majority of shares entitled to vote

Proposal 2(C): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the MIY Issuance.	Majority of shares entitled to vote

Proposal 2(D): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the MPA Issuance.	Majority of shares entitled to vote]

ADDITIONAL INFORMATION

Share Ownership Information

Information relating to each Board Member’s share ownership in each Fund and in the other funds in the BlackRock Fixed-Income Complex that are overseen by the respective Board Member (“Supervised Funds”) as of December 31, 2022 is set forth in the chart below:

Name of Board Member	Aggregate Dollar Range of Common Shares in BHV	Aggregate Dollar Range of Common Shares in BKN	Aggregate Dollar Range of Common Shares in MIY	Aggregate Dollar Range of Common Shares in MPA	Aggregate Dollar Range of Common Shares in the Acquiring Fund (MYI)	Aggregate Dollar Range of Common Shares in Supervised Funds*
Independent Board Members
Cynthia L. Egan	None	None	None	None	None	Over $100,000
Frank J. Fabozzi	None	None	None	$1-$10,000	$1-$10,000	Over $100,000
Lorenzo A. Flores	None	None	None	None	None	Over $100,000
Stayce D. Harris	None	None	None	None	None	Over $100,000
J. Phillip Holloman	None	None	None	None	None	Over $100,000
R. Glenn Hubbard	None	$1-$10,000	None	None	None	Over $100,000
W. Carl Kester	None	None	None	None	None	Over $100,000
Catherine A. Lynch	$10,001-$50,000	$10,001-$50,000	None	None	None	Over $100,000
Non-Management Interested Board Member
Arthur P. Steinmetz**	None	None	None	None	None	None
Interested Board Members
John M. Perlowski	None	None	None	None	None	Over $100,000
Robert Fairbairn	None	None	None	None	None	Over $100,000

*

Includes share equivalents owned under the deferred compensation plan in the Supervised Funds by certain Independent Board Members who have participated in the deferred compensation plan of the Supervised Funds.

**	Appointed as a Board Member of each Fund effective September 9, 2023.

As of December 31, 2022, none of the incumbent Independent Board Members of each Fund or their immediate family members owned beneficially or of record any securities of BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities nor did any Independent Board Member of each Fund or their immediate family member have any material interest in any transaction, or series of similar transactions, during the most recently completed two calendar years involving each Fund, BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities.

As of [●], 2023, the Independent Board Members (and their respective immediate family members) did not beneficially own securities of the Investment Advisor, or an entity controlling, controlled by or under common control with the Investment Advisor (not including registered investment companies).

As of [●], 2023, the officers and Board Members of each Fund, as a group, beneficially owned less than 1% of the outstanding common shares of each such Fund and none of the outstanding VRDP Shares or VMTP Shares, as applicable, of each such Fund.

5% Beneficial Share Ownership

Unless otherwise indicated, the information set forth below is as of [●], 2023 (the Record Date for the Special Meeting). To each Fund’s knowledge, no person beneficially owned more than 5% of the Fund’s respective outstanding shares, except as set forth below.

Fund†	Investor	Address	Common Shares Held		Common Shares % Held		Preferred Shares Held		Preferred Shares % Held
[●]	[●]	[●]	[	●]	[	●]	[	●]	[	●]

†	The information contained in this table is based on Schedule 13D/13G filings made on or before [●], 2023.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board has appointed [●] to be each Fund’s independent registered public accounting firm. [●] is located at [●].

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Mergers will be passed upon by Willkie Farr & Gallagher LLP, which serves as counsel to the Funds. Certain legal matters concerning the issuance of the common shares of the Acquiring Fund will be passed upon by Miles & Stockbridge P.C., which serves as special Maryland counsel to the Acquiring Fund.

Submission of Shareholder Proposals

To be considered for presentation at a shareholder’s meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund’s bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form to the Secretary of the Fund. Shareholders should review each Fund’s bylaws for additional information regarding the Funds’ advance notice provisions. The bylaws of BHV, BKN, MIY, MPA and the Acquiring Fund were filed with the SEC on October 29, 2010, November 2, 2021, November 2, 2021, September 9, 2010 and November 2, 2021. Shareholders may obtain copies of such documents as described on [page v] of this Proxy Statement.

The timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the relevant Fund at 50 Hudson Yards, New York, New York 10001.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write to the attention of the Secretary of their Fund, 50 Hudson Yards, New York, NY 10001. Shareholders may communicate with the Boards electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO of their respective Fund, 50 Hudson Yards, New York, NY 10001. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Fund(s).

Solicitation is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about [●], 2023, but may also be made by mail, telephone, fax, e-mail or the Internet by officers or employees of the Investment Advisor, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of each Fund’s Shares. The Funds and the Investment Advisor have retained Georgeson LLC to assist with the distribution of proxy materials and the solicitation and tabulation of proxies. It is anticipated that Georgeson LLC will be paid approximately $21,000, $69,000, $86,000, $63,000 and $152,000 for BHV, BKN, MIY, MPA and the Acquiring Fund, respectively, for such services (including reimbursements of out-of-pocket expenses) with respect to the solicitation of proxies from the common shares, the VRDP Shares and the VMTP Shares. Georgeson LLC may solicit proxies personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

If You Plan to Attend the Special Meeting

Attendance at the Special Meeting will be limited to each Fund’s shareholders as of the Record Date. If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at https://meetnow.global/M4VASFL by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting. If you are a beneficial shareholder of a Fund, you will not be able to vote at the virtual Special Meeting unless you have registered in advance to attend the Special Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Georgeson LLC, the Funds’ tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Privacy Principles of the Funds

The Funds are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information, and why in certain cases we may share such information with select other parties.

The Funds do not receive any non-public personal information relating to their shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record holders of a Fund, the Fund receives personal non-public information on account applications or other forms. With respect to these shareholders, the Funds also have access to specific information regarding their transactions in each Fund.

The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service our shareholders’ accounts (for example, to a transfer agent).

The Funds restrict access to non-public personal information about their shareholders to BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

Incorporation by Reference

The financial statements of the Acquiring Fund for the fiscal year ended July 31, 2023 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on October [●], 2023.

The financial statements of BHV for the fiscal year ended July 31, 2023 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on October [●], 2023.

The financial statements of BKN for the fiscal year ended July 31, 2023 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on October [●], 2023.

The financial statements of MIY for the fiscal year ended July 31, 2023 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on October [●], 2023.

The financial statements of MPA for the fiscal year ended July 31, 2023 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on October [●], 2023.

See “Financial Statements.” The financial statements have been audited by [●], independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. Such financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Adjournments and Postponements

Failure of a quorum to be present at the Special Meeting may necessitate adjournment. The Board of each Fund may, prior to the Special Meeting being convened, postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of the Special Meeting may adjourn the meeting from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place, if any, thereof and the means of remote communications, if any, by which shareholders and proxyholders may be deemed to be present and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, each Fund may transact any business which might have been transacted at the original meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than one hundred and twenty (120) days after the record date. If after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting in accordance with the requirements of each Fund’s Bylaws shall be given to each shareholder of record entitled to vote at the meeting and each other shareholder entitled to notice of the meeting.

Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it (them) in the accompanying postage paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

[●], 2023

APPENDIX A

FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made as of this [●] day of [●], 202[3/4], by and among BlackRock MuniYield Quality Fund III, Inc., a Maryland corporation and registered diversified closed-end investment company (the “Acquiring Fund”), [BlackRock MuniYield Pennsylvania Quality Fund, a Massachusetts business trust and registered non-diversified closed-end investment company] [BlackRock MuniYield Michigan Quality Fund, Inc., a Maryland corporation and registered non-diversified closed-end investment company] [BlackRock Investment Quality Municipal Trust, Inc., a Maryland corporation and registered diversified closed-end investment company] [BlackRock Virginia Municipal Bond Trust, a Delaware statutory trust and registered non-diversified closed-end investment company] (the “Target Fund”), and [●], LLC (the “Merger Sub”), a [Massachusetts]1 [Maryland]2 [Delaware]3 limited liability company and a direct, wholly-owned subsidiary of the Acquiring Fund. The Acquiring Fund and the Merger Sub may be referred to herein together as the “Acquiring Fund Parties.” The Acquiring Fund and the Target Fund each may be referred to herein as a “Fund” and, collectively, as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Target Fund into the Acquiring Fund will consist of the merger pursuant to the laws of the State of Maryland [and the Commonwealth of Massachusetts]4 [and the State of Delaware]5 of the Target Fund with and into the Merger Sub pursuant to which shareholders of the Target Fund (collectively, “Target Fund Shareholders”) will receive (i) with respect to holders of the issued and outstanding Target Fund Common Shares (as defined in Section 4.1(i) below), newly issued Acquiring Fund Common Shares (as defined in Section 4.2(j) below), and (ii) with respect to holders of any issued and outstanding Target Fund VRDP Shares (as defined in Section 1.1(a)(ii) below), newly issued Acquiring Fund VRDP Shares (as defined in Section 4.2(j) below) as provided herein, all upon the terms and conditions set forth in this Agreement (the “Merger”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, each Fund qualifies as a “regulated investment company” under Subchapter M of the Code (a “RIC”); and

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares (as defined in Section 4.2(j) below); and

WHEREAS, the Board of Directors of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Merger is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted with respect to net asset value as a result of the Merger and, as the sole member of Merger Sub, that the Merger is in the best interests of the Merger Sub; and

WHEREAS, the Board of [Trustees]6 [Directors]7 of the Target Fund (the “Target Fund Board” and together with the Acquiring Fund Board, the “Boards” and each, a “Board”) has determined that the Merger is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted with respect to net asset value as a result of the Merger.

[1]	[Applies to BlackRock MuniYield Pennsylvania Quality Fund (MPA)]
[2]	[Applies to BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) and BlackRock Investment Quality Municipal Trust, Inc. (BKN)]
[3]	[Applies to BlackRock Virginia Municipal Bond Trust (BHV)]
[4]	[Applies to MPA]
[5]	[Applies to BHV]
[6]	[Applies to MPA and BHV]
[7]	[Applies to MIY and BKN]

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

MERGER

1.1 MERGER. Subject to the terms and conditions contained herein [and, in the event that the Target Fund has not redeemed all of its Target Fund VMTP Shares (as defined in Section 4.1(i)) as permitted by Section 5.1 of this Agreement prior to the Closing Date (as defined in Section 3.1), subject to the Target Fund’s issuance of Target Fund VRDP Shares and the redemption of all outstanding Target Fund VMTP Shares with the proceeds from such issuance (the “Target Fund VMTP Refinancing”),]8 and on the basis of the representations and warranties contained herein, and in accordance with the laws of the State of Maryland [and the Commonwealth of Massachusetts]9 [and the State of Delaware]10, at the Effective Time (as defined in Section 1.1(e)), the Target Fund shall be merged with and into the Merger Sub, the separate existence of the Target Fund shall cease and the Merger Sub shall be the surviving company in the Merger (sometimes referred to herein as the “Surviving Company”) in accordance with applicable law and shall continue as a wholly-owned subsidiary of the Acquiring Fund. The separate limited liability company existence of the Merger Sub shall continue unaffected and unimpaired by the Merger and, as the Surviving Company, it shall be governed by the laws of the [State of Maryland]11 [Commonwealth of Massachusetts]12 [State of Delaware]13.

(a) At the Effective Time, as a result of the Merger and without any action on the part of the holder of any shares of the Target Fund or the holder of the membership interests in the Merger Sub:

(i) Each Target Fund Common Share issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the number of Acquiring Fund Common Shares provided for in Section 2.2 (with cash being distributed in lieu of fractional Acquiring Fund Common Shares as set forth in Section 2.2).

(ii) Each Series W-7 Variable Rate Demand Preferred Share, par value [$0.001]14 [$0.10]15 per share and liquidation preference $100,000 per share, of the Target Fund (each, a “Target Fund VRDP Share” and collectively with the Target Fund Common Shares, the “Target Fund Shares”) issued and outstanding immediately prior to the Effective Time, if any, shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted on a one for one basis into an Acquiring Fund VRDP Share with such terms described in the Preferred Shares Proxy Statement (as defined in Section 4.1(n) below). Each Acquiring Fund VRDP Share issued to the Target Fund in exchange for any Target Fund VRDP Share will have a liquidation preference of $100,000 plus any accumulated and unpaid dividends that have accrued on such Target Fund VRDP Share up to and including the day immediately preceding the Closing Date. The Target Fund may pay any such accumulated and unpaid dividends prior to the Closing Date.

(iii) The membership interests in the Merger Sub issued and outstanding immediately prior to the Effective Time shall remain unchanged as a result of the Merger and shall remain as the only issued and outstanding membership interests of the Surviving Company.

[8]	[Applies to BKN]
[9]	[Applies to MPA]
[10]	[Applies to BHV]
[11]	[Applies to MIY and BKN]
[12]	[Applies to MPA]
[13]	[Applies to BHV]
[14]	[Applies to MPA and BHV]
[15]	[Applies to MIY and BKN]

(b) The [articles of organization]16 [certificate of organization]17 [certificate of formation]18 of the Merger Sub as in effect immediately prior to the Effective Time (the “[Articles of Organization]19[Certificate of Organization]20[Certificate of Formation]21”) shall be the [articles of organization]22 [certificate of organization]23 [certificate of formation]24 of the Surviving Company, unless and until amended in accordance with its terms and applicable law. The operating agreement of the Merger Sub in effect immediately prior to the Effective Time (the “LLC Agreement”) shall be the operating agreement of the Surviving Company unless and until amended in accordance with its terms and applicable law.

(c) At the Effective Time, the separate legal existence of the Target Fund shall cease for all purposes and the Merger Sub shall continue in existence as the Surviving Company, and without any further action being required and in accordance with applicable law, the Surviving Company shall succeed to and possess all of the rights, privileges and powers of the Merger Sub and the Target Fund, and all of the assets and property of whatever kind and character of the Merger Sub and the Target Fund shall vest in the Merger Sub without further act or deed. At the Effective Time, the Surviving Company shall be liable for all of the liabilities and obligations of the Merger Sub and the Target Fund, and any claim or judgment against the Merger Sub or the Target Fund may be enforced against the Merger Sub, as the Surviving Company, in accordance with applicable law.

(d) The Acquiring Fund will issue Acquiring Fund Shares to Target Fund Shareholders upon the conversion of their Target Fund Shares by opening shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on (i) with respect to holders of the issued and outstanding Target Fund Common Shares, their holdings of Target Fund Common Shares as of immediately prior to the Effective Time, and (ii) with respect to holders of any issued and outstanding Target Fund VRDP Shares, the number of Target Fund VRDP Shares held by such shareholders immediately prior to the Effective Time. Ownership of Acquiring Fund Shares will be shown on the books of the applicable transfer agent or tender and paying agent, as applicable, for the Acquiring Fund, and the Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with the Merger, except for any global share certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the Acquiring Fund Common Shares or the Acquiring Fund VRDP Shares. All Acquiring Fund Shares to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time. In connection with such issuance, the Acquiring Fund shall amend (or shall have already amended) the Acquiring Fund VRDP Shares’ Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares, share certificates representing such Acquiring Fund VRDP Shares, and such other agreements, instruments or documents relating to the Acquiring Fund VRDP Shares, in each case as of, or prior to, the Closing Date and only to the extent necessary or applicable to such agreement, instrument or document, to reflect the authorization and issuance of additional Acquiring Fund VRDP Shares in connection with the Merger.

(e) Upon the terms and subject to the conditions of this Agreement, the parties shall cause the filing of one or more [articles of merger (the “Articles of Merger”) with the State Department of Assessments and Taxation of the State of Maryland in accordance with the laws of the State of Maryland]25 [certificates of merger with the Secretary of the Commonwealth of Massachusetts (the “Massachusetts Certificate of Merger”) in accordance with the laws of the Commonwealth of Massachusetts]26 [certificates of merger with the Secretary of State of the State of Delaware (the “Delaware Certificate of Merger”) in

[16]	[Applies to MIY and BKN]
[17]	[Applies to MPA]
[18]	[Applies to BHV]
[19]	[Applies to MIY and BKN]
[20]	[Applies to MPA]
[21]	[Applies to BHV]
[22]	[Applies to MIY and BKN]
[23]	[Applies to MPA]
[24]	[Applies to BHV]
[25]	[Applies to MIY and BKN]
[26]	[Applies to MPA]

accordance with the laws of the State of Delaware]27. The Merger shall become effective at such date and time as the Acquiring Fund Parties and the Target Fund shall agree [and is specified in the Articles of Merger filed by the Acquiring Fund in the State of Maryland]28 [and is specified in the Massachusetts Certificate of Merger filed by the Acquiring Fund in the Commonwealth of Massachusetts]29 [and is specified in the Delaware Certificate of Merger filed by the Acquiring Fund in the State of Delaware]30 (the “Effective Time”).

(f) The Target Fund agrees to dispose of certain assets prior to the Closing Date, but only if and to the extent necessary, so that at the Closing, when the Target Fund’s assets are aggregated with the Acquiring Fund’s assets, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s Registration Statement (as defined in Section 4.1(m)). Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any investments or securities if, in the reasonable judgment of the Target Fund Board or BlackRock Advisors, LLC (“BlackRock”), the investment adviser to the Funds, such disposition would adversely affect the status of the Merger as a “reorganization” as such term is used in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

1.2 DISSOLUTION, LIQUIDATION AND TERMINATION OF MERGER SUB. As soon as practicable after the Effective Time, the Merger Sub shall be dissolved and the Acquiring Fund will assume all of the Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and the Merger Sub will distribute to the Acquiring Fund, which will be the sole member of the Merger Sub at such time, all of the assets of the Merger Sub in complete liquidation of its interest in the Merger Sub in accordance with a Plan of Dissolution adopted by the Merger Sub.

1.3 ACCOUNTING AND PERFORMANCE SURVIVOR. In connection with the transactions contemplated by this Agreement, notwithstanding that the Merger Sub shall be the surviving entity in the Merger, the Acquiring Fund shall be deemed the survivor solely for accounting and performance record purposes.

1.4 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of Target Fund Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.5 REPORTING. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, the exchange on which the Target Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund or its duly appointed agent.

1.6 BOOKS AND RECORDS. The Target Fund shall have arranged for the availability prior to, and the transfer as soon as practicable following, the Closing Date to the Acquiring Fund, or its designated agent, of the Target Fund’s books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder.

ARTICLE II

VALUATION

2.1 VALUATION OF SHARES. The net asset value of the Acquiring Fund and the Target Fund, the values of their assets, the amounts of their liabilities, and the liquidation preference (including accumulated and unpaid dividends) of any Target Fund VRDP Shares and the Acquiring Fund VRDP Shares shall be computed as

[27]	[Applies to BHV]
[28]	[Applies to MIY and BKN]
[29]	[Applies to MPA]
[30]	[Applies to BHV]

of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), after the payment of the dividends by the Target Fund pursuant to Section 8.5, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties and no adjustment will be made to the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference (including accumulated and unpaid dividends) per share of the Acquiring Fund VRDP Shares shall be determined in accordance with such procedures. For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding Target Fund VRDP Shares or Acquiring Fund VRDP Shares, as the case may be, shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

2.2 COMMON SHARES TO BE ISSUED. As of the Effective Time, each Target Fund Common Share outstanding immediately prior to the Effective Time shall be converted into a number of Acquiring Fund Common Shares equal to one multiplied by the quotient of the net asset value per share of a Target Fund Common Share divided by the net asset value per share of an Acquiring Fund Common Share, each as determined as of the Valuation Time in accordance with Section 2.1. The aggregate net asset value of Acquiring Fund Common Shares received by Target Fund common shareholders (the “Target Fund Common Shareholders”) in the Merger (including any fractional share interests to which they would be entitled) will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund’s Common Shares held by the Target Fund Common Shareholders as of such time. No fractional Acquiring Fund Common Shares will be distributed to Target Fund Common Shareholders unless such shares are held in a Dividend Reinvestment Plan account and, in lieu of such fractional shares, Target Fund Common Shareholders will receive cash. In the event Target Fund Common Shareholders would be entitled to receive fractional Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate all such fractional common shares (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Target Fund Common Shareholders (other than Target Fund Common Shareholders with respect to which fractional shares are issued to a Dividend Reinvestment Plan account), and each such Target Fund Common Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares in the Merger, the transfer agent for the Acquiring Fund Common Shares will act directly on behalf of the Target Fund Common Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund Common Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.3 EFFECT OF SUSPENSION IN TRADING. In the event that at the Valuation Time an accurate appraisal of the value of the net assets of the Target Fund or the Acquiring Fund is impracticable due to either: (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Fund are listed or another exchange on which the portfolio securities of a Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere, to the extent permitted by applicable law, the Closing Date shall be postponed until at least the first business day after the day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The conditions precedent set forth in Articles VI–VIII herein must be satisfied or waived with respect to both Funds and the Merger Sub in order for the closing of the Merger to take place. The closing of the Merger (the “Closing”) shall occur on [●], [2024] or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:00 a.m. (Eastern time) on the Closing Date. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall cause its custodian to deliver to the Acquiring Fund Parties at the Closing a certificate of an authorized officer of the custodian identifying all of the Target Fund’s portfolio securities, investments, cash and any other assets as of the Valuation Time and stating that the Target Fund’s portfolio securities, investments, cash and any other assets shall have been delivered in proper form to constitute good delivery thereof to the Acquiring Fund Parties at the Closing.

3.3 CERTIFICATES OF TRANSFER AGENT.

(a) The Target Fund shall issue and deliver, or cause its transfer agent with respect to the Target Fund Common Shares to issue and deliver, to the Acquiring Fund at the Closing a certificate of an authorized officer of the Target Fund or its transfer agent setting forth the number of Target Fund Common Shares outstanding as of the Valuation Time and stating that its records contain the names and addresses of all Target Fund Common Shareholders and the number and percentage ownership of outstanding Target Fund Common Shares owned by each Target Fund Common Shareholder immediately prior to the Closing.

(b) The Acquiring Fund shall issue and deliver, or cause the transfer agent with respect to the Acquiring Fund Common Shares to issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the Target Fund Common Shareholders or provide evidence satisfactory to the Target Fund that such Acquiring Fund Common Shares have been credited to the account of the Target Fund Common Shareholders on the books of the Acquiring Fund.

3.4 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other party or parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other party or parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement. The Target Fund shall, from time to time, as and when reasonably requested by the Acquiring Fund or the Merger Sub, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund or the Merger Sub may reasonably deem necessary or desirable in order to vest and confirm the Merger Sub’s title to and possession of all of the assets of the Target Fund and to otherwise carry out the intent and purpose of this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET FUND. The Target Fund represents and warrants to the Acquiring Fund Parties as follows:

(a) The Target Fund is a [corporation duly organized]31 [voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust”]32 [statutory trust duly formed]33, validly existing and in good standing under the laws of the [State of Maryland]34 [Commonwealth of Massachusetts]35 [State of Delaware].36

(b) The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c) The Target Fund is not in violation of, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result in violation of, any provision of the Target Fund’s [charter]37 [Declaration of Trust,

[31]	[Applies to MIY and BKN]
[32]	[Applies to MPA]
[33]	[Applies to BHV]
[34]	[Applies to MIY and BKN]
[35]	[Applies to MPA]
[36]	[Applies to BHV]
[37]	[Applies to MIY and BKN]

Certificate of Designation Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (the “Certificate of Designation”)]38 [Agreement and Declaration of Trust, Statement of Preferences of Variable Rate Demand Preferred Shares (the “Statement of Preferences”)]39 or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound.

(d) There are no contracts outstanding to which the Target Fund is a party that have not been disclosed to the Acquiring Fund Parties. Except as otherwise disclosed to and accepted by the Acquiring Fund Parties, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing.

(e) No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would result in liability on the part of the Target Fund other than as have been disclosed to the Acquiring Fund Parties. The Target Fund knows of no facts that might form the basis for the institution of such proceedings other than as have been disclosed to the Acquiring Fund Parties, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) The audited financial statements of the Target Fund for the fiscal year ended July 31, 2023, which have been audited by Deloitte & Touche LLP, [and the unaudited financial statements of the Target Fund for the semi-annual period ended January 31, 2024,] have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund Parties) fairly reflect the financial condition of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities whether actual or contingent and whether or not determined or determinable that are required to be disclosed but are not disclosed in such statements.

(g) There have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business as reflected in the audited financial statements of the Target Fund for the fiscal year ended July 31, 2023 [and the unaudited financial statements of the Target Fund for the semi-annual period ended January 31, 2024] (other than changes occurring in the ordinary course of business) and there are no known liabilities of a material nature, contingent or otherwise, of the Target Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(h) All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(i) [The authorized capital of the Target Fund consists of (i) 199,992,081 shares of common stock, par value $0.10 per share (the “Target Fund Common Shares”), (ii) 5,600 shares of preferred stock of Auction Market Preferred Stock, classified into four separate series (Series A, Series B, Series C and Series D) consisting of 1,000, 2,000, 1,600 and 1,000 shares respectively, and each with a liquidation preference of $25,000 per share plus an amount equal to the accumulated but unpaid dividends (whether or not earned or declared thereon), par value $0.10 per share, and (iii) 2,319 shares of preferred stock of Series W-7 Variable Rate Demand Preferred Shares or any other series of Variable Rate Demand Preferred Shares,

[38]	[Applies to MPA]
[39]	[Applies to BHV]

par value $0.10 per share and liquidation preference of $100,000 per share.]40 [The authorized capital of the Target Fund consists of (i) 199,992,879 shares of common stock, par value $0.01 per share (the “Target Fund Common Shares”), (ii) 5,862 shares of preferred stock of Auction Rate Municipal Preferred Stock, classified into two separate series (Series T7 and Series T28) consisting of 3,262 and 2,600 shares respectively, and each with a liquidation preference of $25,000 per share plus an amount equal to the accumulated but unpaid dividends (whether or not earned or declared thereon), par value $0.01 per share, and (iii) 1,259 shares of preferred stock of Series W-7 Variable Rate Muni Term Preferred Shares, par value $0.01 per share and liquidation preference of $100,000 per share (the “Target Fund VMTP Shares”).]41 [The authorized capital of the Target Fund consists of (i) an unlimited number of common shares of beneficial interest, par value $0.10 per share (the “Target Fund Common Shares”), and (ii) 1,000,000 shares of preferred shares of beneficial interest, par value $0.05 per share.]42 [The authorized capital of the Target Fund consists of (i) unlimited number of common shares of beneficial interest, par value $0.001 per share (the “Target Fund Common Shares”), and (ii) 116 shares of Series W-7 Variable Rate Demand Preferred Shares, par value $0.001 per share and liquidation preference of $100,000 per share.]43 All of the issued and outstanding Target Fund Shares are duly and validly issued, fully paid and non-assessable by the Target Fund [(recognizing that [under the laws of the Commonwealth of Massachusetts]44 [under the laws of the State of Delaware and as provided in the last sentence of Section 3.8 of the Target Fund’s Agreement and Declaration of Trust]45 Target Fund shareholders, under certain circumstances, could be held personally liable for certain obligations of the Target Fund)]46. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held of record by the persons and in the amounts set forth in the certificate and records of the Target Fund’s transfer agent as provided to the Acquiring Fund pursuant to Section 3.3. The Target Fund has no outstanding preferred shares [other than [●] Target Fund VRDP Shares]; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund; and no outstanding securities convertible into shares of the Target Fund.

(j) At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets held immediately prior to the Effective Time, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free and clear of any liens or encumbrances, except those liens and encumbrances to which the Acquiring Fund Parties have received written notice and have not objected, and the Merger Sub will acquire all rights of the Target Fund thereto.

(k) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. Subject to requisite approval by its shareholders in accordance with Section 8.1, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(m) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement for the common shareholders of the Target Fund and Acquiring Fund and a prospectus of the Acquiring Fund, with respect to the transactions contemplated herein (the “Combined Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “Registration

[40]	[Applies to MIY]
[41]	[Applies to BKN]
[42]	[Applies to MPA]
[43]	[Applies to BHV]
[44]	[Applies to MPA]
[45]	[Applies to BHV]
[46]	[Applies to MPA and BHV]

Statement”), on its effective date, at the time of the Shareholder Meeting (as defined in Section 5.2 below) and on the Closing Date, conforms and will conform, as it relates to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Target Fund for use in the Registration Statement or any other materials provided by the Target Fund in connection with the Merger, as of the effective date of the Registration Statement, at the time of the Shareholder Meeting and on the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(n) The proxy statement for holders of Acquiring Fund VRDP Shares and [Target Fund VRDP Shares]47 [Target Fund VMTP Shares]48, with respect to the transactions contemplated herein, and any supplement or amendment thereto (the “Preferred Shares Proxy Statement”), and the documents included or incorporated by reference therein, at the time of the Shareholder Meeting and on the Closing Date, conforms and will conform, as it relates to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Target Fund based on information provided in writing by the Target Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Target Fund for use in the Preferred Shares Proxy Statement or any other materials provided by the Target Fund in connection with the Merger, at the time of the Shareholder Meeting and on the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(o) Except for the Registration Statement, no consent, approval, authorization, or order of any court, governmental authority, or any stock exchange on which shares of the Target Fund are listed is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(p) For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a RIC; (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date, and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

[47]	[Applies to BHV, MIY and MPA]
[48]	[Applies to BKN]

4.2 REPRESENTATIONS OF THE ACQUIRING FUND PARTIES. Each of the Acquiring Fund and the Merger Sub, as applicable, represents and warrants to the Target Fund as follows:

(a) The Acquiring Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.

(b) The Merger Sub is a limited liability company, validly existing and in good standing under the laws of the [Commonwealth of Massachusetts]49 [State of Maryland]50 [State of Delaware]51.

(c) The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result in a violation of, any provision of the Acquiring Fund’s charter or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) The Merger Sub is not in violation of, and the execution, delivery and performance of this Agreement will not result in a violation of, any provision of the Merger Sub’s [Articles of Organization]52[Certificate of Organization]53[Certificate of Formation]54 or LLC Agreement or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Merger Sub is a party or by which it is bound.

(f) No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or the Merger Sub or any of their properties or assets (if any), which, if adversely determined, would result in liability on the part of the Acquiring Fund or the Merger Sub, other than as have been disclosed to the Target Fund. The Acquiring Fund and the Merger Sub know of no facts that might form the basis for the institution of such proceedings other than as have been disclosed to the Target Fund, and neither is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Fund for the fiscal year ended July 31, 2023, which have been audited by Deloitte & Touche LLP, [and the unaudited financial statements of the Acquiring Fund for the semi-annual period ended January 31, 2024,] have been prepared in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities whether actual or contingent and whether or not determined or determinable that are required to be disclosed but are not disclosed in such statements.

(h) There have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business as reflected in the audited financial statements of the Acquiring Fund for the fiscal year ended July 31, 2023 [and the unaudited financial statements of the Acquiring Fund for the semi-annual period ended January 31, 2024] (other than changes occurring in the ordinary course of business), and there are no known liabilities of a material nature, contingent or otherwise, of the Acquiring Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(i) All federal, state, local and other tax returns and reports of the Acquiring Fund and the Merger Sub required by law to be filed by it (taking into account permitted extensions for filing) have

[49]	[Applies to MPA]
[50]	[Applies to MIY and BKN]
[51]	[Applies to BHV]
[52]	[Applies to MIY and BKN]
[53]	[Applies to MPA]
[54]	[Applies to BHV]

been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund and the Merger Sub required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s and the Merger Sub’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund or the Merger Sub, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund or the Merger Sub.

(j) The authorized capital of the Acquiring Fund consists of (i) 199,973,636 shares of common stock, par value $0.10 per share (the “Acquiring Fund Common Shares”), (ii) 5,200 shares of preferred stock of Auction Market Preferred Stock, classified into 9 separate series (Series A, Series B, Series C, Series D and Series E, each par value $0.05 per share, and Series F, Series G, Series H and Series I, each par value $0.10 per share) consisting of 2,200, 2,200, 2,200, 2,200, 2,000, 2,400, 2,400, 2,600 and 2,600 shares, respectively, each with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared thereon), and (ii) 3,564 shares of preferred stock of Series W-7 Variable Rate Demand Preferred Shares or any other series of Variable Rate Demand Preferred Shares, par value $0.10 per share and liquidation preference of $100,000 per share (the “Acquiring Fund VRDP Shares” and together with the Acquiring Fund Common Shares, the “Acquiring Fund Shares”). All of the issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding preferred shares [other than [●] Acquiring Fund VRDP Shares]; no outstanding options, warrants or other rights to subscribe for or purchase shares of the Acquiring Fund; and no outstanding securities convertible into shares of the Acquiring Fund.

(k) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and the Merger Sub, including the determinations of the Acquiring Fund Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund and the Merger Sub, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The Acquiring Fund Shares to be issued and delivered pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under the laws of the State of Maryland, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(m) The information to be furnished by the Acquiring Fund and the Merger Sub for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(n) The Registration Statement, on its effective date, at the time of the Shareholder Meeting and on the Closing Date, conforms and will conform, as it relates to the Acquiring Fund Parties based on information provided in writing by the Acquiring Fund Parties for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Acquiring Fund Parties based on information provided in writing by the Acquiring Fund Parties for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Acquiring Fund Parties for use in the Registration Statement or any other materials provided by the Acquiring Fund Parties in connection with the Merger, as of the effective date of the Registration Statement, at the time of the Shareholder Meeting and on the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(o) The Preferred Shares Proxy Statement and the documents included or incorporated by reference therein, at the time of the Shareholder Meeting and on the Closing Date, conforms and will conform, as it relates to the Acquiring Fund Parties based on information provided in writing by the Acquiring Fund Parties for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Acquiring Fund Parties based on information provided in writing by the Acquiring Fund Parties for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Acquiring Fund Parties for use in the Preferred Shares Proxy Statement or any other materials provided by the Acquiring Fund Parties in connection with the Merger, at the time of the Shareholder Meeting and on the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(p) Except for the Registration Statement, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund or the Merger Sub of the transactions contemplated herein, except such as have been or will be obtained.

(q) For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund: (i) has elected to qualify, has qualified or will qualify (in the case of the taxable year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC. Prior to the Closing, the Acquiring Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

(r) All of the issued and outstanding membership interests in the Merger Sub are, and at the Effective Time and on the Closing Date will be, owned by the Acquiring Fund, as the sole member of the Merger Sub, and there are (i) no other membership interests or voting securities of the Merger Sub, (ii) no securities of the Merger Sub convertible into membership interests or voting securities of the Merger Sub and (iii) no options or other rights to acquire from the Merger Sub, and no obligations of the Merger Sub to issue, any membership interests, voting securities or securities convertible into membership interests or voting securities of the Merger Sub.

(s) Since the date of its organization through the Effective Time, the Merger Sub has been, and will be, disregarded as an entity separate from its owner within the meaning of Section 301.7701-3 of the Treasury Regulations. The Merger Sub has not elected, and will not elect, to be classified, with effect as of or prior to the liquidation of the Merger Sub, as an association taxable as a corporation pursuant to Section 301.7701-3 of the Treasury Regulations.

ARTICLE V

COVENANTS OF THE FUNDS AND MERGER SUBSIDIARY

5.1 OPERATION IN ORDINARY COURSE. Subject to Sections 1.1(f) and 8.5, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, and any other distributions necessary or desirable to avoid federal income or excise taxes. Notwithstanding the foregoing, each of the Acquiring Fund and the Target Fund may redeem its [VRDP Shares]55 [and VMTP Shares, respectively,]56 in such amounts and at such times authorized by the Acquiring Fund Board and the Target Fund Board, respectively, prior to the Closing Date.

[55]	[Applies to MYI, MYI, MPA and BHV]
[56]	[Applies to BKN]

5.2 APPROVAL OF SHAREHOLDERS. The Acquiring Fund will call a meeting of its common and preferred shareholders and the Target Fund will call a meeting of its common and preferred shareholders to consider and act upon the proposal or proposals required to effect the provisions of this Agreement and to take all other appropriate actions necessary to obtain approval of the transactions contemplated herein (such meetings together, the “Shareholder Meeting”).

5.3 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, each Fund and the Merger Sub will take or cause to be taken all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 PREPARATION OF REGISTRATION STATEMENT, PREFERRED SHARES PROXY STATEMENT AND PROXY MATERIALS. The Funds will prepare and file with the Commission the Registration Statement and the Preferred Shares Proxy Statement. The Registration Statement shall include the Combined Proxy Statement/Prospectus relating to the transactions contemplated by this Agreement. The Registration Statement and the Preferred Shares Proxy Statement shall be in compliance with the Securities Act of 1933 as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statement, including the Combined Proxy Statement/Prospectus, the Preferred Shares Proxy Statement and related materials for inclusion therein, in connection with the Shareholder Meeting to consider the approval of this Agreement and the transactions contemplated herein.

5.6 [TARGET FUND VMTP REFINANCING. In the event that the Target Fund does not intend to redeem all of the Target Fund VMTP Shares following the approval of this Agreement by the requisite shareholders of the Funds and prior to the Closing Date as permitted by Section 5.1, the Target Fund agrees to consummate the Target Fund VMTP Refinancing prior to the Closing Date.]57

5.7 REGULATORY APPROVALS. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, the listing rules of the New York Stock Exchange or another national securities exchange and such of the state “blue sky” or securities laws as it may deem appropriate in order to consummate the transactions hereunder.

5.8 TAX STATUS OF MERGER. The intention of the parties is that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund or the Merger Sub shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.11.

[57]	[Applies to BKN]

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1 All representations and warranties of the Acquiring Fund Parties contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Fund Parties shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND PARTIES

The obligations of the Acquiring Fund Parties to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1 All representations and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3 The Target Fund shall have delivered to the Acquiring Fund Parties a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of the Target Fund.

7.4 Prior to the Valuation Time, the Target Fund will have declared the dividends and/or distributions contemplated by Section 8.5.

7.5 The Target Fund shall have delivered such records, agreements, certificates, instruments and such other documents as the Acquiring Fund Parties shall reasonably request.

7.6 The Target Fund shall have taken all steps required to terminate all agreements to which it is a party (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Target Fund’s liabilities.

7.7 [In the event that the Target Fund has not redeemed all of its outstanding VMTP Shares prior to the Closing Date as permitted by Section 5.1, the Target Fund shall have consummated the VMTP Refinancing prior to the Closing.]58

[58]	[Applies to BKN]

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Target Fund and the Acquiring Fund Parties to consummate the transactions provided for herein are subject to the fulfillment or waiver of the following conditions, as applicable:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Target Fund Common Shares and [Target Fund VRDP Shares]59 [Target Fund VMTP Shares]60, voting as a single class, and the requisite vote of the holders of the outstanding Target Fund VRDP Shares]61 [Target Fund VMTP Shares]62, voting as a separate class, in accordance with applicable law and the provisions of such Target Fund’s [charter]63 [Declaration of Trust, Certificate of Designation]64 [Agreement and Declaration of Trust, Statement of Preferences]65 and By-laws. In addition, this Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Acquiring Fund VRDP Shares, voting as a separate class, and the issuance of additional Acquiring Fund Common Shares shall have been approved by the requisite vote of the holders of the outstanding Acquiring Fund Common Shares and Acquiring Fund VRDP Shares, voting together as a single class, in accordance with applicable law, the requirements of any applicable national securities exchange and the provisions of the Acquiring Fund’s charter and By-Laws. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this Section 8.1.

8.2 As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties[, including liquidity providers with respect to the VRDP Shares,]66 and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained or made.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Target Fund shall have declared, prior to the Valuation Time, a dividend or dividends with respect to its common shares in an amount determined by the Target Fund’s officers in accordance with the Target Fund’s past practice that, together with all other dividends paid by the Target Fund with respect to all taxable periods ending on or before the Closing Date, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code). Prior to the Closing, to the extent such dividend or dividends are not paid prior to the Closing, the Target Fund

[59]	[Applies to MIY, MPA and BHV]
[60]	[Applies to BKN]
[61]	[Applies to MIY, MPA and BHV]
[62]	[Applies to BKN]
[63]	[Applies to MIY and BKN]
[64]	[Applies to MPA]
[65]	[Applies to BHV]
[66]	[Applies to MYI, MIY, MPA, BHV]

shall establish an escrow account and set aside assets in the amount of such dividend or dividends in such escrow account to be held solely for the benefit of the Target Fund Common Shareholders as of the record date for such dividend or dividends and such dividends shall be paid as previously authorized by the Target Fund Board. None of the Target Fund, the Acquiring Fund or the Merger Sub shall have any rights with respect to, or interest in, the assets held in such escrow account.

8.6 The Articles of Merger [and the [Massachusetts]67 [Delaware]68 Certificate of Merger], specifying the Effective Time as the date and time of the effectiveness of the Merger, shall have been filed with, and accepted by, the State Department of Assessments and Taxation of the State of Maryland [and the [Secretary of the Commonwealth of Massachusetts]69 [Secretary of State of the State of Delaware]70, respectively].

8.7 The Target Fund shall have received on the Closing Date an opinion of Miles & Stockbridge P.C., as special Maryland counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Target Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Fund has been formed as a corporation and is validly existing under the laws of the State of Maryland and, to such counsel’s knowledge, has the power as a corporation under its charter and Maryland law applicable to corporations to conduct its business as described in the definitive Combined Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 424(b) under the 1933 Act.

(b) The Acquiring Fund has the power and authority under its charter and the laws of the State of Maryland applicable to corporations to execute, deliver and perform all of its obligations under the Agreement. The execution and delivery of the Agreement and the consummation by the Acquiring Fund of the transactions contemplated thereby have been duly authorized by all requisite action on the part of the Acquiring Fund under the laws of the State of Maryland applicable to corporations and the Acquiring Fund’s charter.

(c) The execution and delivery by the Acquiring Fund of the Agreement did not, and the performance of each such Acquiring Fund Party’s obligations under the Agreement will not, violate the Acquiring Fund’s charter or By-Laws.

(d) None of the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will violate any provision of law of the State of Maryland applicable to the Acquiring Fund.

(e) To the best of such counsel’s knowledge, no consent, approval, authorization or order of any Maryland court or Maryland governmental authority is required for consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except as have been obtained.

(f) Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of the Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund Shareholders as provided by the Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable by the Acquiring Fund. No shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s charter or By-Laws or the laws of the State of Maryland.

[67]	[Applies to MPA]
[68]	[Applies to BHV]
[69]	[Applies to MPA]
[70]	[Applies to BHV]

8.8 The Target Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Target Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act.

(b) To the best of such counsel’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Fund, or the enforceability of the Agreement against the Acquiring Fund.

(c) None of the execution, delivery or performance by the Acquiring Fund, of the Agreement nor the compliance by the Acquiring Fund, with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

8.9 The Acquiring Fund shall have received on the Closing Date an opinion from [Miles & Stockbridge P.C.] 71 [Morgan, Lewis & Bockius LLP]72 [Morris, Nichols, Arsht & Tunnell LLP]73, as special [Maryland]74 [Massachusetts]75 [Delaware]76 counsel to the Target Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) [The Target Fund is a corporation duly organized and is validly existing in good standing under the [laws of the State of Maryland.]77 [The Target Fund is a validly existing under the Target Fund’s Declaration of Trust and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust” and is in good standing as a business trust with the office of the Secretary of the Commonwealth of Massachusetts.]78 [The Target Fund is a statutory trust duly formed and is validly existing in good standing under the laws of the State of Delaware.]79

(b) The Merger Sub is a limited liability company and is validly existing under the laws of the [State of Maryland]80 [Commonwealth of Massachusetts]81 [State of Delaware]82.

(c) [The Target Fund has the requisite corporate power and authority under the laws of the State of Maryland and the Target Fund’s charter to execute and deliver the Agreement and to perform its obligations thereunder. The execution and delivery of the Agreement and the consummation by the Target Fund of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Target Fund under the laws of the State of Maryland and the Target Fund’s charter.]83 [The Target Fund has the power as a Massachusetts business trust under its Declaration of Trust and under the laws of the Commonwealth of Massachusetts applicable to Massachusetts business trusts to execute and deliver the Agreement and to perform its obligations thereunder. The execution and delivery of the Agreement and the consummation by the Target Fund of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Target Fund under the laws of the Commonwealth

[71]	[Applies to MIY and BKN]
[72]	[Applies to MPA]
[73]	[Applies to BHV]
[74]	[Applies to MIY and BKN]
[75]	[Applies to MPA]
[76]	[Applies to BHV]
[77]	[Applies to MIY and BKN]
[78]	[Applies to MPA]
[79]	[Applies to BHV]
[80]	[Applies to MIY and BKN]
[81]	[Applies to MPA]
[82]	[Applies to BHV]
[83]	[Applies to MIY and BKN]

of Massachusetts applicable to Massachusetts business trusts.]84 [The Target Fund has the requisite statutory trust power and authority under the Delaware Statutory Trust Act (the “DSTA”) to execute and deliver the Agreement and to perform its obligations thereunder. The execution and delivery of the Agreement and the consummation by the Target Fund of the transactions contemplated thereby have been duly authorized by all necessary statutory trust action on the part of the Target Fund under the DSTA and the Target Fund’s Agreement and Declaration of Trust.]85

(d) The Agreement has been duly executed by the Target Fund.

(e) [The execution and delivery by the Target Fund and by the Merger Sub of the Agreement, and the performance of the obligations under the Agreement, will not violate the charter or the By-laws of the Target Fund or the Merger Sub’s Articles of Organization or LLC Agreement.]86 [The execution and delivery by the Target Fund and by the Merger Sub of the Agreement, and the performance of the obligations under the Agreement, will not violate the Declaration of Trust, Certificate of Designation or the By-laws of the Target Fund or the Merger Sub’s Certificate of Organization or LLC Agreement.]87 [The execution and delivery by the Target Fund and by the Merger Sub of the Agreement, and the performance of the obligations under the Agreement, will not violate the Agreement and Declaration of Trust, Statement of Preferences or the By-laws of the Target Fund or the Merger Sub’s Certificate of Formation or LLC Agreement.]88

(f) [None of the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will violate any provision of the laws of the State of Maryland.]89 [None of the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will violate any provision of the laws of the Commonwealth of Massachusetts applicable to Massachusetts business trusts, except with respect to any Massachusetts securities law, rule or regulation (about which Morgan, Lewis & Bockius LLP expresses no opinion).]90 [None of the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will violate any provision of the DSTA.]91

(g) [To the knowledge of counsel, the Target Fund has the requisite corporate power and authority under the laws of the State of Maryland and the Target Fund’s charter to merge with and into the Merger Sub as contemplated by the Agreement.]92 [To the knowledge of counsel, the Target Fund has the requisite power and authority under the laws of the Commonwealth of Massachusetts and the Target Fund’s Declaration of Trust and Certificate of Designation to merge with and into the Merger Sub as contemplated by the Agreement.]93 [The Target Fund has the requisite statutory trust power and authority under the DSTA and the Target Fund’s Agreement and Declaration of Trust to merge with and into the Merger Sub as contemplated by the Agreement.]94

(h) To the knowledge of counsel, no consent, approval, authorization or order of any [Maryland]95 [Massachusetts]96 [Delaware]97 court or [Maryland]98 [Massachusetts]99 [Delaware]100 governmental authority is required for consummation by the Merger Sub of the transactions contemplated by the Agreement, except as have been obtained.

[84]	[Applies to MPA]
[85]	[Applies to BHV]
[86]	[Applies to MIY and BKN]
[87]	[Applies to MPA]
[88]	[Applies to BHV]
[89]	[Applies to MIY and BKN]
[90]	[Applies to MPA]
[91]	[Applies to BHV]
[92]	[Applies to MIY and BKN]
[93]	[Applies to MPA]
[94]	[Applies to BHV]
[95]	[Applies to MIY and BKN]
[96]	[Applies to MPA]
[97]	[Applies to BHV]
[98]	[Applies to MIY and BKN]
[99]	[Applies to MPA]
100	[Applies to BHV]

8.10 The Acquiring Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Target Fund is registered as a closed-end management investment company under the 1940 Act.

(b) To the best of such counsel’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Fund, or the enforceability of the Agreement against the Target Fund.

(c) Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

8.11 [The Funds shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, United States tax counsel to the Acquiring Fund and the Target Fund, addressed to the Acquiring Fund and the Target Fund substantially to the effect that for U.S. federal income tax purposes:

(a) The merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the merger.

(b) No gain or loss will be recognized by the Acquiring Fund or the Merger Sub upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws or upon the liquidation of the Merger Sub.

(c) No gain or loss will be recognized by the Target Fund upon the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws.

(d) No gain or loss will be recognized by the Target Fund Shareholders upon the conversion of all their Target Fund Shares solely into Acquiring Fund Shares in the merger of the Target Fund with and into the Merger Sub pursuant to applicable state laws, except to the extent the Target Fund Common Shareholders receive cash in lieu of a fractional Acquiring Fund Common Share.

(e) The aggregate basis of the Acquiring Fund Shares received by the Target Fund Shareholder pursuant to the merger (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will be the same as the aggregate basis of the Target Fund Shares that were converted into such Acquiring Fund Shares.

(f) The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Merger (including any fractional Acquiring Fund Common Share to which a Target Fund Common Shareholder would be entitled) will include the period during which the Target Fund Shares that were converted into such Acquiring Fund Shares were held by such shareholder, provided such Target Fund Shares are held as capital assets at the time of the Merger.

(g) The basis of the Target Fund’s assets received by the Merger Sub in the Merger will be the same as the basis of such assets in the hands of the Target Fund immediately before the Merger.

(h) The holding period of the assets of the Target Fund received by the Merger Sub in the Merger will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Merger on the Target Fund, the Acquiring Fund, the Merger Sub or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, [and]101 (2) [the effect of the Merger under the alternative minimum tax imposed under Section 55 of the Code on any direct or indirect shareholder of a Target Fund that is a corporation, and (3)]102 any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request of the Funds and the Merger Sub. The Target Fund and the Acquiring Fund Parties will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.11. Insofar as the opinions expressed above relate to or are dependent upon the classification of the Acquiring Fund VRDP Shares as equity for federal income tax purposes, Willkie Farr & Gallagher LLP may rely on, without restating, its opinions delivered to the Acquiring Fund with respect to such issue.

ARTICLE IX

EXPENSES

9.1 The Target Fund and the Acquiring Fund will bear expenses incurred in connection with the Merger, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of this Agreement, the preparation and filing of any documents required by such Fund’s state of organization, the preparation and filing of the N-14 Registration Statement and the Preferred Shares Proxy Statement with the Commission, the printing and distribution of the Joint Proxy Statement/Prospectus, the Preferred Shares Proxy Statement and any other materials required to be distributed to shareholders, the Commission, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Merger, fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the preferred shares, legal fees incurred in connection with amending the transaction documents for the preferred shares, which may include the legal fees of counterparties and service providers to the extent applicable, [fees and expenses incurred in connection with the Target Fund VMTP Refinancing,]103 legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, rating agency fees associated with the ratings of the preferred shares in connection with the Merger, audit fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any other legal fees and similar expenses incurred in connection with the Merger, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Boards of the Funds, provided, that BlackRock may bear all or a portion of the Merger expenses of each Fund as set forth in the N-14 Registration Statement. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Merger.

9.2 Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

101	[Applies to MPA and BHV]
102	[Applies to MIY and BKN]
103	[Applies to BKN]

9.3 Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT

10.1 The parties agree that no party has made to any other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between and among the parties.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Target Fund. In addition, this Agreement may be terminated by either party at or before the Closing Date due to:

(a) a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c) a determination by the Acquiring Fund Board or the Target Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the transactions contemplated by this Agreement.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Parties or the Target Fund. Notwithstanding any other provision of this Agreement to the contrary, the termination of this Agreement with respect to a Fund will have no effect on the obligation of that Fund to bear the portion of Merger-related expenses allocated to it as provided in Section 9.1.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund and the Merger Sub subject to the prior review of each Fund’s and the Merger Sub’s counsel and the authorization of each Board; provided, however, that following the Shareholder Meeting, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1 The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the terms “including” or “include” in this Agreement shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 [It is expressly agreed that the obligations of the Target Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Target Fund personally, but shall bind only the property of the Target Fund, as provided in the Target Fund’s Declaration of Trust and Certificate of Designation, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Target Fund Board, and this Agreement has been signed by authorized officers of the Target Fund acting as such. Neither the authorization by the Target Fund Board nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Target Fund, as provided in the Target Fund’s Declaration of Trust.]104

13.6 It is understood and agreed that no Fund shall have any liability for the obligations of the other Fund, and the liabilities of each Fund shall be several and not joint.

[Remainder of Page Intentionally Left Blank]

104	[Applies to MPA]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK MUNIYIELD QUALITY FUND III, INC.

By:
Name: [ ]
Title: [ ]

[BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND] [BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST, INC.] [BLACKROCK VIRGINIA MUNICIPAL BOND TRUST] [BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND, INC.]

By:
Name: [ ]
Title [ ]

[MERGER SUB]

By:
Name: [ ]
Title [ ]

APPENDIX B

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Acquiring Fund

The following are fundamental investment restrictions of the Acquiring Fund and may not be changed without the approval of the holders of a majority of the Acquiring Fund’s outstanding common shares and outstanding preferred shares, voting together as a single class, and a majority of the outstanding VRDP Shares, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock). The Acquiring Fund may not:

1.	Make investments for the purpose of exercising control or management.

2.

Purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or merger, (ii) by purchase of shares of tax-exempt money market funds advised by the Investment Advisor or its affiliates (as defined in the 1940 Act) to the extent permitted by an exemptive order issued to the Acquiring Fund by the SEC, or (iii) by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Acquiring Fund’s total assets would be invested in such securities.

3.

Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that the Acquiring Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein and the Acquiring Fund may purchase and sell financial futures contracts and options thereon.

4.

Issue senior securities other than preferred stock or borrow in excess of 5% of its total assets taken at market value; provided, however, that the Acquiring Fund is authorized to borrow moneys in excess of 5% of the value of its total assets for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock.

5.	Underwrite securities of other issuers except insofar as the Acquiring Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

6.	Make loans to other persons, except that the Acquiring Fund may purchase Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

7.

Purchase any securities on margin, except that the Acquiring Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Acquiring Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

8.

Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Acquiring Fund may write, purchase and sell options and futures on Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

9.

Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states municipalities and their political subdivisions are not considered to be part of any industry.

For purposes of fundamental investment restriction (4) above, the Acquiring Fund may borrow moneys in excess of 5% of the value of its total assets to the extent permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock. With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, the 1940 Act, including the rules and regulations thereunder, generally prohibits the Acquiring Fund from issuing senior securities (other than certain temporary borrowings) unless immediately after the issuance the Acquiring Fund has satisfied an asset coverage requirement with respect to senior securities representing indebtedness prescribed by the 1940 Act. Certain trading practices and investments, such as derivatives transactions, may be treated as senior securities. Prior to the adoption and implementation of Rule 18f-4 under the 1940 Act, when the Acquiring Fund engaged in a derivatives transaction that creates future payment obligations, consistent with SEC staff guidance and interpretations, the Acquiring Fund was permitted to segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Acquiring Fund’s exposure, on a mark-to-market basis, to the transaction, instead of meeting the asset coverage requirement with respect to senior securities prescribed by the 1940 Act. The SEC staff guidance and interpretations were rescinded in connection with the adoption of Rule 18f-4, and the Acquiring Fund now complies with Rule 18f-4 with respect to its derivatives transactions. Thus, the fundamental policy relating to issuing senior securities set forth in (4) above will not restrict the Acquiring Fund from entering into derivatives transactions that are treated as senior securities so long as the Acquiring Fund complies with Rule 18f-4 with respect to such derivatives transactions.

For purposes of fundamental investment restriction (9) above, the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

An additional investment restriction adopted by the Acquiring Fund, which may be changed by the Board of the Acquiring Fund without stockholder approval, provides that the Acquiring Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Acquiring Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

BHV

The following are fundamental investment restrictions of BHV and may not be changed without the approval of the holders of a majority of BHV’s outstanding common shares and outstanding preferred shares, voting together as a single class, and a majority of the outstanding preferred shares, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of shares represented at a meeting at which more than 50% of the outstanding shares of each class of shares are represented or (ii) more than 50% of the outstanding shares of each class of shares). BHV may not:

1.

invest 25% or more of the value of its Managed Assets in any one industry, provided that this limitation does not apply to municipal bonds other than those municipal bonds backed only by assets and revenues of non-governmental issuers;

2.

issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

3.

make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with BHV’s investment objective and policies or the entry into repurchase agreements;

4.

underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities BHV may be deemed to be an underwriter;

5.

purchase or sell real estate or interests therein other than municipal bonds secured by real estate or interests therein; provided that BHV may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

6.

purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without BHV becoming subject to registration with the CFTC as a commodity pool.

For purposes of applying the limitation set forth in subparagraph (1) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of nongovernmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that BHV may invest more than 25% of its Managed Assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. BHV reserves the right to invest more than 25% of its Managed Assets in industrial development bonds and private activity securities.

For the purpose of applying the limitation set forth in subparagraph (1) above, a non-governmental issuer will be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it will also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it will not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of BHV’s assets that may be invested in municipal bonds insured by any given insurer.

As a fundamental policy, under normal market conditions, BHV will invest at least 80% of its Managed Assets in municipal bonds, the interest of which is exempt from regular Federal income tax and Virginia personal income tax.

In addition to the foregoing fundamental investment policies, BHV is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. BHV may not:

(a)

make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of BHV’s Managed Assets and BHV’s aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. BHV may also make short sales against the box without respect to such limitations. In this type of short sale, at the time of the sale, BHV owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

(b)	purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder; or

(c)	purchase securities of companies for the purpose of exercising control.

If a percentage restriction on the investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

BKN

BKN’s investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of BKN’s outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares (including common shares and any outstanding shares of preferred stock (“preferred shares”)) or (b) 67% or more of the shares (including common shares and any outstanding preferred shares) represented at a meeting at which more than 50% of the outstanding shares (including common shares and any outstanding preferred shares) are represented) and the approval of the holders of a majority of any outstanding preferred shares voting separately as a class. All other investment policies or practices are considered by BKN not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at a time a transaction is effected, later changes in the percentage resulting from changing market values will not be considered a deviation from policy. BKN may not:

1.

with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at time of purchase) in the outstanding securities of any other issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof or other investment companies;

2.

invest 25% of more of the value of its total assets in any one industry provided that such limitation shall not be applicable to municipal obligations other than those municipal obligations backed only by assets and revenues of non-governmental users;

3.

issue senior securities other than (a) preferred shares not in excess of the excess of 50% of its total assets over any senior securities described in clause (b) below that are outstanding, (b) senior securities other than preferred shares (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) not in excess of 33 1/3% of its total assets, and (c) borrowings up to 5% of its total assets for temporary purposes without regard to the amount of senior securities outstanding under clauses (a) and (b) above; provided, however, that BKN’s obligations under interest rate swaps, when issued and forward commitment transactions and similar transactions are not treated as senior securities if covering assets are appropriately segregated; or pledge its assets other than to secure such issuances or in connection with Hedging Transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. For purposes of clauses (a), (b) and (c) above, “total assets” shall be calculated after giving effect to the net proceeds of any such issuance and net of any liabilities and indebtedness that do not constitute senior securities except for such liabilities and indebtedness as are excluded from treatment as senior securities by the proviso to this item (3);

4.

make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with BKN’s investment objective and policies or the acquisition of securities subject to repurchase agreements;

5.	underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares BKN may be deemed to be an underwriter;

6.	invest for the purpose of exercising control over any issuer, except that BKN may control a portfolio subsidiary;

7.	purchase or sell real estate or interests therein other than municipal obligations secured by real estate or interests therein;

8.

purchase or sell commodities or commodity contracts except for purposes, and only to the extent, permitted by applicable law without BKN becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool; or

9.

make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of BKN’s total assets and BKN’s aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

With respect to the fundamental policy relating to issuing senior securities set forth in (3) above, the 1940 Act, including the rules and regulations thereunder, generally prohibits the Fund from issuing senior securities (other than certain temporary borrowings) unless immediately after the issuance the Fund has satisfied an asset coverage requirement with respect to senior securities representing indebtedness prescribed by the 1940 Act. Certain trading practices and investments, such as derivatives transactions, may be treated as senior securities. Prior to the adoption and implementation of Rule 18f-4 under the 1940 Act, when the Fund engaged in a derivatives transaction that creates future payment obligations, consistent with SEC staff guidance and interpretations, the Fund was permitted to segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction, instead of meeting the asset coverage requirement with respect to senior securities prescribed by the 1940 Act. The SEC staff guidance and interpretations were rescinded in connection with the adoption of Rule 18f-4, and the Fund now complies with Rule 18f-4 with respect to its derivatives transactions. Thus, the fundamental policy relating to issuing senior securities set forth in (3) above will not restrict the Fund from entering into derivatives transactions that are treated as senior securities so long as the Fund complies with Rule 18f-4 with respect to such derivatives transactions.

As a matter of fundamental policy, under normal market conditions, BKN will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax.

As a matter of non-fundamental policy, under normal market conditions, BKN will invest at least 80% of its Managed Assets in investment quality securities. For the purposes of the foregoing policy, an investment quality security is a security that is rated BBB or Baa or higher by Moody’s, S&P, Fitch or another nationally recognized rating agency or, if unrated, deemed to be of comparable quality by the Manager. BKN has adopted a policy to provide shareholders of BKN at least 60 days’ prior notice of any change in this non fundamental investment policy, if the change is not first approved by shareholders, which notice will comply with the 1940 Act, as amended, and the rules and regulations thereunder.

MIY

The following are fundamental investment restrictions of MIY and may not be changed without the approval of the holders of a majority of MIY’s outstanding Common Shares and outstanding Preferred Shares, voting together as a single class, and a majority of the outstanding Preferred Shares, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock). MIY may not:

1.	Make investments for the purpose of exercising control or management.

2.

Purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or merger, (ii) by purchase of shares of tax-exempt money market funds advised by the Investment Advisor or its affiliates (as defined in the 1940 Act) to the extent permitted by an exemptive order issued to MIY by the SEC, or (iii) by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of MIY’s total assets would be invested in such securities.

3.

Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that MIY may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein and MIY may purchase and sell financial futures contracts and options thereon.

4.

Issue senior securities other than preferred stock or borrow in excess of 5% of its total assets taken at market value; provided, however, that MIY is authorized to borrow moneys in excess of 5% of the value of its total assets for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock.

5.	Underwrite securities of other issuers except insofar as MIY may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

6.	Make loans to other persons, except that MIY may purchase Michigan Municipal Bonds, Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

7.

Purchase any securities on margin, except that MIY may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by MIY of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

8.

Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that MIY may write, purchase and sell options and futures on Michigan Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

9.

Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states municipalities and their political subdivisions are not considered to be part of any industry.

For purposes of fundamental investment restriction (4) above, MIY may borrow moneys in excess of 5% of the value of its total assets to the extent permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock. With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, the 1940 Act, including the rules and regulations thereunder, generally prohibits MIY from issuing senior securities (other than certain temporary borrowings) unless immediately after the issuance MIY has satisfied an asset coverage requirement with respect to senior securities representing indebtedness prescribed by the 1940 Act. Certain trading practices and investments, such as derivatives transactions, may be treated as senior securities. Prior to the adoption and implementation of Rule 18f-4 under the 1940 Act, when MIY engaged in a derivatives transaction that creates future payment obligations, consistent with SEC staff guidance and interpretations, MIY was permitted to segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to MIY’s exposure, on a mark-to-market basis, to the transaction, instead of meeting the asset coverage requirement with respect to senior securities prescribed by the 1940 Act. The SEC staff guidance and interpretations were rescinded in connection with the adoption of Rule 18f-4, and MIY now complies with Rule 18f-4 with respect to its derivatives transactions. Thus, the fundamental policy relating to issuing senior securities set forth in (4) above will not restrict MIY from entering into derivatives transactions that are treated as senior securities so long as MIY complies with Rule 18f-4 with respect to such derivatives transactions.

For purposes of fundamental investment restriction (9) above, the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

An additional investment restriction adopted by MIY, which may be changed by the Board of Directors without stockholder approval, provides that MIY may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by MIY except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

MPA

The following are fundamental investment restrictions of MPA and may not be changed without the approval of the holders of a majority of MPA’s outstanding common shares and outstanding preferred shares, voting together as a single class, and a majority of the outstanding preferred shares, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of shares represented at a meeting at which more than 50% of the outstanding shares of each class of shares are represented or (ii) more than 50% of the outstanding shares of each class of shares). MPA may not:

(1)	Make investments for the purpose of exercising control or management.

(2)

Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or merger, or by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter no more than 10% of MPA’s total assets would be invested in such securities.

(3)

Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that MPA may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and MPA may purchase and sell financial futures contracts and options thereon.

(4)

Issue senior securities other than preferred shares or borrow in excess of 5% of its total assets taken at market value; provided, however, that MPA is authorized to borrow moneys in excess of 5% of the value of its total assets for the purpose of repurchasing shares of beneficial interest or redeeming preferred shares.

(5)	Underwrite securities of other issuers except insofar as MPA may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

(6)	Make loans to other persons, except that MPA may purchase Pennsylvania Municipal Bonds, Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

(7)

Purchase any securities on margin, except that MPA may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by MPA of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

(8)

Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that MPA may write, purchase and sell options and futures on Pennsylvania Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

(9)

Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states municipalities and their political subdivisions are not considered to be part of any industry.

Under prior Pennsylvania law, in order for MPA to qualify to pass through to investors income exempt from Pennsylvania personal income tax, MPA was required to adhere to certain investment restrictions. In order to comply with this and other Pennsylvania law requirements previously in effect, MPA adopted, as a fundamental policy, a requirement that it invest in securities for income earnings rather than trading for profit and that, in accordance with such policy, it not vary its portfolio investments except to: (i) eliminate unsafe investments or investments not consistent with the preservation of capital or the tax status of the investments of MPA; (ii) honor redemption orders, meet anticipated redemption requirements, and negate gains from discount purchases; (iii) reinvest the earnings from portfolio securities in like securities; or (iv) defray normal administrative expenses. Pennsylvania law as currently in effect eliminates the necessity for the foregoing investment policies. Since such policies are fundamental policies of MPA, which can only be changed by the affirmative vote of a majority (as defined in the 1940 Act) of the outstanding shares, MPA continues to be governed by such investment policies.

For purposes of fundamental investment restriction (4) above, MPA may borrow moneys in excess of 5% of the value of its total assets to the extent permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law for the purpose of repurchasing common shares or redeeming preferred shares. With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, the 1940 Act, including the rules and regulations thereunder, generally prohibits MPA from issuing senior securities (other than certain temporary borrowings) unless immediately after the issuance MPA has satisfied an asset coverage requirement with respect to senior securities representing indebtedness prescribed by the 1940 Act. Certain trading practices and investments, such as derivatives transactions, may be treated as senior securities. Prior to the adoption and implementation of Rule 18f-4 under the 1940 Act, when MPA engaged in a derivatives transaction that creates future payment obligations, consistent with SEC staff guidance and interpretations, MPA was permitted to segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to MPA’s exposure, on a mark-to-market basis, to the transaction, instead of meeting the asset coverage requirement with respect to senior securities prescribed by the 1940 Act. The SEC staff guidance and interpretations were rescinded in connection with the adoption of Rule 18f-4, and MPA now complies with Rule 18f-4 with respect to its derivatives transactions. Thus, the fundamental policy relating to issuing senior securities set forth in (4) above will not restrict MPA from entering into derivatives transactions that are treated as senior securities so long as MPA complies with Rule 18f-4 with respect to such derivatives transactions.

For purposes of fundamental investment restriction (9) above, the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

An additional investment restriction adopted by MPA, which may be changed by the Board of Trustees without shareholder approval, provides that MPA may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by MPA except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

If a percentage restriction on the investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

APPENDIX C

FORM OF AMENDMENT TO MYI ARTICLES SUPPLEMENTARY

BLACKROCK MUNIYIELD QUALITY FUND III, INC.

ARTICLES OF AMENDMENT

AMENDING THE ARTICLES SUPPLEMENTARY ESTABLISHING AND FIXING

THE RIGHTS AND PREFERENCES OF VARIABLE RATE DEMAND PREFERRED SHARES

This is to certify that:

First: The charter of BlackRock MuniYield Quality Fund III, Inc., a Maryland corporation (the “Corporation”), is amended by these Articles of Amendment, which amend the Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares, dated as of May 17, 2011, as amended to date (the “Articles Supplementary”).

Second: The charter of the Corporation is hereby amended by deleting the first and second recitals of the Articles Supplementary and inserting the following:

FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article IV of the Corporation’s Charter, the Board of Directors has, by resolution duly adopted on April 14, 2011, reclassified 3,564 authorized and unissued shares of common stock of the Corporation as shares of preferred stock of the Corporation, par value $0.10 per share, as Variable Rate Demand Preferred Shares (the “VRDP Shares”). The VRDP Shares may be issued in one or more series, as designated and authorized by the Board of Directors or a duly authorized committee thereof from time to time (each series of VRDP Shares that may be authorized and issued, a “Series”).

SECOND: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article IV of the Corporation’s Charter, the Board of Directors, by resolution duly adopted on [  ], 2023, approved the reclassification of [4,520] authorized and unissued shares of common stock of the Corporation as additional VRDP Shares.

THIRD: The preferences (including liquidation preference), voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each Series of VRDP Shares are as follows or as set forth in an amendment to these Articles Supplementary or otherwise in the Corporation’s Charter (each such Series being referred to herein as a “Series of VRDP Shares”):

Third: The charter of the Corporation is hereby amended by deleting the section titled “Designation” in the Articles Supplementary and replacing it with the following:

DESIGNATION

Series W-7: A series of preferred stock, par value $0.10 per share, liquidation preference $100,000 per share, was previously authorized and designated “Series W-7 Variable Rate Demand Preferred Shares,” also referred to as “Series W-7 VRDP Shares.” The number of Series W-7 VRDP Shares approved for issuance is [8,084]. Each Series W-7 VRDP Share shall be issued on a date or dates determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an Applicable Rate equal to the sum of the Ratings Spread (as defined in the Notice of Special Rate Period, dated June 17, 2022, as amended) plus the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index, published at 3:00 p.m., New York City time, on [  ], 2024, for the Rate Period from and including, [  ], 2024 to, and including [  ], 2024, and an initial Dividend Payment Date of [  ], 2024; and have such other preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law or as set forth in the Charter, as set forth in Parts I and II of these Articles Supplementary, or as set forth in any Notice of Special Rate Period applicable to the Series W-7 VRDP Shares. The Series W-7 VRDP Shares shall constitute a separate series of preferred stock of the Corporation and each Series W-7 VRDP Share shall be identical. Except as otherwise provided with respect to any additional Series of VRDP Shares, the terms and conditions of these Articles Supplementary apply to each Series of VRDP Shares and each share of such Series.

Fourth: These Articles of Amendment shall be effective as of [  ], 2024.

Fifth: The amendment to the charter of the Corporation as set forth above in these Articles of Amendment has been duly advised by the board of directors of the Corporation and approved by the stockholders of the Corporation as and to the extent required by law and in accordance with the charter of the Corporation.

[Signature Page Follows]

IN WITNESS WHEREOF, BlackRock MuniYield Quality Fund III, Inc. has caused these Articles of Amendment to be signed as of [  ], 2024 in its name and on its behalf by the person named below, who acknowledges that these Articles of Amendment are the act of the Corporation and, to the best of such person’s knowledge, information, and belief and under penalties for perjury, all matters and facts contained in these Articles of Amendment are true in all material respects.

BLACKROCK MUNIYIELD QUALITY FUND III, INC.

By:
Name: Jonathan Diorio
Title: Vice President

ATTEST:

Name: Janey Ahn
Title: Secretary

APPENDIX D

RATINGS OF INVESTMENTS

Description of Bond Ratings

A rating is generally assigned to a fixed-income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

NRSROs may rate specific investments (e.g., bonds), issuers (e.g., corporations, governments and financial institutions) and/or programs (e.g., commercial paper programs). However, certain types of investments generally are not rated by NRSROs, such as certain government/sovereign obligations, US agency securities, commercial paper, time deposits at financial institutions, and derivative instruments such as credit default swaps. For these types of investments, as well as US Treasury securities (some of which are not rated), where a NRSRO has not rated the specific investment but has rated the investment’s issuer, program, financial institution or underlying reference asset, BlackRock Advisors, LLC, BlackRock Fund Advisors or their respective affiliates (“BlackRock”) may consider the investment to have the same NRSRO rating as its issuer, program, financial institution or underlying reference asset, as applicable. In the case of municipal securities, where one NRSRO provides multiple ratings for the same security (e.g., “underlying,” “insured” and/or “enhanced” ratings), BlackRock may consider the security to have the highest of the multiple ratings.

New issue securities (regardless of type) rarely are rated by a NRSRO at the time of their initial offering. Preliminary prospectuses or term sheets for new issue securities often include an expected rating for the security (as determined by the underwriter and/or issuer) or a NRSRO rating for the issuer of the security. If applicable, when deciding whether to purchase a new issue security that has not yet been rated by a NRSRO, BlackRock may attribute an expected rating to the security based on: (i) the expected rating of the security set forth in the preliminary prospectus or term sheet for the security; (ii) the NRSRO’s rating for the issuer of the security set forth in the preliminary prospectus or term sheet for the security; or (iii) with respect to asset-backed securities, the rating of a prior issuance having a similar structure or the same sponsor.

Where the investment objective of a fund is to track the performance of an index that includes credit ratings eligibility criteria as part of its index methodology, the fund may purchase any security within the index, such security having been determined by the index provider as meeting its credit ratings eligibility criteria. The credit ratings practices of an index provider may differ from BlackRock’s practices, as described above. Further, the fund may invest, directly or indirectly, in securities that are not rated by a rating agency or securities with a credit rating that differs from the credit rating specified in its index methodology in various circumstances, including where a security is downgraded but not yet removed from an index, following the removal of a security from an index prior to its sale by the fund or as a result of a corporate action or restructuring affecting an issuer of a security held by the fund.

Fixed-income securities which are unrated may expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on BlackRock’s judgment, analysis and experience in the evaluation of such securities.

Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.

Securities deemed to be high yield are rated below Baa3 by Moody’s and below BBB- by S&P Global Ratings and Fitch.

The descriptions below relate to general long-term and short-term obligations of an issuer

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Rating Scale

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Description of Moody’s Short-Term Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales discussed below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG Scale

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings (“S&P”), a Division of S&P Global Inc., Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise S&P imputes; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

D

‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch Ratings publishes opinions on a variety of scales. The most common of these are credit ratings, but the agency also publishes ratings, scores and other relative opinions relating to financial or operational strength. For example, Fitch also provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of historical default rates.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

The primary credit rating scales can be used to provide a rating of privately issued obligations or certain note issuance programs or for private ratings. In this case the rating is not published, but only provided to the issuer or its agents in the form of a rating letter.

The primary credit rating scales may also be used to provide ratings for a more narrow scope, including interest strips and return of principal or in other forms of opinions such as credit opinions or rating assessment services. Credit opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit opinions will be indicated using a lower case letter symbol combined with either an ‘*’ (e.g. ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit opinions will be point-in-time typically but may be monitored if the analytical group believes information will be sufficiently available. Rating assessment services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While credit opinions and rating assessment services are point-in-time and are not monitored, they may have a directional watch or outlook assigned, which can signify the trajectory of the credit profile.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, Ratings of debtor-in-possession (“DIP”) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or issuer default rating (“IDR”), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Fitch long-term obligations rating scales are as follows:

AAA

Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very High Credit Quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High Credit Quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good Credit Quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly Speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial Credit Risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very High Levels of Credit Risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally High Levels of Credit Risk. ‘C’ indicates exceptionally high levels of credit risk.

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High Short-Term Default Risk. Default is a real possibility.

RD

Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

BLACKROCK MUNIYIELD QUALITY FUND III, INC.
PO Box 43131
Providence, RI 02940-3131
EVERY VOTE IS IMPORTANT
EASY VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours
VOTE BY TELEPHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours
VOTE BY MAIL
Vote, sign and date your
Proxy Card and return it in the
postage-paid envelope
VIRTUAL MEETING
at the following Website: https://meetnow.global/M4VASFL
on [•] at [•] a.m.
Eastern Time
To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.
Please detach at perforation before mailing.
PROXY BLACKROCK MUNIYIELD QUALITY FUND III, INC.
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON[•], 2023
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PREFERRED SHARES
The undersigned hereby appoints Jay M. Fife, Paul Mickle and Jonathan Diorio, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of BlackRock MuniYield Quality Fund III, Inc. (“MYI” or the “Acquiring Fund”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of MYI to be held on[•], 2023 at [•] a.m. (Eastern time) or at any adjournments, postponements or delays thereof. The Joint Special Meeting of Shareholders will be held in a virtual meeting format only, at the following Website: https://meetnow.global/M4VASFL. To attend and participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
MYI_33581_092023_Pref
xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
Important Notice Regarding the Availability of Proxy Materials for the
Joint Special Meeting of Shareholders on[•], 2023.
The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:
https://www.proxy-direct.com/blk-33581
Please detach at perforation before mailing.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS.
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X
Proposals
1I. The holders of Variable Rate Demand Preferred Shares (“VRDP Holders”) of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the Agreement and Plan of Merger (the “BHV Merger Agreement”) pursuant to which BlackRock Virginia Municipal Bond Trust (“BHV”) will merge with and into a Delaware limited liability company and wholly-owned subsidiary of the Acquiring Fund and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares. FOR AGAINST ABSTAIN
1J. The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the Agreement and Plan of Merger (the “BKN Merger Agreement”) pursuant to which BlackRock Investment Quality Municipal Trust, Inc. (“BKN”) will merge with and into a Maryland limited liability company and wholly-owned subsidiary of the Acquiring Fund and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.
1K. The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the Agreement and Plan of Merger (the “MIY Merger Agreement”) pursuant to which BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY”) will merge with and into a Maryland limited liability company and wholly-owned subsidiary of the Acquiring Fund and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.
1L. The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the Agreement and Plan of Merger (the “MPA Merger Agreement”) pursuant to which BlackRock MuniYield Pennsylvania Quality Fund (“MPA”) will merge with and into a Massachusetts limited liability company and wholly-owned subsidiary of the Acquiring Fund and the transactions contemplated therein, including the issuance of additional Acquiring Fund VRDP Shares.
2A The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BHV Merger Agreement.
2B. The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BKN Merger Agreement.
2C. The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MIY Merger Agreement.
2D. The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MPA Merger Agreement.
Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box
Scanner bar code
xxxxxxxxxxxxxx MYI2 33581 xxxxxxxx

BLACKROCK VIRGINIA MUNICIPAL BOND TRUST
PO Box 43131
Providence, RI 02940-3131
EVERY VOTE IS IMPORTANT
EASY VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours
VOTE BY TELEPHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours
VOTE BY MAIL
Vote, sign and date your
Proxy Card and return it in the
postage-paid envelope
VIRTUAL MEETING
at the following Website: https://meetnow.global/M4VASFL
on [•] at [•] a.m.
Eastern Time
To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.
Please detach at perforation before mailing.
PROXY BLACKROCK VIRGINIA MUNICIPAL BOND TRUST
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [•], 2023
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
PREFERRED SHARES
The undersigned hereby appoints Jay M. Fife, Paul Mickle and Jonathan Diorio, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of BlackRock Virginia Municipal Bond Trust (“BHV”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of BHV to be held on [•], 2023 at [•]a.m. (Eastern time) or at any adjournments, postponements or delays thereof. The Joint Special Meeting of Shareholders will be held in a virtual meeting format only, at the following Website: https://meetnow.global/M4VASFL. To attend and participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
BHV_33581_092023_Pref
xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
Important Notice Regarding the Availability of Proxy Materials for the
Joint Special Meeting of Shareholders on [•], 2023.
The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:
https://www.proxy-direct.com/blk-33581
Please detach at perforation before mailing.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS. FOR AGAINST ABSTAIN
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X
Proposals
1A. The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Holders”) of BHV are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger (the “BHV Merger Agreement”) pursuant to which BHV will merge with and into a Delaware limited liability company and wholly-owned subsidiary of BlackRock MuniYield Quality Fund III, Inc. (the “Acquiring Fund”), with the issued and outstanding common and preferred shares, if any, of BHV being converted into newly issued common and preferred shares of the Acquiring Fund, respectively (the “BHV Merger”).
1B. The VRDP Holders of BHV are being asked to vote as a separate class on a proposal to approve the BHV Merger Agreement and the BHV Merger.
Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box
Scanner bar code
xxxxxxxxxxxxxx BHV1 33581 xxxxxxxx

BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST, INC.
PO Box 43131
Providence, RI 02940-3131
EVERY VOTE IS IMPORTANT
EASY VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours
VOTE BY TELEPHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours
VOTE BY MAIL
Vote, sign and date your
Proxy Card and return it in the
postage-paid envelope
VIRTUAL MEETING
at the following Website: https://meetnow.global/M4VASFL
on [•] at [•] a.m.
Eastern Time
To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card
Please detach at perforation before mailing.
PROXY BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST, INC.
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [•], 2023
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PREFERRED SHARES
The undersigned hereby appoints Jay M. Fife, Paul Mickle and Jonathan Diorio, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of BlackRock Investment Quality Municipal Trust, Inc. (“BKN”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of BKN to be held on [•], 2023 at [•] a.m. (Eastern time) or at any adjournments, postponements or delays thereof. The Joint Special Meeting of Shareholders will be held in a virtual meeting format only, at the following Website: https://meetnow.global/M4VASFL. To attend and participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
BKN_33581_092023_Pref
xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
Important Notice Regarding the Availability of Proxy Materials for the
Joint Special Meeting of Shareholders on [•], 2023.
The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:
https://www.proxy-direct.com/blk-33581
Please detach at perforation before mailing.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X
Proposals
1C. The common shareholders and holders of Variable Rate Muni Term Preferred Shares (“VMTP Holders”) of BKN are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger (the “BKN Merger Agreement”) pursuant to which BKN will merge with and into a Maryland limited liability company and wholly-owned subsidiary of BlackRock MuniYield Quality Fund III, Inc. (the “Acquiring Fund”), with the issued and outstanding common and preferred shares, if any, of BKN being converted into newly issued common and preferred shares of the Acquiring Fund, respectively (the “BKN Merger”).
1D. The VMTP Holders of BKN are being asked to vote as a separate class on a proposal to approve the BKN Merger Agreement and the BKN Merger.
Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box
Scanner bar code
xxxxxxxxxxxxxx BKN2 33581 xxxxxxxx

BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND, INC.
PO Box 43131
Providence, RI 02940-3131
EVERY VOTE IS IMPORTANT
EASY VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours
VOTE BY TELEPHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours
VOTE BY MAIL
Vote, sign and date your
Proxy Card and return it in the
postage-paid envelope
VIRTUAL MEETING
at the following Website: https://meetnow.global/M4VASFL
on [•] at [•] a.m.
Eastern Time
To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.
Please detach at perforation before mailing.
PROXY BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND, INC.
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [•], 2023
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PREFERRED SHARES
The undersigned hereby appoints Jay M. Fife, Paul Mickle and Jonathan Diorio, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of MIY to be held on [•], 2023 at [•] a.m. (Eastern time) or at any adjournments, postponements or delays thereof. The Joint Special Meeting of Shareholders will be held in a virtual meeting format only, at the following Website: https://meetnow.global/M4VASFL. To attend and participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
MIY_33581_092023_Pref
xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
Important Notice Regarding the Availability of Proxy Materials for the
Joint Special Meeting of Shareholders on [•], 2023.
The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:
https://www.proxy-direct.com/blk-33581
Please detach at perforation before mailing.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X
Proposals
1E. The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Holders”) of MIY are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger (the “MIY Merger Agreement”) pursuant to which MIY will merge with and into a Maryland limited liability company and wholly-owned subsidiary of BlackRock MuniYield Quality Fund III, Inc. (the “Acquiring Fund”), with the issued and outstanding common and preferred shares, if any, of MIY being converted into newly issued common and preferred shares of the Acquiring Fund, respectively (the “MIY Merger”).
1F. The VRDP Holders of MIY are being asked to vote as a separate class on a proposal to approve the MIY Merger Agreement and the MIY Merger.
Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box
Scanner bar code
xxxxxxxxxxxxxx MIY2 33581 xxxxxxxx

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND
PO Box 43131
Providence, RI 02940-3131
EVERY VOTE IS IMPORTANT
EASY VOTING OPTIONS:
VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours
VOTE BY TELEPHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours
VOTE BY MAIL
Vote, sign and date your
Proxy Card and return it in the
postage-paid envelope
VIRTUAL MEETING
at the following Website: https://meetnow.global/M4VASFL
on [•] at [•] a.m.
Eastern Time
To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.
Please detach at perforation before mailing.
PROXY BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [•], 2023
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
PREFERRED SHARES
The undersigned hereby appoints Jay M. Fife, Paul Mickle and Jonathan Diorio, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of BlackRock MuniYield Pennsylvania Quality Fund (“MPA”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of MPA to be held on [•], 2023 at [•] a.m. (Eastern time) or at any adjournments, postponements or delays thereof. The Joint Special Meeting of Shareholders will be held in a virtual meeting format only, at the following Website: https://meetnow.global/M4VASFL. To attend and participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders.
THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS.
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.
VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503
MPA_33581_092023_Pref
xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
Important Notice Regarding the Availability of Proxy Materials for the
Joint Special Meeting of Shareholders on [•], 2023.
The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:
https://www.proxy-direct.com/blk-33581
Please detach at perforation before mailing.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSALS. FOR AGAINST ABSTAIN
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X
Proposals
1G. The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Holders”) of MPA are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger (the “MPA Merger Agreement”) pursuant to which MPA will merge with and into a Massachusetts limited liability company and wholly-owned subsidiary of BlackRock MuniYield Quality Fund III, Inc. (the “Acquiring Fund”), with the issued and outstanding common and preferred shares, if any, of MPA being converted into newly issued common and preferred shares of the Acquiring Fund, respectively (the “MPA Merger”).
1H. The VRDP Holders of MPA are being asked to vote as a separate class on a proposal to approve the MPA Merger Agreement and the MPA Merger.
Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below
Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box
Scanner bar code
xxxxxxxxxxxxxx MPA2 33581 xxxxxxxx